Exhibit 10.1

Execution Version

AMENDMENT No. 5 AND WAIVER, dated as of April 30, 2016 (this “Amendment”), to the Credit Agreement dated as of July 7, 2010, among DYNCORP INTERNATIONAL INC., a Delaware corporation (the “Borrower”), Delta Tucker Holdings, Inc., a Delaware corporation (“Holdings”), the other Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Collateral Agent, L/C Issuer and Swing Line Lender and the other parties thereto (as amended by that certain Amendment and Waiver to Credit Agreement dated as of January 21, 2011, Amendment No. 2 to Credit Agreement dated as of August 10, 2011, Amendment No. 3 to Credit Agreement dated as of June 19, 2013, Amendment No. 4 and Waiver to Credit Agreement dated as of November 5, 2014, and Waiver to Credit Agreement dated as of March 29, 2016 (the “March 2016 Waiver”), and as further amended, restated, modified and supplemented from time to time up to but without giving effect to this Amendment, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Amended Credit Agreement (as defined below), as applicable.

WHEREAS, the Loan Parties desire to (i) waive certain provisions of the Credit Agreement and (ii) amend the Credit Agreement to (a) extend the maturity date of all or a portion of the Revolving Credit Facility and (b) refinance the Term Loans outstanding immediately prior to the Amendment No. 5 Effective Date (as defined below) with a new Class of Term Loans, in each case, on the terms and, in respect of clause (i) above, for the period set forth herein;

WHEREAS, Section 10.01 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may waive or amend certain provisions of the Credit Agreement and the other Loan Documents for certain purposes;

WHEREAS, Merrill Lynch, Pierce Fenner & Smith Incorporated is acting as lead arranger and bookrunner for the Term B-2 Loans and the Class B Revolving Credit Facility;

WHEREAS, on the Waiver Effective Date (as defined below), the Required Lenders shall have waived certain provisions of the Credit Agreement;

WHEREAS, upon the Amendment No. 5 Effective Date, each Revolving Credit Lender that shall have executed and delivered this Amendment and agreed to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans shall (i) have the maturity date of its Revolving Credit Commitments and Revolving Credit Loans extended as set forth in the Amended Credit Agreement (an “Extension”), (ii) continue to be a Lender under the Amended Credit Agreement and (iii) have its Revolving Credit Commitments and Revolving Credit Loans reclassified as Class B Revolving Credit Commitments and Class B Revolving Credit Loans; and

WHEREAS, upon the Amendment No. 5 Effective Date, each Term Lender that shall have executed and delivered this Amendment and agreed to provide a Term B-2 Commitment shall (i) become a Term B-2 Lender under the Amended Credit Agreement and (ii) make a Term B-2 Loan to the Borrower on the terms, and subject to the conditions, set forth in the Amended Credit Agreement, in the amount of such Lender’s Term B-2 Commitment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Waiver. The Lenders party hereto, who constitute the Required Lenders upon the Waiver Effective Date, waive, as of the Waiver Effective Date and until the earlier of (i) the Amendment No. 5 Effective Date and (ii) June 30, 2016, Holdings’, the Borrower’s and the Restricted Subsidiaries’ obligations to comply with the covenant set forth in Section 6.01(a) of the Credit Agreement solely with respect to the requirement that the report or opinion of an independent registered public accounting firm required to be delivered annually under Section 6.01(a) of the Credit Agreement not be subject to any “going concern” or like qualification or exception (the “Going Concern Waiver”); provided, however, that such Going Concern Waiver shall automatically expire and be of no further effect (x) immediately if the Borrower’s exchange offer (the “Exchange Offer”) and consent solicitation for the Senior Notes is not commenced by May 6, 2016 or (y) 10 days after the earlier of (A) any withdrawal of the Exchange Offer or (B) any termination of the related support agreement dated April 30, 2016 between Holdings, the Borrower and certain holders of the Senior Notes relating to the Exchange Offer (the “Support Agreement”), in each case prior to June 30, 2016 (the period during which the Going Concern Waiver remains in effect in accordance with this sentence being referred to as the “Covered Period”). The Lenders party hereto hereby waive, during the Covered Period, any Default arising solely from the failure to comply with the covenant and related requirement described under the immediately preceding sentence (the “Default Waiver” and, together with the Going Concern Waiver, the “Waiver”). The Loan Parties acknowledge that the failure to comply with such requirement of Section 6.01(a) of the Credit Agreement after the last day of the Covered Period (to the extent the Amendment No. 5 Effective Date has not occurred by such date) shall constitute an immediate Event of Default and the Administrative Agent and Lenders shall have all rights and remedies, as if the Waiver had never been granted. The Waiver set forth in this Section 1 shall, as of the Waiver Effective Date, extend the waiver pursuant to the March 2016 Waiver.

Section 2. Amendment. The Credit Agreement is, effective as of the Amendment No. 5 Effective Date, hereby amended such that the terms and provisions set forth in Exhibit A hereto shall replace and supersede the terms and provisions of the Credit Agreement in effect immediately prior to the Amendment No. 5 Effective Date (the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”). Each of the applicable schedules to the Credit Agreement are, as of the Waiver Effective Date and Amendment No. 5 Effective Date, as applicable, hereby replaced with schedules attached hereto or any updated schedules delivered by the Borrower pursuant to, and permitted by, Section 6(xviii), as applicable.

Section 3. Lenders. Each Term B-2 Lender hereby agrees, on the Amendment No. 5 Effective Date and on the terms and subject to satisfaction of the conditions set forth herein and in the Amended Credit Agreement, to make Term B-2 Loans in accordance with Section 2.01(b) of the Amended Credit Agreement. Each of the Class B Revolving Credit Lenders hereby agrees, on the Amendment No. 5 Effective Date and on the terms and subject to satisfaction of the conditions set forth herein and in the Amended Credit Agreement, to exchange all of its existing Revolving Credit Commitments and outstanding Revolving Credit Loans, if

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any, for Class B Revolving Credit Commitments and Class B Revolving Credit Loans in accordance with Section 2.01(f) of the Amended Credit Agreement. Each such party shall, effective on the Amendment No. 5 Effective Date, automatically continue to be or become, as applicable, a party to the Amended Credit Agreement as a Lender.

Section 4. Representations and Warranties, No Default. After giving effect to the Waiver and amendments, as applicable, contained herein, on each of the Waiver Effective Date and the Amendment No. 5 Effective Date the Loan Parties hereby confirm that: (a) this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of such Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; (b) the representations and warranties set forth in Article V of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Waiver Effective Date with the same effect as though made on and as of the Waiver Effective Date (provided, however, that, for purposes of this clause (b), (i) all references to the “Amendment No. 5 Effective Date” in Article V of the Amended Credit Agreement (other than the representations and warranties set forth in Sections 5.01(p) (which for purposes of this Section 4(b) shall not give effect to the Amendment No. 5 Transactions), (t) (which for purposes of this Section 4(b) shall not give effect to the Amendment No. 5 Transactions), (bb)(iii) and (cc) of the Amended Credit Agreement) shall be deemed to refer to the Waiver Effective Date and such representations and warranties shall be subject to the schedules attached hereto and (ii) any such representation and warranty that is already qualified by materiality shall be true and correct in all respects); (c) the representations and warranties set forth in Article V of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 5 Effective Date with the same effect as though made on and as of the Amendment No. 5 Effective Date (provided, however, that such representations and warranties shall be subject to the schedules attached hereto and any updated schedules delivered by the Borrower pursuant to, and permitted by, Section 6(xviii), as applicable and (ii) any such representation and warranty that is already qualified by materiality shall be true and correct in all respects) and (d) no Default has occurred and is continuing under the Credit Agreement.

Section 5. Effectiveness of Certain Waivers. Section 1 of this Amendment shall become effective on the date that the following conditions have been satisfied (such date, the “Waiver Effective Date”):

(i) Execution of this Amendment. The Administrative Agent shall have received executed counterparts of this Amendment from (a) Lenders constituting the Required Lenders and each Loan Party, (b) each Lender electing to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans and (c) each Term B-2 Lender;

(ii) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Waiver Effective Date certifying (a) as to Section 4(b) of this Amendment and (b) that before and after giving effect to the Waiver set forth in Section 1, no Default shall have occurred and be continuing;

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(iii) Minimum Extension Amount. At least $107,280,000 of existing Revolving Credit Commitments shall have executed and delivered this Amendment to consent to the extension of the maturity date of the Revolving Credit Facility;

(iv) Term B-2 Loans. This Amendment shall have been executed and delivered by Term B-2 Lenders holding Commitments in respect of the entire aggregate principal amount of the Term B-2 Loans; and

(v) Absence of Defaults. Before and after giving effect to the Waiver, no Default shall have occurred and be continuing.

Section 6. Effectiveness of This Amendment. This Amendment (other than the Waiver set forth in Section 1) shall become effective on the date that the following conditions have been satisfied (such date, the “Amendment No. 5 Effective Date”):

(i) Waiver. The Waiver Effective Date shall have occurred and the Waiver set forth in Section 1 shall not have expired in accordance with its terms;

(ii) Fees. The Administrative Agent shall have received all fees required to be paid, and the Administrative Agent and Term B-2 Lenders shall have received all expenses required to be paid or reimbursed, under Section 10.04 of the Credit Agreement or Section 12 of this Amendment to the extent invoiced two (2) Business Days prior to the Amendment No. 5 Effective Date;

(iii) Legal Opinions. The Administrative Agent shall have received a legal opinion addressed to the Administrative Agent, each Revolving Credit Lender and each Term B-2 Lender under the Amended Credit Agreement of each of (i) Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties, (ii) Holland & Knight LLP, Virginia counsel to the Loan Parties, (iii) Fennemore Craig, P.C., Nevada counsel to the Loan Parties, and (iv) Wilkerson & Bryan, P.C., Alabama counsel to the Loan Parties, in each case covering such matters as the Administrative Agent, any Revolving Credit Lender or any Term B-2 Lender may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(iv) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 5 Effective Date (x) certifying (a) as to Section 4(c) of this Amendment, (b) that no Default shall have occurred and be continuing, (c) that the Exchange Offer shall have been consummated or, substantially simultaneously with the borrowing of the Term B-2 Loans and the Extensions, shall be consummated in accordance with the terms of the Offering Memorandum and the Support Agreement and (d) that all other conditions to the Amendment No. 5 Effective Date have been satisfied, and (y) attaching executed copies of the Third Lien Notes, the indenture governing the Second Lien Notes, the Intercreditor Agreement and such other documents as the Administrative Agent, any of the Revolving Credit Lenders or any of the Term B-2 Lenders may reasonably request;

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(v) Closing Certificates. The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority and (ii) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 5 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 5 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of a Responsible Officer executing the certificate pursuant to clause (ii) above;

(vi) Perfection Certificate Supplement and Lien Searches. The Administrative Agent shall have received (i) an updated Perfection Certificate dated the Amendment No. 5 Effective Date and (ii) copies of a recent Lien and judgments search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties;

(vii) Extension Fee. The Administrative Agent shall have received payment from the Borrower, in same day funds, for the account of each Revolving Credit Lender that delivers an executed counterpart signature page to this Amendment at or prior to 12:00 p.m., New York City time, on April 29, 2016 (such time, the “Deadline”) electing to make an Extension of such Lender’s Revolving Credit Commitments and Revolving Credit Loans an Extension fee in an aggregate amount equal to 2.00% of the aggregate principal amount of Revolving Credit Commitments held by such Lender as of the Deadline (which shall be converted into Class B Revolving Credit Commitments (or, in the case of certain Revolving Credit Lenders, converted into Term B-2 Loans, to the extent so provided in the Amended Credit Agreement) on the Amendment No. 5 Effective Date);

(viii) Investor Contribution. The Investor Contribution shall have been made providing net proceeds to the Borrower of at least $30,000,000, pursuant to an agreement consistent with the Offering Memorandum and otherwise in form and substance reasonably satisfactory to the Required Lenders (as defined in the Amended Credit Agreement)(as evidenced by the Third Lien Notes);

(ix) Ratings. Public ratings for the Term B-2 Loans shall have been obtained from each of S&P and Moody’s (but in each case, not a specific rating);

(x) Term B-2 Loans. The existing Term Loans shall, substantially simultaneously with the borrowing of the Term B-2 Loans, be refinanced in full;

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(xi) Outstanding Senior Notes; Exchange Offer. No more than $45,500,000 (or such other amount acceptable to the Administrative Agent) of Senior Notes shall be outstanding as of the Amendment No 5. Effective Date and the Exchange Offer shall have been consummated or, substantially simultaneously with the borrowing of the Term B-2 Loans and the Extensions, shall be consummated in accordance with the terms of the Offering Memorandum and the Support Agreement;

(xii) Intercreditor Agreement. The Junior Lien Intercreditor Agreement shall have been duly executed and delivered by each of the parties thereto;

(xiii) Absence of Defaults. Before and after giving effect to the Amended Credit Agreement, no Default shall have occurred and be continuing;

(xiv) Solvency Certificate. The Administrative Agent shall have received a certificate in form and substance reasonably satisfactory to the Administrative Agent, dated the Amendment No. 5 Effective Date and signed by the Chief Financial Officer of Holdings and the Borrower, certifying that Holdings, the Borrower and their Subsidiaries, on a consolidated basis after giving effect to the transactions contemplated on the Amendment No. 5 Effective Date, are Solvent as of the Amendment No. 5 Effective Date;

(xv) Material Adverse Effect. Since January 1, 2016 there shall not have occurred a Material Adverse Effect or any changes, events, circumstances, occurrences, effects or developments that would reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect;

(xvi) Financial Arrangements. If requested at least 10 Business Days prior to the Amendment No. 5 Effective Date, the Administrative Agent, the Revolving Credit Lenders and any requesting Term B-2 Lenders shall have received: (A) forecasts prepared by management of the Borrower, each in form reasonably satisfactory to the Administrative Agent, the Revolving Credit Lenders and the Required Term B-2 Lenders, of balance sheets, income statements and cash flow statements for each month for the first twelve months following the Amendment No. 5 Effective Date and for each year commencing with the first fiscal year following the Amendment No. 5 Effective Date for the term of the Facilities (it being understood that each Term B-2 Lender requesting such forecasts agrees and acknowledges that it shall be subject to the confidentiality provisions set forth in the Amended Credit Agreement with respect to the forecasts delivered pursuant to this clause (xvi)(A) and each Lender agrees and acknowledges that such forecasts shall not be required to be made publicly available), (B) evidence reasonably satisfactory to the Administrative Agent, the Revolving Credit Lenders and the Required Term B-2 Lenders that after giving effect to the transactions contemplated by the Exchange Offer and this Amendment, the pro forma Total Leverage Ratio is not greater than 7.60 to 1.0, and (C) a certificate of the Chief Financial Officer of Holdings and the Borrower to the effect that the forecasts delivered pursuant to clause (A) above were prepared in good faith on the basis of the assumptions stated therein, which assumptions are fair in light of the then existing conditions;

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(xvii) Regulatory Matters. The Administrative Agent shall have received all documentation and other information required by regulatory authorities with respect to the Borrower reasonably requested by the Administrative Agent under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act; provided that such requests are delivered at least three Business Days prior to the Amendment No. 5 Effective Date and are not unduly burdensome on any person unless required by applicable Law; and

(xviii) Schedules. The Borrower shall have delivered to the Administrative Agent, the Revolving Credit Lenders and the Term B-2 Lenders updated versions of the schedules to the Amended Credit Agreement solely to the extent necessary to reflect any material changes or events that have occurred between the Waiver Effective Date and the Amendment No. 5 Effective Date, and any such revised schedules shall only be permitted to the extent reasonably acceptable to the Administrative Agent, the Revolving Credit Lenders and the Term B-2 Lenders.

Section 7. Additional Agreements.

(a) Notwithstanding anything to the contrary contained in the Credit Agreement or in this Amendment, by its execution hereof, each party hereto agrees that (x) during the Covered Period, no Revolving Credit Lender or L/C Issuer shall be obligated to make Revolving Credit Loans or Swing Line Loans or issue any Letters of Credit, and the Borrower shall not be permitted to borrow (or deliver a Request for Credit Extension in respect of) any Revolving Credit Borrowings or Swing Line Borrowings or submit any Letter of Credit Application for any Letters of Credit (other than for Letters of Credit to replace existing Letters of Credit with any expiry date during, or within two (2) Business Days after the end of, the Covered Period), if after giving effect to any such Credit Extension, the aggregate amount of Revolving Credit Exposure of all Revolving Credit Lenders would exceed 50% of the aggregate amount of Revolving Credit Commitments of all Revolving Credit Lenders at such time, (y) during the Covered Period, the proceeds of Revolving Credit Loans and Swing Line Loans shall be used solely for working capital purposes and in the ordinary course of business for other general corporate purposes (which, for the avoidance of doubt, shall not include any Restricted Payment, any prepayment of any Junior Financing or Subordinated Indebtedness or the financing of any Permitted Acquisition) and (z) any violation of the preceding clause (x) or (y) shall constitute an immediate Event of Default under the Credit Agreement.

(b) Each Lender party hereto agrees (on behalf of itself and its successors and assigns) that it will not amend, modify or waive the provisions of Section 7(a) of this Amendment or this Section 7(b) without the prior written consent of the Revolving Credit Lenders having more than 50% of the aggregate principal amount of Revolving Credit Commitments then in effect.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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Section 9. Applicable Law.

(a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 10. Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

Section 11. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of any other Loan Document prior to the Amendment No. 5 Effective Date. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect, subject to this Amendment from and after the Amendment No. 5 Effective Date. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the Amended Credit

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Agreement at, and from and after, the Waiver Effective Date or the Amendment No. 5 Effective Date, as applicable, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement and the Amended Credit Agreement as subject to this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Credit Agreement as subject to this Amendment.

Section 12. Expenses. Whether or not the Amendment No. 5 Effective Date occurs, the Borrower agrees to pay or reimburse the Term B-2 Lenders for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents to be entered into or to become effective on or prior to the Amendment No. 5 Effective Date and the consummation of the transactions contemplated thereby on the Amendment No. 5 Effective Date (including all Attorney Costs (as such term is defined in the Amended Credit Agreement), which shall be limited to Stroock & Stroock & Lavan, LLP).

Section 13. WAIVER OF RIGHT TO TRIAL BY JURY.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 14. Exiting Lender. On the Waiver Effective Date, Citicorp North America, Inc. (“CNAI”) shall take the place of Citibank, N.A. (the “Exiting Lender”) in its capacity as a Lender under the Credit Agreement. Each of the parties hereto hereby agrees and confirms that after giving effect to this Section 14 on the Waiver Effective Date, (i) CNAI shall have Commitments and Loans in aggregate principal amounts equal to the amounts held by the Exiting Lender immediately prior to the occurrence of the Waiver Effective Date and (ii) the Exiting Lender’s Commitments and Loans shall be $0, its commitments to lend and all of its obligations under the Credit Agreement shall be terminated, and the Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents (other than in respect of any terms and conditions of the Credit Agreement as in effect prior to the effectiveness

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of this Amendment (including, without limitation, Sections 10.04 and 10.05 thereof), which by their terms survive any cancellation of commitments, repayment in full of any obligations or the termination of any existing Loan Document).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DYNCORP INTERNATIONAL INC.

By:	/s/ William T. Kansky
Name:	William T. Kansky
Title:	Senior Vice President and Chief Financial Officer

DELTA TUCKER HOLDINGS, INC.

By:	/s/ William T. Kansky
Name:	William T. Kansky
Title:	Senior Vice President and Chief Financial Officer

DIV CAPITAL CORPORATION
DTS AVIATION SERVICES LLC
DYN MARINE SERVICES OF VIRGINIA LLC
DYNCORP AEROSPACE OPERATIONS LLC
DYNCORP INTERNATIONAL LLC
DYNCORP INTERNATIONAL SERVICES LLC
HELIWORKS LLC
PHOENIX CONSULTING GROUP, LLC
SERVICES INTERNATIONAL LLC
WORLDWIDE MANAGEMENT AND CONSULTING SERVICES LLC
WORLDWIDE RECRUITING AND STAFFING SERVICES LLC

By:	/s/ William T. Kansky
Name:	William T. Kansky
Title:	Senior Vice President and Chief Financial Officer

CASALS & ASSOCIATES, INC.

By:	/s/ William T. Kansky
Name:	William T. Kansky
Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 5 and Waiver]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Roberto Salazar
Name:	Roberto Salazar
Title:	Vice President

BANK OF AMERICA, N.A.,
as L/C Issuer and Swing Line Lender

By:	/s/ Sophie Lee
Name:	Sophie Lee
Title:	Vice President

[Signature Page to Amendment No. 5 and Waiver]

CITIBANK, N.A., as Exiting Lender

By:	/s/ Susan Manuelle
Name:	Susan Manuelle
Title:	Vice President

CITICORP NORTH AMERICA, INC., as Lender

By:	/s/ Susan Manuelle
Name:	Susan Manuelle
Title:	Vice President

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☒ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☒ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☒ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

BANK OF AMERICA, N.A.

By:	/s/ Sophie Lee
Name:	Sophie Lee
Title:	Vice President

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

BARCLAYS BANK PLC

By:	/s/ Nicole Webb
Name:	Nicole Webb
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☐ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☒ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☒ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

BARCLAYS BANK PLC

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☒ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

CANYON BLUE CREDIT INVESTMENT FUND L.P.

By:	Canyon Capital Advisors LLC, its Co-Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:	Canyon Partners Real Estate LLC,
its Co-Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☒ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

CANYON VALUE REALIZATION FUND, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

AMUNDI ABSOLUTE RETURN CANYON FUND P.L.C., IN RESPECT OF AMUNDI ABSOLUTE RETURN CANYON REFLECTION FUND

By:	Canyon Capital Advisors LLC, its Trading Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

CANYON-SL VALUE FUND. L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

THE CANYON VALUE REALIZATION MASTER FUND, L.P.

By:	Canyon Capital Advisors LLC,
its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

HF CANYON MASTER, LTD.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

CANYON VALUE REALIZATION MAC 18 LTD.

By:	Canyon Capital Advisors LLC,
its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

CANYON CAPITAL CLO 2006-1 LTD.

By:	Canyon Capital Advisors LLC,
its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

CANYON CAPITAL CLO 2012-1, LTD.

By:	Canyon Capital Advisors LLC,
its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

CANYON CAPITAL CLO 2014-1, LTD.

By:	Canyon Capital Advisors LLC,
its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name	: Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

CANYON CAPITAL CLO 2015-1, LTD.

By:	Canyon Capital Advisors LLC,
its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☐ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☒ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment. ONLY /s/ RPA

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

CAPITAL ONE, N.A.

By:	/s/ Robert P. Harvey
Name:	Robert P. Harvey
Title:	SVP

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☐ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☒ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☒ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

CITICORP NORTH AMERICA, INC.

By:	/s/ Susan Manuelle
Name:	Susan Manuelle
Title:	Vice President

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☒ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☒ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Fernwood Associates LLC
(Name of Institution)

By:	/s/ David B. Forer
Name:	David B. Forer
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Fernwood Foundation Fund LLC
(Name of Institution)

By:	/s/ David B. Forer
Name:	David B. Forer
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Fernwood Restructurings LTD
(Name of Institution)

By:	/s/ David B. Forer
Name:	David B. Forer
Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☐ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☒ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☒ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

JPMorgan Chase Bank, N.A.

By:	/s/ Robert P. Kellas
Name:	Robert P. Kellas
Title:	Executive Director

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Pioneer Diversified High Income Trust

Pioneer Floating Rate Fund

Pioneer Floating Rate Trust

Pioneer Global High Yield Fund

Pioneer High Income Trust

ING Partners, Inc. – VY Pioneer High Yield Portfolio

PSS – Global Floating Rate Income

Pioneer Investments Diversified Loans Fund

Pioneer Multi-Asset Income Fund

Pioneer Strategic Income Fund

Pioneer Strategic Income VCT Portfolio

By:	Pioneer Investment Management, Inc.,
As adviser to each

By:	/s/ Keith Hogan
Name:	Keith Hogan
Title:	Vice President

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Pioneer Multi-Sector Fixed Income Trust Ascension Health Master Pension Trust Ascension Alpha Fund LLC Multi Sector Value Bond Fund The Doctors Company

By:	Pioneer Institutional Asset Management, Inc.,
As adviser to each

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☒ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

PNC Bank, NA

By:	/s/ Michael Fina
Name:	Michael Fina
Title:	Vice President

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☐ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☒ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Raymond James Bank, N.A.

By:	/s/ H. Fred Coble, Jr.
Name:	H. Fred Coble, Jr.
Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☐ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☒ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Special Situations Investing Group, Inc.
(Name of Institution)

By:	/s/ Geoffrey Adamson
Name:	Geoffrey Adamson
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Trinitas CLO I, Ltd.

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer of Triumph Capital Advisors, LLC as Asset Manager

[Signature Page to Amendment No. 5 and Waiver]

TERM B-1 LENDERS

☒ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☐ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Trinitas CLO II, Ltd.

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer of Triumph Capital Advisors, LLC as Asset Manager

[Signature Page to Amendment No. 5 and Waiver]

Merrill Lynch PNW Top 50 Advisor SummitTERM B-1 LENDERS

☐ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☒ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Vector Capital IV, LP

By:	/s/ James Murray
Name:	James Murray
Title:	Authorized Person

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to Amendment No. 5 and Waiver]

Merrill Lynch PNW Top 50 Advisor SummitTERM B-1 LENDERS

☐ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☒ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

VZBFI, LP

By:	/s/ James Murray
Name:	James Murray
Title:	Authorized Person

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to Amendment No. 5 and Waiver]

Merrill Lynch PNW Top 50 Advisor SummitTERM B-1 LENDERS

☐ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☒ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Vector Capital Credit Opportunity Master Fund, LP

By:	/s/ James Murray
Name:	James Murray
Title:	Authorized Person

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to Amendment No. 5 and Waiver]

Merrill Lynch PNW Top 50 Advisor SummitTERM B-1 LENDERS

☐ The undersigned Term B-1 Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to the Waiver set forth in Section 1 of the Amendment.

TERM B-2 LENDERS

☒ The undersigned Term B-2 Lender (i) hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (x) the Amendment and (y) the Waiver set forth in Section 1 of the Amendment and (ii) is executing this Amendment as a “Term B-2 Lender” and hereby agrees, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment and in the Amended Credit Agreement, to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the amount of such Term B-2 Lender’s Term B-2 Commitment.

REVOLVING CREDIT LENDERS

☐ The undersigned Revolving Credit Lender hereby consents, subject to the satisfaction of the applicable conditions set forth in the Amendment, to (i) the Amendment and (ii) the Waiver set forth in Section 1 of the Amendment.

☐ The undersigned Revolving Credit Lender is executing this Amendment as a “Class B Revolving Credit Lender” and hereby consents, subject to the satisfaction of the conditions set forth in Section 6 of the Amendment, to the Amendment and to extend the maturity date of its Revolving Credit Commitments and Revolving Credit Loans.

Vector Entrepreneur Fund III, LP

By:	/s/ James Murray
Name:	James Murray
Title:	Authorized Person

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to Amendment No. 5 and Waiver]

Schedule 1.01A

Lenders and Commitments

Lender	Class A Revolving Credit Commitment
Capital One, N.A.	$20,000,000.00
Raymond James Bank, N. A.	$4,800,000.00

Total	$24,800,000.00

Lender	Class B Revolving Credit Commitment
Bank of America, N.A.	$27,120,000.00
Barclays Bank PLC	$18,080,000.00
Citicorp North America, Inc.	$20,000,000.00
Deutsche Bank AG New York Branch	$18,080,000.00
JPMorgan Chase Bank, N.A.	$12,000,000.00
PNC Bank, NA	$12,000,000.00

Total	$107,280,000.00

Lender	Term B-2 Commitment
Bank of America, N.A.	$121,514,323.91
Canyon Blue Credit Investment Fund L.P.	$2,100,000.00
Canyon Value Realization Fund, L.P.	$12,220,000.00
Special Situations Investing Group, Inc.	$50,000,000.00
Vector Capital, LLC for one or more of the following: Vector Capital IV, LP; VZBFI, LP; Vector Capital Credit Opportunity Master Fund, LP; Vector Entrepreneur Fund III, LP.	$21,505,376.34

Total	$207,339,700.25

EXHIBIT A

Amended Credit Agreement

[See Attached]

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of [Amendment No. 5 Effective Date to be inserted], 2016

Among

DYNCORP INTERNATIONAL INC.,

as the Borrower,

THE GUARANTORS PARTY HERETO FROM TIME TO TIME,

BANK OF AMERICA, N.A.,

as Administrative and Collateral Agent,

BANK OF AMERICA, N.A.,

as L/C Issuer and Swing Line Lender,

THE OTHER LENDERS PARTY HERETO FROM TIME TO TIME

CITIGROUP GLOBAL MARKETS INC.,

as Syndication Agent,

and

BARCLAYS BANK PLC,

CAPITAL ONE, N.A.

and

DEUTSCHE BANK SECURITIES INC.,

as Co-Documentation Agents,

and

BANC OF AMERICA SECURITIES LLC,

CITIGROUP GLOBAL MARKETS INC.,

BARCLAYS CAPITAL

and

DEUTSCHE BANK SECURITIES INC.,

as Joint Lead Arrangers and Joint Bookrunners

-i-

-ii-

-iii-

-iv-

-v-

SCHEDULES

1.01A	Commitments
1.01B	[Reserved]
1.01C	Unrestricted Subsidiaries
1.01D	Specified Lender
5.01(a)	Jurisdictions of Organization and Qualification
5.01(b)	Subsidiaries and Capitalization
5.01(d)	Compliance of Agreement with other Contracts
5.01(f)	Tax Returns and Payments
5.01(l)	Material Contracts
5.01(q)	Real Property
5.01(t)	Indebtedness and Guaranty Obligations
5.01(u)	Litigation
7.01(b)	Existing Liens
7.02(f)	Existing Investments
7.03(b)	Existing Indebtedness
7.05(k)	Dispositions
7.06(o)	Restricted Payments
7.08	Transactions with Affiliates
7.09	Certain Contractual Obligations
10.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS

Form of
A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	Term Note
C-2	Revolving Credit Note
C-3	Swing Line Note
D	Compliance Certificate
E	Assignment and Assumption
F	Security Agreement
G	Intercompany Note
H	[Reserved]
I	United States Tax Compliance Certificate
J	[Reserved]
K	[Reserved]
L	[Reserved]
M	Affiliated Lender Assignment and Assumption
N	[Reserved]
O	Junior Lien Intercreditor Agreement

-vi-

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of [Amendment No. 5 Effective Date to be inserted], 2016, among DYNCORP INTERNATIONAL INC., a Delaware corporation (the “Borrower”), Delta Tucker Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiary Guarantors party hereto from time to time, BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as L/C Issuer and Swing Line Lender, and Citigroup Global Markets Inc., Syndication Agent and Barclays Bank PLC and Deutsche Bank Securities Inc. as Co-Documentation Agents.

PRELIMINARY STATEMENTS

The parties to this Agreement immediately before the Amendment No. 5 Effective Date, as such term is defined herein, wish to amend and restate this Agreement.

In consideration of the mutual covenants and agreements herein contained, as of the Amendment No. 5 Effective Date, the Agreement is amended and restated as follows:

ARTICLE I.

Definitions and Accounting Terms

Section 1.01 Defined Terms.

As used in this Agreement, the following terms shall have the meanings set forth below:

“2015 Audited Financial Statements” means the audited consolidated balance sheets of Holdings and its Subsidiaries as of each of December 31, 2014 and December 31, 2015 and the related audited consolidated statements of operations and of cash flows for Holdings and its Subsidiaries for the fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015.

“Acquisition Agreement” means the Agreement and Plan of Merger dated April 11, 2010 by and among the Borrower, Holdings and Delta Tucker Sub, Inc.

“Administrative Agent” means Bank of America, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Affiliated Lender Assignment and Assumption” has the meaning set forth in Section 10.07(k).

“Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

“Agents” means, collectively, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Co-Documentation Agents and the Supplemental Agents (if any).

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” means this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Alternative Currency” means each of Euro, Saudi riyals or United Arab Emirates dirhams and each other currency (other than Dollars) that is approved in accordance with Section 1.12.

“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

“Amendment No. 2 Effective Date” means August 10, 2011.

“Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of June 19, 2013, by and among Holdings, the Borrower, the other Loan Parties, the Administrative Agent, the Lenders party thereto and the other parties thereto.

“Amendment No. 3 Arrangers” means Bank of America, N.A., Citigroup Global Markets Inc., Barclays Bank PLC and Deutsche Bank Securities Inc. in their capacities as Joint Lead Arrangers and Joint Bookrunners for Amendment No. 3.

“Amendment No. 3 Effective Date” means June 19, 2013.

“Amendment No. 4” means Amendment No. 4 and Waiver to this Agreement, dated as of November 5, 2014, by and among Holdings, the Borrower, the other Loan Parties, the Administrative Agent, the Lenders party thereto and the other parties thereto.

“Amendment No. 4 Effective Date” means November 5, 2014.

“Amendment No. 5” means Amendment No. 5 and Waiver to this Agreement, dated as of April 30, 2016, by and among Holdings, the Borrower, the other Loan Parties, the Administrative Agent, the Lenders party thereto and the other parties thereto.

“Amendment No. 5 Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated in its capacity as Lead Arranger and Bookrunner for Amendment No. 5.

“Amendment No. 5 Effective Date” has the meaning set forth in Amendment No. 5.

“Amendment No. 5 Transactions” means the transactions contemplated by Amendment No. 5, including, without limitation, the Waiver, the amendment and restatement of this Agreement, the Junior Lien Intercreditor Agreement, the Third Lien Notes, the Exchange Offer and the Extension, as such terms are defined in Amendment No. 5, and the payment of all expenses related thereto, including, without limitation, any fees or expenses incurred or paid by Holdings, the Borrower or any of its (or their) Restricted Subsidiaries in connection with the Amendment No. 5 Transactions and the transactions contemplated thereby.

“Anti-Terrorism Laws” means any Applicable Law related to terrorism financing or money laundering including the USA Patriot Act, The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) and Executive Order 13224 (effective September 24, 2001).

“Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.

“Applicable Rate” means a percentage per annum equal to:

(a) with respect to Term B-1 Loans, (A) for Eurocurrency Rate Loans, 4.50% and (B) for Base Rate Loans, 3.50%;

(b) with respect to Term B-2 Loans, (A) for Eurocurrency Rate Loans, 6.00% and (B) for Base Rate Loans, 5.00%;

(c) with respect to Class A Revolving Credit Loans, unused Class A Revolving Credit Commitments and Letter of Credit fees, the following percentages per annum, based upon the Secured Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Secured Leverage Ratio	Eurocurrency Rate and Letter of Credit Fees	Base Rate	Unused Commitment Fee Rate
1	>1.50:1	4.50%	3.50%	0.75%
2	<1.50:1 and >1.00:1	4.25%	3.25%	0.50%
3	<1.00:1	4.00%	3.00%	0.50%

(d) with respect to Class B Revolving Credit Loans, unused Class B Revolving Credit Commitments and Letter of Credit fees, the following percentages per annum, based upon the First Lien Secured Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	First Lien Secured Leverage Ratio	Eurocurrency Rate and Letter of Credit Fees	Base Rate	Unused Commitment Fee Rate
1	>1.50:1	6.00%	5.00%	0.75%
2	<1.50:1 and >1.00:1	5.75%	4.75%	0.50%
3	<1.00:1	5.50%	4.50%	0.50%

Notwithstanding anything to the contrary in this definition, during the period from the Amendment No. 5 Effective Date until the date on which financial statements are delivered or were required to have been delivered to the Administrative Agent pursuant to Section 6.01(b) for the first full fiscal quarter of the Borrower completed after the Amendment No. 5 Effective Date, the Applicable Rate with respect to Class B Revolving Credit Loans, unused Class B Revolving Credit Commitments and Letter of Credit fees shall be determined by “Pricing Level 1” set forth in the applicable grid above. Any increase or decrease in the Applicable Rate resulting from a change in the Secured Leverage Ratio or the First Lien Secured Leverage Ratio, as applicable, shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that, at the option of the Administrative Agent or the Required Revolving Lenders, the higher pricing level shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).

In the event that any financial statements under Section 6.01 or a Compliance Certificate is shown to be inaccurate at any time that this Agreement is in effect and any Loans or Commitments are outstanding hereunder when such inaccuracy is discovered or within 91 days after the date on which all Loans have been repaid and all Commitments have been terminated, and such inaccuracy, if corrected, would have led to a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable Rate applied for such Applicable Period, then (i) the Borrower shall promptly (and in no event later than five (5) Business Days thereafter) deliver to the Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Rate shall be determined by reference to the corrected Compliance Certificate (but in no event shall the Lenders owe any amounts to the Borrower), and (iii) the Borrower shall pay to the Administrative Agent promptly upon demand (and in no event later than five (5) Business Days after demand) any additional interest owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof. Notwithstanding anything to the contrary in this Agreement, any additional interest hereunder shall not be due and payable until demand is made for such payment pursuant to clause (iii) above and accordingly, any nonpayment of such interest as result of any such inaccuracy shall not constitute a Default (whether retroactively or otherwise), and no such amounts shall be deemed overdue (and no amounts shall accrue interest at the Default Rate), at any time prior to the date that is five (5) Business Days following such demand.

“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class, (b) with respect to Letters of Credit, (i) the relevant L/C Issuer and (ii) the Revolving Credit Lenders and (c) with respect to the Swing Line Facility, (i) the relevant Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.

“Approved Fund” means any Fund that is administered, advised or managed by a Lender or an Affiliate of the entity that administers, advises or manages any Fund that is a Lender.

“Arrangers” means Banc of America Securities LLC, Citigroup Global Markets Inc., Barclays Capital, the investment banking division of Barclays Bank PLC, and Deutsche Bank Securities Inc.

“Assignees” has the meaning set forth in Section 10.07(b).

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E.

“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external legal counsel.

“Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Auto-Extension Letter of Credit” has the meaning set forth in Section 2.03(b)(iii).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank of America” means Bank of America, N.A. and its successors.

“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Base Rate” means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”; provided that in no event shall the Base Rate be less than 1.00% plus the Eurocurrency Rate applicable to one month Interest Periods on the date of determination of the Base Rate (which Eurocurrency Rate shall be deemed to be not less than 1.75%). The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Borrower” has the meaning set forth in the preamble hereto.

“Borrower Materials” has the meaning set forth in Section 6.01.

“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing, or a Term Borrowing, as the context may require.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and if such day relates to any Eurocurrency Rate Loan, means any such day on which dealings in deposits are conducted by and between banks in the London interbank eurodollar market.

“CapEx Pull-Forward Amount” has the meaning set forth in Section 7.10(c)(ii).

“Capital Expenditures” means, for any period, the aggregate, without duplication, of (a) all expenditures (whether paid in cash or accrued as liabilities) by Holdings and its Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment and other charges (paid or accrued) representing costs to acquire property, plant or equipment included in Capital Expenditures reflected in the consolidated balance sheet of Holdings and its Restricted Subsidiaries and (b) the value of all assets under Capitalized Leases incurred by Holdings and its Restricted Subsidiaries during such period (other than as a result of purchase accounting); provided that the term “Capital Expenditures” shall not include (i) expenditures made in connection with the replacement, substitution, restoration, repair or improvement of assets to the extent financed with (x) insurance proceeds paid on account of the loss of or damage to the assets being replaced, restored, repaired or improved or (y) awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, (ii) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment solely to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (iii) the purchase of plant, property or equipment or software to the extent financed with the proceeds of Dispositions outside the ordinary course of business that are not required to be applied to prepay Term Loans pursuant to Section 2.05(b), (iv) expenditures that are accounted for as capital expenditures by Holdings or any Restricted Subsidiary and that actually are paid for by a Person other than Holdings or any Restricted Subsidiary and for which neither Holdings nor any Restricted Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such Person or any other Person (whether before, during or after such period), (v) expenditures that constitute any part of consolidated lease expense, (vi) expenditures that constitute Permitted Acquisitions, (vii) any capitalized interest expense reflected as additions to property, plant or equipment in the consolidated balance sheet of Holdings and the Restricted Subsidiaries, (viii) any non-cash compensation or other non-cash costs reflected as additions to property, plant or equipment in the consolidated balance sheet of Holdings and the Restricted Subsidiaries, or (ix) the book value of any asset owned by such person prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period; provided that (A) any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period that such expenditure actually is made and (B) such book value shall have been included in Capital Expenditures when such asset was originally acquired.

“Capital Stock” means:

(1) in the case of a corporation, corporate stock;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability on a balance sheet (excluding the notes thereto) in accordance with GAAP.

“Cash Collateral” has the meaning set forth in Section 2.03(g).

“Cash Collateral Account” means a blocked account at Bank of America (or another commercial bank selected in compliance with Section 9.09) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner satisfactory to the Administrative Agent.

“Cash Collateralize” has the meaning set forth in Section 2.03(g).

“Cash Equivalents” means:

(1) U.S. dollars, pounds sterling, euros, the national currency of any participating member state of the European Union or, in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

(2) securities issued or directly and fully guaranteed or insured by the government of the United States or any country that is a member of the European Union or any agency or instrumentality thereof in each case with maturities not exceeding two years from the date of acquisition;

(3) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances, in each case with maturities not exceeding one year, and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $500 million, or the foreign currency equivalent thereof, and whose long-term debt is rated “A” or the equivalent thereof by Moody’s or S&P (or reasonably equivalent ratings of another nationally recognized ratings agency);

(4) repurchase obligations for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5) commercial paper issued by a corporation (other than an Affiliate of the Borrower) rated at least “A-1” or the equivalent thereof by Moody’s or S&P (or reasonably equivalent ratings of another nationally recognized ratings agency) and in each case maturing within one year after the date of acquisition;

(6) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody’s or S&P (or reasonably equivalent ratings of another nationally recognized ratings agency) in each case with maturities not exceeding two years from the date of acquisition;

(7) Indebtedness issued by Persons (other than the Investors) with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s in each case with maturities not exceeding two years from the date of acquisition; and

(8) investment funds investing at least 95% of their assets in securities of the types described in clauses (1) through (7) above.

“Cash Management Obligations” means obligations owed by the Borrower or any Restricted Subsidiary to any Lender or any Affiliate of a Lender (or Person that was a Lender or an Affiliate of a Lender at the time such arrangement was entered into) (a “Cash Management Bank”) in respect of any overdraft and related liabilities arising from treasury, depository, credit card, debit card and cash management services or any automated clearing house transfers of funds.

“Casualty Event” means any event that gives rise to the receipt by Holdings or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace, restore or repair such equipment, fixed assets or real property.

“Cerberus” has the meaning set forth in the definition of “Investors.”

“Cerberus Revolving Lender” means any Non-Debt Fund Affiliate that (x) is Controlled by Cerberus and (y) becomes a Lender with a Class B Revolving Credit Commitment or an outstanding Class B Revolving Credit Loan as a result of an Incremental Revolving Credit Commitment.

“Change of Control” shall be deemed to occur if:

(a) at any time prior to a Qualified IPO, the Investors shall fail to own beneficially (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Closing Date), directly or indirectly, in the aggregate Equity Interests representing at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings or any direct or indirect parent of Holdings;

(b) at any time after a Qualified IPO, any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date), other than the Investors or any “group” including any Investors (provided, that in the case of any such “group,” the Investors hold a majority of all voting interest in Holdings’ Equity Interests held by all members of such “group”), (x) shall have acquired beneficial ownership of 35% or more on a fully diluted basis of the voting interest in Holdings’ Equity Interests or any direct or indirect parent of Holdings and (y) the Investors shall own, directly or indirectly, less than such person or “group” on a fully diluted basis of the voting interest in Holdings’ Equity Interests or any direct or indirect parent of Holdings;

(c) a “change of control” (or similar event) shall occur under the Senior Notes or any Junior Financing with an aggregate principal amount in excess of the Threshold Amount or any Permitted Refinancing Indebtedness in respect of any of the foregoing with an aggregate principal amount in excess of the Threshold Amount; or

(d) Holdings shall cease to own 100% of the Equity Interests of the Borrower.

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Class A Revolving Credit Lenders, Class B Revolving Credit Lenders, Term B-1 Lenders or Term B-2 Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Class A Revolving Credit Commitments, Class B Revolving Credit Commitments, Term B-1 Commitments or Term B-2 Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Class A Revolving Credit Loans, Class B Revolving Credit Loans, Term B-1 Loans or Term B-2 Loans. Revolving Credit Commitments, (and in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and conditions shall be construed to be in the same Class.

“Class A Revolving Credit Borrowing” means a borrowing consisting of simultaneous Class A Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period, made by each of the Class A Revolving Credit Lenders pursuant to Section 2.01(c).

“Class A Revolving Credit Commitment” means, as to each Class A Revolving Credit Lender, its obligation to (a) make Class A Revolving Credit Loans to the Borrower pursuant to Section 2.01(c), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name in Schedule 1.01A to Amendment No. 5 under the caption “Class A Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 10.07(b)). The aggregate Class A Revolving Credit Commitments of all Class A Revolving Credit Lenders shall be $24,800,000 on the Amendment No. 5 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

“Class A Revolving Credit Exposure” means, as to each Class A Revolving Credit Lender, the sum of the amount of the Outstanding Amount of such Class A Revolving Credit Lender’s Class A Revolving Credit Loans and its Pro Rata Share of the L/C Obligations and the Swing Line Obligations at such time.

“Class A Revolving Credit Facility” means, at any time, the aggregate amount of the Class A Revolving Credit Lenders’ Class A Revolving Credit Commitments at such time.

“Class A Revolving Credit Lender” means, at any time, any Lender that has a Class A Revolving Credit Commitment at such time or, if the Class A Revolving Credit Commitments have terminated, Class A Revolving Credit Exposure.

“Class A Revolving Credit Loans” has the meaning set forth in Section 2.01(c).

“Class B Revolving Credit Borrowing” means a borrowing consisting of simultaneous Class B Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period, made by each of the Class B Revolving Credit Lenders pursuant to Section 2.01(d).

“Class B Revolving Credit Commitment” means, as to each Class B Revolving Credit Lender, its obligation to (a) make Class B Revolving Credit Loans to the Borrower pursuant to Section 2.01(d), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name in Schedule 1.01A to Amendment No. 5 under the caption “Class B Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Sections 2.14 and 10.07(b)). The aggregate Class B Revolving Credit Commitments of all Class B Revolving Credit Lenders shall be $107,280,000 on the Amendment No. 5 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement. After the Closing Date, additional Class B Revolving Credit Commitments may be added or created pursuant to Incremental Amendments.

“Class B Revolving Credit Exposure” means, as to each Class B Revolving Credit Lender, the sum of the amount of the Outstanding Amount of such Class B Revolving Credit Lender’s Class B Revolving Credit Loans and its Pro Rata Share of the L/C Obligations and the Swing Line Obligations at such time.

“Class B Revolving Credit Facility” means, at any time, the aggregate amount of the Class B Revolving Credit Lenders’ Class B Revolving Credit Commitments at such time.

“Class B Revolving Credit Lender” means, at any time, any Lender that has a Class B Revolving Credit Commitment at such time or, if the Class B Revolving Credit Commitments have terminated, Class B Revolving Credit Exposure; provided that, as of the Amendment No. 5 Effective Date, no Lender can be both a Class B Revolving Credit Lender and a Class A Revolving Credit Lender.

“Class B Revolving Credit Loans” has the meaning set forth in Section 2.01(d).

“Closing Date” means July 7, 2010.

“Co-Documentation Agents” means Barclays Bank PLC, Capital One, N.A. and Deutsche Bank Securities Inc., as co-documentation agents under this Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means the “Collateral” as defined in the Security Agreement and all the “Collateral” or “Pledged Assets” as defined in any other Collateral Document and any other assets pledged or in which a Lien is granted pursuant to any Collateral Document, including, without limitation, the Mortgaged Property.

“Collateral Agent” means Bank of America, in its capacity as collateral agent or pledgee in its own name under any of the Loan Documents, or any successor collateral agent.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a) on the Closing Date, the Administrative Agent shall have received each Collateral Document to the extent required to be delivered on the Closing Date, subject to the limitations and exceptions of this Agreement, duly executed by each Loan Party party thereto;

(b) the Obligations shall have been secured by a first-priority security interest in (i) all the Equity Interests of the Borrower and (ii) all Equity Interests of each Restricted Subsidiary of Holdings that is not an Excluded Subsidiary directly owned by any Loan Party, in each case, subject to exceptions and limitations otherwise set forth in this Agreement and the Collateral Documents (to the extent appropriate in the applicable jurisdiction);

(c) the Obligations shall have been secured by a perfected security interest in, and Mortgages on, substantially all tangible and intangible assets of the Borrower and each Guarantor (including Equity Interests and intercompany debt, accounts, inventory, machinery and equipment, accounts receivable, chattel paper, insurance proceeds, hedge agreement documents, instruments, indemnification rights, tax refunds, cash, investment property, contract rights, intellectual property in the United States, other general intangibles, Material Real Property and proceeds of the foregoing), in each case, subject to exceptions and limitations otherwise set forth in this Agreement and the Collateral Documents (to the extent appropriate in the applicable jurisdiction);

(d) subject to limitations and exceptions of this Agreement and the Collateral Documents, to the extent a security interest in and Mortgages on any Material Real Property is required under Section 6.11 or 6.13 (together with any Material Real Property that is subject to a Mortgage on the Closing Date, each, a “Mortgaged Property”), the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to such Mortgaged Property duly executed and delivered by the record owner of such property in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may reasonably deem necessary or desirable in order to create a valid and subsisting perfected first-priority Lien (subject only to Liens described in clause (ii) below) on the property and/or rights described therein in favor of the Collateral Agent for the benefit of the Secured Parties, and evidence that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent (it being understood that if a mortgage tax will be owed on the entire amount of the indebtedness evidenced hereby, then the amount secured by the Mortgage shall be limited to 100% of the fair market value of the property at the time the Mortgage is entered into if such limitation results in such mortgage tax being calculated based upon such fair market value), (ii) fully paid policies of title insurance (or marked-up title insurance commitments having the effect of policies of title insurance) on the Mortgaged Property naming the Collateral Agent as the insured for its benefit and that of the Secured Parties and respective successors and assigns (the “Mortgage Policies”) issued by a nationally recognized title insurance company reasonably acceptable to the Administrative Agent in form and substance and in an amount reasonably acceptable to the Administrative Agent (not to exceed 100% of the fair market value of the real properties covered thereby), insuring the Mortgages to be valid subsisting first-priority Liens on the property described therein, free and clear of all Liens other than Liens permitted pursuant to Section 7.01 and other Liens reasonably acceptable to the Administrative Agent, each of which shall (A) to the extent reasonably necessary, include such reinsurance arrangements (with provisions for direct access, if reasonably necessary) as shall be reasonably acceptable to the Collateral Agent, (B) contain a “tie-in” or “cluster” endorsement, if available under applicable law (i.e., policies which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount), (C) have been supplemented by such endorsements (or where such endorsements are not available, opinions of special counsel, architects or other professionals reasonably acceptable to the Collateral Agent) as shall be reasonably requested by the Collateral Agent (including endorsements on matters relating to usury, first loss, last dollar, zoning, contiguity, revolving credit (if available after the applicable Loan Party uses commercially reasonable efforts), doing business, non-imputation, public road access, variable rate, environmental lien, subdivision, mortgage recording tax, separate tax lot and so-called comprehensive coverage over covenants and restrictions; provided, however, the applicable Loan Party shall not be obligated to obtain a “creditor’s rights” endorsement), (iii) legal opinions, addressed to the Administrative Agent, the Collateral Agent and the other Secured Parties, reasonably acceptable to the Administrative Agent and the Collateral Agent as to such matters as the Administrative Agent and the Collateral Agent may reasonably request, (iv) a survey or express map of each Mortgaged Property sufficient in form to delete the standard survey exception in the title insurance policy insuring the Mortgage and provide the Collateral Agent with endorsements to such policy as shall be reasonably requested by the Collateral Agent and (v) a completed “life of the loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property duly executed and acknowledged by the appropriate Loan Parties;

(e) after the Closing Date, each Restricted Subsidiary of Holdings that is not an Excluded Subsidiary shall become a Guarantor and signatory to this Agreement pursuant to a joinder agreement in accordance with Section 6.11 and a party to the applicable Collateral Documents in accordance with Section 6.11; provided that notwithstanding the foregoing provisions, any Subsidiary of Holdings that Guarantees the Senior Notes shall be a Guarantor hereunder for so long as it Guarantees such Indebtedness; and

(f) within 60 days after the Amendment No. 5 Effective Date for such accounts in existence as of the Amendment No. 5 Effective Date and within 30 days after the opening of any such account following the Amendment No. 5 Effective Date (as each such date may be extended by the Administrative Agent in its sole discretion so long as the Borrower is using commercially reasonable efforts to obtain such control agreements), each Loan Party shall cause each deposit account or securities account owned by such Loan Party located at a depositary bank in the United States to be subject to control agreements pursuant to which a perfected security interest shall be created in favor of the Collateral Agent in such deposit accounts and securities accounts (other than (i) deposit accounts or securities accounts maintained with the Collateral Agent, (ii) payroll accounts and (iii) deposit accounts and securities accounts, in which, in the aggregate, there is no more than $1,000,000 on deposit).

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary:

(A) the foregoing definition shall not require, unless otherwise stated in this clause (A), the creation or perfection of pledges of, security interests in, Mortgages on, or the obtaining of title insurance or taking other actions with respect to, (i) any fee owned real property (other than Material Real Properties) and any leasehold rights and interests in real property (including landlord waivers, estoppels and collateral access letters), (ii) helicopters, motor vehicles and other assets subject to certificates of title, letters of credit with a face value of less than $1,000,000 and commercial tort claims where the amount of damages claimed by the applicable Loan Party is less than $1,000,000, (iii) any particular asset, if the pledge thereof or the security interest therein is prohibited by Law other than to the extent such prohibition is expressly deemed ineffective under the Uniform Commercial Code or other applicable Law notwithstanding such prohibition, (iv) Margin Stock and, solely to the extent prohibited by the Organization Documents or any shareholders agreement with shareholders that are not direct or indirect wholly owned Restricted Subsidiaries of Holdings, Equity Interests in any Person other than wholly owned Restricted Subsidiaries, (v) any rights of any Loan Party with respect to any lease, license or other agreement to the extent a grant of security interest therein is prohibited by such lease, license or other agreement, would result in an invalidation thereof or would create a right of termination in favor of any other party thereto (other than a Loan Party) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or other applicable Laws or principle of equity notwithstanding such prohibition, (vi) the creation or perfection of pledges of, security interests in, any property or assets that would result in material adverse tax consequences to Holdings, the Borrower or any of its Subsidiaries, as reasonably determined by the Borrower with the consent of the Administrative Agent (not to be unreasonably withheld or delayed), (vii) intellectual property to the extent a security interest is not perfected by filing of a UCC financing statement or in respect of registered intellectual property, a filing in the USPTO (if required) or the U.S. Copyright Office (it being understood that such assets are intended to constitute Collateral, though perfection beyond UCC, USPTO and U.S. Copyright Office filings is not required) and (viii) any particular assets if, in the reasonable judgment of the Administrative Agent, determined in consultation with the Borrower, the burden, cost or consequences of creating or perfecting such pledges or security interests in such assets is excessive in relation to the benefits to be obtained therefrom by the Lenders under the Loan Documents;

(B) (i) the foregoing definition shall not require perfection by “control” with respect to any Collateral, other than (x) deposit accounts and securities accounts located at a depositary bank in the United States as set forth in clause (f) above and (y) certificated Equity Interests of the Borrower and, to the extent constituting Collateral, its Restricted Subsidiaries that are Domestic Subsidiaries; and (ii) except to the extent that perfection and priority may be achieved by the filing of a financing statement under the Uniform Commercial Code with respect to the Borrower or a Guarantor, or, with respect to real property and the recordation of Mortgages in respect thereof, as contemplated by clauses (c) and (d) above, the Loan Documents shall not contain any requirements as to perfection or priority with respect to any assets or property described in this clause (B);

(C) the Administrative Agent in its discretion may grant extensions of time for the creation or perfection of security interests in, and Mortgages on, or obtaining of title insurance or taking other actions with respect to, particular assets (including extensions beyond the Closing Date) or any other compliance with the requirements of this definition where it reasonably determines, in consultation with the Borrower, that the creation or perfection of security interests and Mortgages on, or obtaining of title insurance or taking other actions, or any other compliance with the requirements of this definition cannot be accomplished without undue delay, burden or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents; provided that the Collateral Agent shall have received on or prior to the Closing Date, (i) UCC financing statements in appropriate form for filing under the UCC in the jurisdiction of incorporation or organization of each Loan Party, and (ii) any certificates or instruments representing or evidencing Equity Interests of the Borrower and any Subsidiary Guarantors accompanied by instruments of transfer and stock powers undated and endorsed in blank;

(D) with respect to a stock pledge, the exclusion of an Excluded Subsidiary shall not apply to (A) voting stock of any Subsidiary which is a first-tier Foreign Subsidiary representing 65% of the total voting power of all outstanding voting stock of such Subsidiary and (B) 100% of the Equity Interests not constituting voting stock of any such Subsidiary, except that any such Equity Interests constituting “stock entitled to vote” within the meaning of Treasury Regulation Section 1.956-2(c)(2) shall be treated as voting stock for this purpose; and

(E) Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in this Agreement and the Collateral Documents.

“Collateral Documents” means, collectively, the Security Agreement, each of the Mortgages, collateral assignments, security agreements, pledge agreements, intellectual property security agreements or other similar agreements delivered to the Administrative Agent on the Closing Date and pursuant to Section 6.11 or Section 6.13, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

“Commitment” means a Term Commitment or a Revolving Credit Commitment of any Class, as the context may require.

“Commitment Fee” has the meaning set forth in Section 2.09(a).

“Committed Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Company” means the Borrower, together with its successors and assigns.

“Compensation Period” has the meaning set forth in Section 2.12(c)(ii).

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

“Consolidated EBITDA” means, for any period, the Consolidated Net Income for such period, plus:

(a) without duplication and, except with respect to clause (vi) below, to the extent deducted (and not added back) in arriving at such Consolidated Net Income, the sum of the following amounts for such period with respect to Holdings, the Borrower and its Restricted Subsidiaries:

(i) interest expense for such period, on a consolidated basis, to the extent such expense was deducted and not added back in computing Consolidated Net Income (including amortization of original issue discount, the interest component of Capitalized Leases (deemed to accrue at an interest rate reasonably determined to be the rate of interest implicit in such Capitalized Leases in accordance with GAAP) and net payments and receipts (if any) pursuant to interest rate Swap Contracts and excluding amortization of deferred financing fees and expensing of any bridge or other financing fees and the non-cash portion of interest expense resulting from the reduction in the carrying value under purchase accounting of the Borrower’s outstanding Indebtedness); and consolidated capitalized interest for such period, whether paid or accrued; less interest income for such period; provided that, no effect shall be given to the discount and/or premium resulting from the bifurcation of derivatives under FASB ASC 815 and related interpretations as a result of the terms of Indebtedness to which such interest expense relates,

(ii) provision for taxes based on income, profits or capital of Holdings and the Restricted Subsidiaries, including, without limitation, state franchise and similar taxes (such as Delaware franchise tax) and including an amount equal to the amount of tax distributions actually made to the holders of Capital Stock of Holdings, the Borrower or its Restricted Subsidiaries or any direct or indirect parent of Holdings, the Borrower or its Restricted Subsidiaries in respect of such period in accordance with Section 7.06(h), which shall be included as though such amounts had been paid as income taxes,

(iii) the aggregate depreciation, amortization (including amortization of intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period), impairment, compensation, rent and other non-cash expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person for such period on a consolidated basis and otherwise determined in accordance with GAAP, but excluding (x) any such charge which consists of or requires an accrual of, or cash reserve for, anticipated cash charges for any future period and (y) the non-cash impact of recording the change in fair value of any embedded derivatives under FASB ASC 815 and related interpretations as a result of the terms of any agreement or instrument to which such charges relate,

(iv) the amount of payments during such period with respect to (i) executives seconded to the Borrower or any of its Restricted Subsidiaries from Cerberus Operations and Advisory Company LLC and (ii) personnel of Cerberus Operations and Advisory Company LLC that provide services to the Borrower or any of its Restricted Subsidiaries at cost on a weekly, monthly or pro-rated basis permitted under Section 7.08(j),

(v) any costs or expenses incurred pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of Holdings, the Borrower or its Restricted Subsidiaries (other than Designated CapEx Contributions) without duplication or the net cash proceeds of an issuance of Equity Interests of Holdings (other than Disqualified Equity Interests),

(vi) [Reserved],

(vii) losses due solely to fluctuations in currency values and the related tax effects,

(viii) any expenses or charges (other than the charges described in clause (iii) above) related to any issuance of Equity Interests, Investment, acquisition,

disposition, recapitalization or the incurrence or repayment of Indebtedness permitted to be incurred by this Agreement (including a refinancing thereof) (whether or not successful), including (x) such fees, expenses or charges related to this Agreement and (y) any amendment or other modification of this Agreement or other Indebtedness, and

(ix) any ordinary course dividend, distributions or other payment paid in cash and received from any Person in excess of amounts included in clause (7) pursuant to the definition of “Consolidated Net Income”, less (b) , without duplication, (i) gains due solely to fluctuations in currency values and the related tax effects and (ii) non-cash items increasing Consolidated Net Income for such period (excluding any items which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period).

“Consolidated Interest Expense” means, for any period, the sum, without duplication, of (i) the cash interest expense (including that attributable to Capitalized Leases), net of cash interest income, of Holdings, the Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, with respect to all outstanding Indebtedness of Holdings and its Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net cash costs under Swap Contracts, (ii) any dividends or distributions in respect of Disqualified Equity Interests and (iii) any cash payments made during such period in respect of obligations referred to in clause (b) below relating to Funded Debt that were amortized or accrued in a previous period, but excluding, however, (a) amortization of deferred financing costs and any other amounts of non-cash interest, (b) the accretion or accrual of discounted liabilities during such period, (c) non-cash interest expense attributable to the movement of the mark-to-market valuation of obligations under Swap Contracts or other derivative instruments pursuant to Statement of Financial Accounting Standards No.133, (d) any cash costs associated with breakage in respect of hedging agreements for interest rates, (e) all non-recurring cash interest expense consisting of liquidated damages for failure to timely comply with registration rights obligations and financing fees, all as calculated on a consolidated basis in accordance with GAAP, (f) fees and expenses associated with the consummation of the Amendment No. 5 Transactions, (g) annual agency fees paid to the Administrative Agent and/or Collateral Agent, and (h) costs associated with obtaining Swap Contracts. Notwithstanding anything to the contrary contained herein, Consolidated Interest Expense shall exclude the purchase accounting effects described in clause (12) of the definition of “Consolidated Net Income.”

“Consolidated Net Income” means, with respect to Holdings, the Borrower or any Restricted Subsidiary for any period, the aggregate of the Net Income of Holdings, the Borrower and its Restricted Subsidiary for such period, on a consolidated basis; provided, however, that:

(1) any net after-tax extraordinary, nonrecurring or unusual gains or losses or income or expenses (including the effect of all fees and expenses relating thereto), including, without limitation, any expenses related to any reconstruction, any severance or relocation expenses and fees, any restructuring costs, any retention payments, any expenses or charges related to any equity offering, Investment permitted under Section

7.02, acquisition (including earn-out provisions) or Indebtedness permitted to be incurred by this Agreement (in each case, whether or not successful) and any fees, expenses, charges or payments made under or contemplated by the Amendment No. 5 Transactions, shall be excluded;

(2) the Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period;

(3) any net after-tax income or loss from discontinued operations and any net after-tax gains or loss on disposal of discontinued operations shall be excluded;

(4) any net after-tax gains or losses (including the effect of all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by the Borrower) shall be excluded;

(5) any net after-tax gains or losses (including the effect of all fees and expenses or charges relating thereto) attributable to the early extinguishment of Indebtedness shall be excluded;

(6) the Net Income for such period of any Person that is not a Subsidiary of Holdings, or is an Unrestricted Subsidiary, or is a Person that is accounted for by the equity method of accounting (other than a Restricted Subsidiary or a Guarantor that is accounted for by the equity method of accounting), shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to Holdings or a Restricted Subsidiary thereof in respect of such period;

(7) [reserved];

(8) any non-cash impairment charges or asset write-off resulting from the application of FASB ASC 350 and FASB ASC 360, and the amortization of intangibles arising pursuant to FASB ASC 805, shall be excluded;

(9) any non-cash compensation expense realized from employee benefit plans or post-employment benefit plans, grants of stock appreciation or similar rights, stock options or other rights to officers, directors and employees of Holdings, the Borrower or any Restricted Subsidiary shall be excluded;

(10) unrealized gains and losses relating to hedging transactions and mark-to-market of Indebtedness denominated in foreign currencies resulting from the application of FASB ASC 830 shall be excluded;

(11) any (a) severance or employee relocation costs or expenses, (b) one-time non-cash compensation charges, (c) the costs and expenses after the Closing Date related to employment of terminated employees, or (d) costs or expenses realized in connection with or resulting from stock appreciation or similar rights, stock options or other rights existing on the Closing Date of officers, directors and employees, in each case of such

Person or any of its Restricted Subsidiaries, shall be excluded; provided, however, that the amount of any non-cash costs, expenses and charges described in the foregoing clauses (b), (c) and (d) of this clause (11) excluded from the calculation of Consolidated Net Income pursuant to this clause (11) shall not exceed $10,000,000 in any period of four consecutive fiscal quarters;

(12) effects of purchase accounting adjustments (including the effects of such adjustments pushed down to Holdings, the Borrower or any Restricted Subsidiary) in amounts required or permitted by GAAP, resulting from the application of purchase accounting in relation to the Transactions or any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded;

(13) accruals and reserves that are established or adjusted within 12 months after the Closing Date and that are so required to be established or adjusted in accordance with GAAP or as a result of adoption or modification of accounting policies shall be excluded;

(14) (a) (i) the non-cash portion of “straight-line” rent expense shall be excluded and (ii) the cash portion of “straight-line” rent expense which exceeds the amount expensed in respect of such rent expense shall be included and (b) non-cash gains, losses, income and expenses resulting from fair value accounting required by FASB ASC 815 shall be excluded; and

(15) For all purposes, any fees and expenses (including reimbursement of out-of-pocket expenses) related to the engagement of a group of former government and military officials and related staff providing services to the Borrower and its Subsidiaries and paid by the Borrower (the “Global Advisory Expenses”) shall be excluded for (x) the fiscal quarter ending March 25, 2016; and (y) subsequent fiscal quarters, in the case of (x) and (y), in an aggregate amount not to exceed the cash contributions made by, or cash proceeds received from, one or more of the Investors either (a) to the Borrower in the form of the Third Lien Notes or (b) to the Equity Interests of Holdings and/or from the purchase or investment in the Equity Interests of Holdings, in each case, other than Disqualified Equity Interests, the proceeds of which have been used by Holdings to make cash contributions to the Equity Interests of the Borrower and/or to purchase or make investments in the Equity Interests of the Borrower, in each case, other than Disqualified Equity Interests (any such contributions and/or purchases or investments, the “Investor Contribution”), in the case of (a) or (b), prior to the end of the applicable period (other than as set forth above with respect to the fiscal quarter ending March 25, 2016) that are directed to offset such fees and expenses;

“Consolidated Total Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness of Holdings, the Borrower and its Restricted Subsidiaries outstanding on such date, in an amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but (x) excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with any Permitted Acquisition and (y) any Indebtedness that is issued at a discount to its initial principal amount shall be calculated based on the entire principal amount thereof), consisting of

Indebtedness for borrowed money, Attributable Indebtedness, and debt obligations evidenced by promissory notes or similar instruments; provided that Consolidated Total Debt shall not include Indebtedness in respect of letters of credit (including Letters of Credit), except to the extent of unreimbursed amounts thereunder, or the Third Lien Notes.

“Consolidated Working Capital” means, with respect to Holdings and its Restricted Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided that, increases or decreases in Consolidated Working Capital shall be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (b) the effects of purchase accounting.

“Contract Consideration” has the meaning set forth in the definition of “Excess Cash Flow.”

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” has the meaning set forth in the definition of “Affiliate.”

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Current Assets” means, with respect to Holdings and the Restricted Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash and Cash Equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of Holdings and its Restricted Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits (but excluding assets held for sale, loans (permitted) to third parties, Pension Plan assets, deferred bank fees and derivative financial instruments).

“Current Liabilities” means, with respect to Holdings and the Restricted Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of Holdings and its Restricted Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of any Indebtedness, (b) the current portion of interest, (c) accruals for current or deferred Taxes based on income or profits, (d) accruals of any costs or expenses related to restructuring reserves, (e) deferred revenue and (f) any Revolving Credit Exposure or Revolving Credit Loans.

“Debt Fund Affiliate” means any Affiliate of Holdings that is a bona fide diversified debt fund.

“Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning set forth in Section 2.05(b)(vii).

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means any Lender whose acts or failure to act, whether directly or indirectly, cause it to meet any part of the definition of “Lender Default.”

“Designated CapEx Contributions” has the meaning set forth in Section 7.10(c)(iv).

“Designation Date” has the meaning set forth in Section 6.14.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale or issuance of Equity Interests in a Restricted Subsidiary) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Maturity Date of the Term B-2 Loans; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of Holdings (or any direct or indirect parent thereof), the Borrower or the Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower or if its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations; provided further that only the portion of the Equity Interests that so mature or are mandatorily redeemable, are so convertible or exchangeable or are so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Equity Interests.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency

“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” has the meaning set forth in Section 10.07(a).

“Embargoed Person” shall mean any party that (i) is publicly identified on the most current list of “Specially Designated Nationals and Blocked Persons” published by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or resides, is organized or chartered, or has a place of business in a country or territory subject to OFAC sanctions or embargo programs or (ii) is publicly identified as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other Applicable Law.

“Employee Benefit Plan” means (a) any employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained for employees of any Loan Party or any ERISA Affiliate or (b) any Pension Plan or Multiemployer Plan.

“EMU” means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environment” means indoor air, ambient air, surface water, groundwater, drinking water, land surface, subsurface strata, and natural resources such as wetlands, flora and fauna.

“Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation and remediation, fines, penalties or indemnities), of the Loan Parties or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Contribution” means the cash equity contribution by the Investors and certain other investors and associated entities to fund a portion of the acquisition and other related transactions contemplated by the Acquisition Agreement.

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

“ERISA Affiliate” means any Person who together with any Loan Party or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b) or (c) of the Code (and Section 414(m) or (o) for purposes of Section 412 of the Code) or Section 4001(b) of ERISA.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer

(as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan, or the failure to make a required contribution to a Multiemployer Plan; (f) with respect to a Pension Plan, the failure to satisfy the minimum funding standard of Section 412 of the Code, whether or not waived; (g) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could result in liability to a Loan Party or any Restricted Subsidiary; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party, any Restricted Subsidiary or any ERISA Affiliate.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Euro” means the lawful currency of the participating member states introduced in accordance with the EMU Legislation.

“Eurocurrency Rate” means

(a) for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided that the Eurocurrency Rate shall not be less than 1.75% per annum; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits with a term of one month commencing that day; provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further, that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the Eurocurrency Rate.

“Event of Default” has the meaning set forth in Section 8.01.

“Excess Cash Flow” means, for any period, an amount equal to (a) the sum, without duplication, of (i) Consolidated Net Income for such period, (ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital of the Borrower and its Restricted Subsidiaries for such period (other than any such decreases arising from acquisitions or dispositions by the Borrower and its Restricted Subsidiaries completed during such period) and (iv) an amount equal to the aggregate net non-cash loss on Dispositions by the Borrower and its Restricted Subsidiaries during such period (other than sales in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income minus (b) the sum, without duplication, of (i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income and cash charges included in clauses (1) through (15) of the definition of “Consolidated Net Income,” (ii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Capital Expenditures accrued or made in cash or accrued during such period, to the extent that such Capital Expenditures or acquisitions were financed with internally generated cash, (iii) the aggregate amount of all principal payments of Indebtedness of Holdings or its Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Leases and (B) the amount of any scheduled repayment of Term Loans pursuant to Section 2.07 but excluding (X) all other voluntary and mandatory prepayments of Term Loans, (Y) all prepayments of Revolving Credit Loans and Swing Line Loans made during such period and (Z) all payments in respect of any other revolving credit facility made during such period, except in the case of clause (Z) to the extent there is an equivalent permanent reduction in commitments thereunder), to the extent financed with internally generated cash, (iv) an amount equal to the aggregate net non-cash gain on Dispositions by Holdings and its Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income, (v) increases in Consolidated Working Capital of Holdings and its Restricted Subsidiaries for such period (other than any such increases arising from acquisitions or dispositions by Holdings and its Restricted Subsidiaries during such period), (vi) scheduled cash payments by Holdings and its Restricted Subsidiaries during such period in respect of long-term liabilities of Holdings and its Restricted Subsidiaries other than Indebtedness, (vii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Investments and acquisitions made during such period by Holdings and its Restricted Subsidiaries on a consolidated basis pursuant to Section 7.02 to the extent that such Investments and acquisitions were financed with internally generated cash, (viii) the amount of Restricted Payments paid during such period pursuant to Sections 7.06(f) and 7.06(h) to the extent such Restricted Payments were financed with internally generated cash, (ix) the aggregate amount of expenditures actually made by Holdings and its Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period, (x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by Holdings and its Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness, (xi) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by Holdings and its Restricted Subsidiaries pursuant to binding contracts or executed letters of intent (the “Contract Consideration”) entered into prior to or during such period relating to acquisitions and

Investments permitted pursuant to Section 7.02, Permitted Acquisitions or Capital Expenditures or acquisitions of intellectual property to the extent not expensed to be consummated or made, plus any restructuring cash expenses, pension payments or tax contingency payments that have been added to Excess Cash Flow pursuant to clause (a)(ii) above required to be made, in each case during the period of four consecutive fiscal quarters of Holdings following the end of such period; provided that to the extent the aggregate amount of internally generated cash actually utilized to finance such acquisitions, Investments, Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters, (xii) the amount of cash taxes paid in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period and any cash taxes to be paid within six months after the close of such Excess Cash Flow Period, (xiii) cash expenditures in respect of Swap Contracts during such fiscal year to the extent not deducted in arriving at such Consolidated Net Income and (xiv) any payment of cash to be amortized or expensed over a future period and recorded as a long-term asset. Notwithstanding anything in the definition of any term used in the definition of Excess Cash Flow to the contrary, all components of Excess Cash Flow shall be computed for Holdings and its Restricted Subsidiaries on a consolidated basis.

“Excess Cash Flow Period” means each fiscal year of Holdings commencing with the fiscal year ending December 30, 2011.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Subsidiary” means (a) any Subsidiary that does not have total assets or annual revenues in excess of $1,000,000 individually or in the aggregate with all other Subsidiaries excluded via this clause (a), (b) any Subsidiary acquired following the Closing Date that is prohibited by applicable Law or Contractual Obligations that are in existence at the time of acquisition and not entered into in contemplation thereof from guaranteeing the Obligations or if guaranteeing the Obligation would require governmental (including regulatory) consent, approval, license or authorization (unless such consent, approval license or authorization has been obtained), (c) any Subsidiary that is a Foreign Subsidiary or a direct or indirect Subsidiary of a Foreign Subsidiary, (d) any non-for-profit Subsidiaries, (e) any Unrestricted Subsidiaries and (f) at Borrower’s election, any Domestic Subsidiary formed or acquired after the Closing Date that Holdings and its Affiliates do not, directly or indirectly, own (x) 90% or more of the total voting power of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of such Subsidiary or (y) 90% or more of the economic interests, capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, of such Subsidiary; provided that no Subsidiary that guarantees the Senior Notes, Second Lien Notes or any other Junior Financing shall be deemed to be an Excluded Subsidiary at any time any such guarantee is in effect.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest would otherwise have become effective with respect to such Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” at such time. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Excluded Taxes” means, with respect to any Agent, any Lender (including any L/C Issuer), or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, (a) any Taxes imposed on (or measured by) its net income or net profits (or any franchise or similar Taxes in lieu thereof) a jurisdiction due to the lender’s present or former connection to such jurisdiction (other than a connection arising solely by virtue of any of the transactions contemplated by the Loan Document) or, in the case of any Lender, in which its Lending Office is located, (b) any Taxes in the nature of branch profits tax within the meaning of section 884(a) of the Code or any similar Taxes imposed by any jurisdiction described in clause (a), (c) any United States federal withholding tax that is imposed on any amount payable hereunder to such Person pursuant to any Law in effect at the time such Person becomes a party to this Agreement (or designates a new Lending Office), except to the extent that such Person (or its assignor, if any) was entitled, at the time of designation of a new applicable Lending Office (or assignment), to receive additional amounts with respect to such United States federal withholding Tax pursuant to Section 3.01(a), (d) any withholding tax (including backup withholding tax) that is attributable to such Person’s failure to comply with Section 3.01(d) and (f) any U.S. federal withholding tax imposed pursuant to FATCA.

“Extraordinary Event” means any event not in the ordinary course of business resulting in cash received by or paid to or for the account of any Person, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments that do not otherwise constitute Net Proceeds.

“Facility” means the Term Loans or the applicable Revolving Credit Facility, as the context may require.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of the Amendment No. 5 Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations, administrative authority, or other official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date of the Amendment No. 5 Effective Date (or any amended or successor version described above) and any intergovernmental agreements implementing any of the foregoing (together with any law implementing any such agreement, including any U.S. or non-U.S. regulations or any other official guidance).

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means the separate fee letter agreement dated April 11, 2010 among Delta Tucker Holdings, Inc., Delta Tucker Sub, Inc., the Administrative Agent, the Arrangers and certain other parties thereto.

“FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

“First Lien Secured Leverage Ratio” means, with respect to any date of determination, the ratio of (a) Consolidated Total Debt that is then secured by Liens on property or assets of the Borrower or its Restricted Subsidiaries other than Liens ranking junior in priority to the Liens securing the Obligations less unrestricted cash and Cash Equivalents in an aggregate amount not to exceed $75,000,000 as of such date of determination to (b) Consolidated EBITDA for the most recently ended Test Period.

“Fixed Charge Coverage Ratio” has the meaning set forth in the indenture governing the Second Lien Notes as in effect on the Amendment No. 5 Effective Date.

“Foreign L/C Facility” means that certain credit facility established by the Borrower or a Subsidiary on or after the Amendment No. 5 Effective Date with a foreign domiciled bank, the sole purpose of which facility is to provide for the issuance of letters of credit in support of the Borrower’s and its Subsidiaries’ pursuit and performance of contracts with customers located in the Specified Gulf States.

“Foreign Subsidiary” means any direct or indirect Subsidiary of Holdings which is not a Domestic Subsidiary.

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“Funded Debt” means all Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such provision to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided, further, that if reasonably requested by the Administrative Agent, the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

“Global Advisory Expenses” has the meaning set forth in the definition of “Consolidated Net Income.”

“GLS” means Global Linguist Solutions LLC, a Delaware limited liability company.

“GLS Loan Documents” means that certain Offering Basis Loan Agreement dated as of February 15, 2008, by and between Dyncorp International LLC and GLS pursuant to which intercompany loans are made by Dyncorp International LLC to GLS, and any notes, security agreements and other documents executed and delivered in connection therewith (in each case, as amended, restated, supplemented or otherwise modified from time to time after the Closing Date in accordance with the terms of this Agreement).

“Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Granting Lender” has the meaning set forth in Section 10.07(h).

“Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Obligations” has the meaning set forth in Section 11.01.

“Guarantors” means Holdings and the Subsidiaries of Holdings (other than the Borrower and any Excluded Subsidiary) and any other Domestic Subsidiary that, at the option of the Borrower, issues a Guarantee of the Obligations after the Closing Date.

“Guaranty” means, collectively, the guaranty of the Obligations by the Guarantors pursuant to this Agreement.

“Guaranty Obligation” means, with respect to Holdings and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

“Hazardous Materials” means any substances, materials, chemicals, wastes, pollutants, contaminants or compounds in any form, including, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil or radioactive materials, regulated by, or which can give rise to liability under, any Environmental Law.

“Holdings” means Delta Tucker Holdings, Inc., a Delaware corporation or any Domestic Subsidiary of Delta Tucker Holdings, Inc. that directly owns 100% of the issued and outstanding Equity Interests in the Borrower, and issues a Guarantee of the Obligations and agrees to assume the obligations of “Holdings” pursuant to this Agreement and the other Loan Documents pursuant to one or more instruments in form and substance reasonably satisfactory to the Administrative Agent.

“Honor Date” has the meaning set forth in Section 2.03(c)(i).

“Immaterial Subsidiary” has the meaning set forth in Section 8.03.

“Increased Amount Date” has the meaning set forth in Section 2.14(a).

“Incremental Amendment” means an Incremental Amendment among the Borrower, the Administrative Agent and one or more Cerberus Revolving Lenders entered into pursuant to Section 2.14.

“Incremental Revolving Credit Commitment” means any increased or incremental Class B Revolving Credit Commitment provided pursuant to Section 2.14.

“Incremental Revolving Credit Loans” means Class B Revolving Credit Loans made by one or more Cerberus Revolving Lenders to the Borrower pursuant to Section 2.14.

“Incurrence Leverage Ratio” means, with respect to any date of determination, the ratio of (a) Consolidated Total Debt as of such date of determination to (b) Consolidated EBITDA for the most recently ended Test Period.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred and unpaid purchase price of property, except any such balance that constitutes a trade account payable or similar obligation to a trade creditor due within six months from the date on which it is incurred, in each case incurred in the ordinary course of business, which purchase price is due more than six months after the date of placing the property in service or taking delivery and title thereto,

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all Attributable Indebtedness;

(g) all obligations of such Person in respect of Disqualified Equity Interests;

if and to the extent that the foregoing would constitute indebtedness or a liability on the balance sheet in accordance with GAAP; and

(h) to the extent not otherwise included above, all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership in which such Person is a general partner, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Debt, and (B) in the case of the Borrower and its Restricted Subsidiaries, exclude (i) all intercompany Indebtedness among the Borrower and its Restricted Subsidiaries made in the ordinary course of business and (ii) prepaid or deferred revenue arising in the ordinary course of business. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Liabilities” has the meaning set forth in Section 10.05.

“Indemnified Taxes” means any Taxes other than Excluded Taxes.

“Indemnitees” has the meaning set forth in Section 10.05.

“Independent Financial Advisor” means an accounting, appraisal or investment banking firm or consultant, in each case of nationally recognized standing that is, in the good faith determination of the Borrower, qualified to perform the task for which it has been engaged.

“Information” has the meaning set forth in Section 10.08.

“Initial Lenders” means Bank of America, Barclays Bank PLC, Citibank, N.A. and Deutsche Bank Trust Company Americas.

“Intellectual Property Security Agreement” has the meaning set forth in the Security Agreement.

“Intercompany Note” means a promissory note substantially in the form of Exhibit G.

“Interest Coverage Ratio” means, with respect to Holdings and the Restricted Subsidiaries on a consolidated basis, as of the end of any fiscal quarter of Holdings for the Test Period ending on such date, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense (which, for the avoidance of doubt, shall exclude interest expense related to the Third Lien Notes for purposes of this definition).

“Interest Payment Date” means, (a) as to any Eurocurrency Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made (with Swing Line Loans being deemed made under the Revolving Credit Facilities for purposes of this definition); provided that the Amendment No. 5 Effective Date shall be an Interest Payment Date with respect to the Loans and Revolving Credit Commitments outstanding on such date.

“Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter or, to the extent agreed by each Lender of such Eurocurrency Rate Loan, twelve months, as selected by the Borrower in its Committed Loan Notice; provided that:

(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii) no Interest Period shall extend beyond the applicable Maturity Date of the Facility under which such Loan was made.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Borrower and its Restricted Subsidiaries, intercompany loans, advances or Indebtedness among the Borrower and its Restricted Subsidiaries and made in the ordinary course of business consistent with past practice) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment but giving effect to any returns or distributions received by such Person with respect thereto.

“Investment Grade Securities” means:

(1) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than Cash Equivalents) and in each case with maturities not exceeding two years from the date of acquisition,

(2) securities that have a rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB (or the equivalent) by S&P,

(3) investments in any fund that invests at least 95% of its assets in investments of the type described in clauses (1) and (2) which fund may also hold immaterial amounts of cash pending investment and/or distribution, and

(4) corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding two years from the date of acquisition.

“Investor Contribution” has the meaning set forth in the definition of “Consolidated Net Income.”

“Investors” means (a) Cerberus Capital Management L.P. (“Cerberus”) and its Affiliates and any investment funds advised or managed by any of the foregoing (other than any portfolio operating companies of Cerberus of which Cerberus or investment fund advised, managed or controlled by Cerberus or a combination thereof does not own or control, directly or indirectly, more than 50% of both the economic interests and total voting power of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof at the time of determination) (collectively, the “Sponsor”), and (b) the Management Investors.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Document” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.

“Junior Financing” has the meaning set forth in Section 7.12(a).

“Junior Financing Documentation” means any documentation governing any Junior Financing.

“Junior Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit O.

“JV Subsidiary” means any Subsidiary of a Loan Party that is not a wholly owned Subsidiary and as to which the business and management thereof is determined by the holders of the Equity Interests therein pursuant to customary joint venture arrangements and that does not at any time have any rights under any Material Contract in existence on the Amendment No. 5 Effective Date (including any renewal, extension, replacement or modification thereof); provided, that if any JV Subsidiary becomes a Subsidiary Guarantor pursuant to the terms hereof and otherwise complies with the requirements of Section 6.11, such JV Subsidiary shall no longer be deemed to be a “JV Subsidiary” for purposes of this Agreement.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share. All L/C Advances shall be denominated in Dollars.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing. All L/C Borrowings shall be denominated in Dollars.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“L/C Issuer” means Bank of America and any other Lender that becomes an L/C Issuer in accordance with Section 2.03(k) or 10.07(j), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.10. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” has the meaning set forth in the preamble to this Agreement and, as the context requires, includes any L/C Issuer or Swing Line Lender, and its successors and assigns as permitted hereunder as well as any Cerberus Revolving Lender.

“Lender Default” means (i) the refusal (which may be given verbally or in writing and has not been retracted) or failure of any Lender to make available its portion of any incurrence of Loans or reimbursement obligations under Section 2.03(c), which refusal or failure is not cured within one Business Day after the date of such refusal or failure; (ii) the failure of any Lender to pay over to the Administrative Agent, any L/C Issuer or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute; or (iii) a Lender has admitted in writing that it is insolvent or such Lender becomes subject to a Lender-Related Distress Event.

“Lender-Related Distress Event” means, with respect to any Lender or any person that directly or indirectly controls such Lender (each, a “Distressed Person”), as the case may be, a voluntary or involuntary case with respect to such Distressed Person under any Debtor Relief Law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person or any person that directly or indirectly controls such Distressed Person is subject to a forced liquidation or becomes the subject of a Bail-In Action, or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any governmental authority having regulatory authority over such Distressed Person or its assets to be, insolvent or bankrupt; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any Equity Interest in any Lender or any person that directly or indirectly controls such Lender by a Governmental Authority or an instrumentality thereof.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit; provided, however, that any commercial letter of credit issued hereunder shall provide solely for cash payment upon presentation of a sight draft. Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

“Letter of Credit Commitment” means the commitment of the L/C Issuer to issue Letters of Credit pursuant to Section 2.03.

“Letter of Credit Expiration Date” means the day that is five (5) days prior to the scheduled Maturity Date then in effect for the Class B Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the aggregate amount of the Revolving Credit Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facilities.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to Real Property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing).

“Liquidity Default” has the meaning set forth in Section 8.01(b).

“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan (including any Incremental Revolving Credit Loan).

“Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) the Collateral Documents, (iv) each Letter of Credit Application, (v) any other instrument or agreement now, heretofore, or hereafter executed and delivered in connection herewith and (vi) any modification, restatement, replacement or supplement to any of the foregoing (including any Incremental Amendment).

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Majority Lenders” means, as of any date of determination and subject to the limitations set forth in Section 10.07(l), Lenders having more than 50% of the sum of (a) the aggregate outstanding principal amount of Revolving Credit Loans, unused Revolving Credit Commitments, Swing Line Loans and L/C Obligations and (b) the aggregate outstanding principal amount of Term Loans; provided that, in each case, any such amounts in respect of any Defaulting Lender shall be excluded for purposes of making a determination of the Majority Lenders.

“Management Investor” means any Person who is a director, officer or otherwise a member of management of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies on the Closing Date, immediately after giving effect to the transactions consummated on the Closing Date.

“Margin Stock” has the meaning set forth in Regulation U.

“Master Agreement” has the meaning set forth in the definition of “Swap Contract.”

“Master Consulting and Advisory Services Agreement” means that certain Master Consulting and Advisory Services Agreement to be entered into on the Closing Date between the Borrower and Cerberus Operations and Advisory Company LLC, together with any specific engagement letters entered into from time to time after the Closing Date as expressly contemplated thereunder (it being expressly understood that entering into such specific engagement letters shall not be deemed to be an amendment to the Master Consulting and Advisory Services Agreement).

“Material Adverse Effect” means a material adverse effect on (a) the properties, business, operations or financial condition of Holdings and its Subsidiaries, taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents, (c) the legality, validity, binding effect or enforceability against a Loan Party of a material Loan Document to which it is a party or (d) the rights, remedies and benefits available to, or conferred upon, the Administrative Agent or any Secured Party under any material Loan Document.

“Material Contract” means any other contract or written agreement of any Loan Party or any of its Subsidiaries (other than the Loan Documents) the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

“Material Real Property” means any fee owned real property owned by any Loan Party (other than any owned real property subject to a Lien permitted by clause (u) or (w) of Section 7.01 to the extent and for so long as the documentation governing such Lien prohibits the granting of a Mortgage thereon to secure the Obligations) with a fair market value in excess of $5,000,000 (at the Closing Date or, with respect to real property acquired after the Closing Date, at the time of acquisition, in each case, as reasonably estimated by the Borrower in good faith); provided that if at any time the fair market value of all fee owned real properties that are not “Material Real Property” owned by the Loan Parties would exceed $5,000,000 in the aggregate, the Loan Parties shall designate additional fee owned real properties as “Material Real Property” and comply with the Collateral and Guarantee Requirement with respect thereto such that such threshold is no longer exceeded.

“Maturity Date” means (i) with respect to the Term B-1 Loans, July 7, 2016, (ii) with respect to the Term B-2 Loans, July 7, 2020, (iii) with respect to the Class A Revolving Credit Facility, July 7, 2016 and (iv) with respect to the Class B Revolving Credit Facility, July 7, 2019 (provided that if on May 8, 2017, any Senior Notes are outstanding, unless the maturity date of all of the Senior Notes has been extended to a date that is at least 91 days after July 7, 2020, the Maturity Date of the Class B Revolving Credit Facility and the Term B-2 Loans shall be May 8, 2017); provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day.

“Maximum Rate” has the meaning set forth in Section 10.10.

“MNPI” means material non-public information with respect to Holdings or any of its Subsidiaries.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage Policies” has the meaning set forth in the definition of “Collateral and Guarantee Requirement.”

“Mortgaged Properties” has the meaning set forth in the definition of “Collateral and Guarantee Requirement.”

“Mortgages” means, collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Collateral Agent on behalf of the Secured Parties creating and evidencing a Lien on a Mortgaged Property, in form and substance reasonably satisfactory to the Collateral Agent and the Borrower, and any other mortgages executed and delivered pursuant to Sections 6.11 and 6.13.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or with respect to which any Loan Party or any ERISA Affiliate may incur any liability.

“Net Income” means, with respect to any Person, the net income (loss) attributable to such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends.

“Net Proceeds” means:

(a) 100% of the cash proceeds actually received by Holdings or any of the Restricted Subsidiaries (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but in each case only as and when received) from any Disposition, Casualty Event or Extraordinary Event, net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) any amount required to repay (x) Indebtedness (other than pursuant to the Loan Documents) that is secured by a Lien on the assets disposed of and which ranks prior to the Lien securing the Obligations or (y) Indebtedness or other obligations of any Subsidiary that is disposed of in such transaction, (iii) in the case of any Disposition or Casualty Event by a non-wholly owned Restricted Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (iii)) attributable to non-controlling interests or not available for distribution to or for the account of Holdings or a wholly owned Restricted Subsidiary as a result thereof, (iv) taxes paid or reasonably estimated to be payable as a result thereof, and (v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to clause (i)

above) (x) related to any of the applicable assets and (y) retained by Holdings or any of the Restricted Subsidiaries including, without limitation, Pension Plan and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of such Disposition or Casualty Event occurring on the date of such reduction); provided that, if no Default exists, Holdings and its Restricted Subsidiaries may reinvest any portion of such proceeds in assets (other than current assets) useful for its business within 6 months of such receipt, such portion of such proceeds in an amount not to exceed $10,000,000 in any 12 month period and $40,000,000 in the aggregate shall not constitute Net Proceeds except to the extent not, within 6 months of such receipt, so used or contractually committed to be so used (it being understood that if any portion of such proceeds are not so used within such 6 month period but within such 6 month period are contractually committed to be used, then upon the termination of such contract or if such Net Proceeds are not so used within 12 months of initial receipt, such remaining portion shall constitute Net Proceeds as of the date of such termination or expiry without giving effect to this proviso; it being understood that such proceeds shall constitute Net Proceeds notwithstanding any investment notice if there is a Specified Default at the time of a proposed reinvestment unless such proposed reinvestment is made pursuant to a binding commitment entered into at a time when no Specified Default was continuing); provided, further, that no proceeds realized in a single transaction or series of related transactions shall constitute Net Proceeds unless (x) such proceeds shall exceed $4,000,000 or (y) the aggregate net proceeds exceeds $15,000,000 in any fiscal year (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds under this clause (a)), and

(b) 100% of the cash proceeds from the incurrence, issuance or sale by Holdings or any of the Restricted Subsidiaries of any Indebtedness, net of all taxes paid or reasonably estimated to be payable as a result thereof and fees (including investment banking fees and discounts), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale.

For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to Holdings or any Restricted Subsidiary shall be disregarded.

“non-cash charges” has the meaning set forth in the definition of the term “Consolidated EBITDA.”

“Non-Consenting Lender” has the meaning set forth in Section 3.07(d).

“Non-Debt Fund Affiliate” means an Affiliate of the Borrower that is not a Debt Fund Affiliate or a Purchasing Borrower Party. For the avoidance of doubt, any Cerberus Revolving Lender is a Non-Debt Fund Affiliate.

“Non-extension Notice Date” has the meaning set forth in Section 2.03(b)(iii).

“Not Otherwise Applied” means, with reference to any amount of net cash proceeds, that such amount was not previously applied in determining the permissibility of a transaction under the Loan Documents where such permissibility was (or may have been) contingent on receipt of such amount or utilization of such amount for a specified purpose.

“Note” means a Term Note, a Revolving Credit Note or a Swing Line Note, as the context may require.

“Obligations” means all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party and its Restricted Subsidiaries arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or Restricted Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding and (y) obligations of the Borrower or any Restricted Subsidiary arising under Cash Management Obligations or any Secured Hedge Agreement; provided that the Obligations shall exclude any Excluded Swap Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of their Restricted Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit fees, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that the Administrative Agent, the Collateral Agent or any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

“Offering Memorandum” means the Offering Memorandum and Consent Solicitation Statement, dated as of [date to be inserted], 2016, in connection with the Borrower’s offer to exchange all of its $455,000,000 principal amount of 10.375% Senior Notes due 2017 for $45,000,000 cash and 11.875% Senior Secured Second Lien Notes due 2020 and solicitation of consents in respect of its 10.375% Senior Notes due 2017.

“Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” has the meaning set forth in Section 3.01(b).

“Outstanding Amount” means (a) with respect to Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

“Participant” has the meaning set forth in Section 10.07(e).

“Participant Register” has the meaning set forth in Section 10.07(e).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which is maintained for the employees of any Loan Party or any ERISA Affiliate or with respect to which any Loan Party or any ERISA Affiliate may incur any liability.

“Perfection Certificate” means a certificate in the form of Exhibit II to the Security Agreement or any other form reasonably approved by the Collateral Agent, as the same shall be supplemented from time to time.

“Permitted Acquisition” has the meaning set forth in Section 7.02(i).

“Permitted Notes” means (i) unsecured senior or senior subordinated debt securities of the Borrower or (ii) debt securities of the Borrower that are secured by a Lien on the Collateral ranking junior to the Liens securing the Obligations pursuant to the Junior Lien Intercreditor Agreement; provided that (a) the terms of such debt securities do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the Maturity Date of the Term B-2 Loans (other than customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default), (b) the covenants, events of default, guarantees, collateral and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Borrower and the Restricted Subsidiaries than those in this Agreement; provided that a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent at least three Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such debt securities, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement, (c) at the time that any such Permitted Notes are issued (and after giving effect thereto) no Event of Default shall exist, (d)

the Borrower shall be in compliance with the covenants set forth in Sections 7.10(a) and (b) determined on a Pro Forma Basis as of the last day of the most recently ended Test Period for which financial statements were required to have been delivered pursuant to Section 6.01(a) or (b), as applicable, in each case, as if such Permitted Notes had been outstanding on the last day of such four quarter period, and (e) no Subsidiary of the Borrower (other than a Guarantor) shall be an obligor and no Permitted Notes shall be secured by any collateral other than the Collateral.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced or extended except by an amount equal to unpaid accrued interest and premium (including any customary tender premiums) thereon plus other amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement or extension and by an amount equal to any existing commitments unutilized thereunder, (b) such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (c) at the time thereof, no Event of Default shall have occurred and be continuing, (d) to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended; provided that a certificate of a Responsible Officer delivered to the Administrative Agent stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement, (e) to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is unsecured, such modification, refinancing, refunding, renewal, replacement or extension is also unsecured, (f) such modification, refinancing, refunding, renewal, replacement or extension is incurred by the Person who is the obligor or guarantor of the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (g) to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is secured on a junior basis to the Liens securing the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is unsecured or secured on a junior basis to the Obligations and (h) to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is secured, the Liens securing such modification, refinancing, refunding, renewal, replacement or extension shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Platform” has the meaning set forth in Section 6.01.

“Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution, or winding up.

“Principal L/C Issuer” means Bank of America and any other L/C Issuer that has issued Letters of Credit having an aggregate Outstanding Amount in excess of $10,000,000.

“Pro Forma Basis” means, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.09.

“Pro Forma Compliance” means, with respect to any covenant set forth in Section 7.10(a) and (b), compliance on a Pro Forma Basis with such covenant in accordance with Section 1.09.

“Projections” has the meaning set forth in Section 6.01(c).

“Program Specific Accounts” means deposit accounts and securities accounts not located at a depositary bank in the United States directly related to foreign programs operated by the Borrower and its Restricted Subsidiaries.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Equity Interests.

“Pro Rata Share” means, with respect to each Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender under the applicable Facility or Facilities, or Class or Classes thereof, at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities, or Class or Classes thereof, at such time; provided that if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Public Lender” has the meaning set forth in Section 6.01.

“Purchasing Borrower Party” means Holdings or any Subsidiary of Holdings that becomes an Eligible Assignee or Participant pursuant to Section 10.07(k).

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified IPO” means the issuance by Holdings or any direct or indirect parent of Holdings of its common Equity Interests in an underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8) (i) pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission in accordance with the Securities Act (whether alone or in connection with a secondary public offering) or (ii) after which the common Equity Interests of Holdings or any direct or indirect parent of Holdings are listed on an internationally recognized securities exchange or dealer quotation system.

“Real Property” means, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned or leased by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.

“Refinanced Term Loans” has the meaning set forth in Section 10.01.

“Register” has the meaning set forth in Section 10.07(d).

“Rejection Notice” has the meaning set forth in Section 2.05(b)(vii).

“Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing or migrating in, into, onto or through the Environment.

“Replacement Term Loans” has the meaning set forth in Section 10.01.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, continuation or conversion of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Class Lenders” means, as of any date of determination and subject to the limitations set forth in Section 10.07(l), Term Lenders having more than 50% of the aggregate principal amount of outstanding Term Loans of all Term Lenders.

“Required Lenders” means, as of any date of determination and subject to the limitations set forth in Section 10.07(l), Lenders having more than 50% of each of (a) the sum of the aggregate Revolving Credit Loans, unused Revolving Credit Commitments, Swing Line Loans and L/C Obligations and (b) the sum of the aggregate Term Loans; provided that, in each case, any such amounts in respect of any Defaulting Lender shall be excluded for purposes of making a determination of the Required Lenders.

“Required Revolving Lenders” means, as of any date of determination and subject to the limitations set forth in Section 10.07(l), Class B Revolving Credit Lenders having more than 50% of the sum of the aggregate Class B Revolving Credit Exposure and unused Class B Revolving Credit Commitments; provided that any such amounts in respect of any Defaulting Lender shall be excluded for purposes of making a determination of the Required Revolving Lenders.

“Required Term B-2 Lenders” means, as of any date of determination and subject to the limitations set forth in Section 10.07(l), Term B-2 Lenders having more than 50% of the sum of the aggregate Term B-2 Loans; provided that any such amounts in respect of any Defaulting Lender shall be excluded for purposes of making a determination of the Required Term B-2 Lenders.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party and, as to any document delivered on the Closing Date or any effective date of any amendment to the Loan Documents, any secretary or assistant secretary of such Loan Party, and, solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means the declaration or payment of any dividend or other distribution (whether in cash, securities or other property) on account of any Equity Interest of Holdings or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation, termination of, or other acquisition for value of, any such Equity Interest.

“Restricted Subsidiary” means any Subsidiary of Holdings, other than an Unrestricted Subsidiary.

“Revaluation Date” means with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, and (iv) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Lenders shall require.

“Revolving Credit Borrowing” means a Class A Revolving Credit Borrowing or a Class B Revolving Credit Borrowing.

“Revolving Credit Commitment” means a Class A Revolving Credit Commitment or a Class B Revolving Credit Commitment, and the “Revolving Credit Commitments” mean the Class A Revolving Credit Commitments and the Class B Revolving Credit Commitments taken together.

“Revolving Credit Exposure” means Class A Revolving Credit Exposure and Class B Revolving Credit Exposure.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Class A Revolving Credit Commitments or the Class B Revolving Credit Commitments at such time, as the context may require.

“Revolving Credit Lender” means a Class A Revolving Credit Lender or a Class B Revolving Credit Lender.

“Revolving Credit Loans” means the Class A Revolving Credit Loans and the Class B Revolving Credit Loans.

“Revolving Credit Note” means a promissory note of the Borrower payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-2 hereto, evidencing the aggregate Indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender to the Borrower.

“Rollover Amount” has the meaning set forth in Section 7.10(c)(ii).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sale/Leaseback Transaction” means an arrangement relating to property now owned or hereafter acquired by Holdings or a Restricted Subsidiary whereby Holdings or a Restricted Subsidiary transfers such property to a Person and Holdings or such Restricted Subsidiary leases it from such Person, other than leases between Holdings and a Restricted Subsidiary of Holdings or between Restricted Subsidiaries of Holdings.

“Same Day Funds” means immediately available funds.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority with jurisdiction over Holdings, the Borrower or any Subsidiary.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Lien Notes” means the 11.875% senior secured second lien notes due 2020 issued by the Borrower on the Amendment No. 5 Effective Date, plus any additional principal amount of notes issued as payment of interest in kind.

“Secured Hedge Agreement” means any Swap Contract permitted under Article VII that is entered into by and between (a) (i) the Borrower or (ii) any Subsidiary, on the one hand, and (b) any Person that is a Lender or an Affiliate of a Lender (or was a Lender or an Affiliate of a Lender at the time such Swap Contract was entered into (a “Hedge Bank”)), on the other hand, in each case, to the extent designated by the Borrower and such Lender as a Secured Hedge Agreement in writing to the Collateral Agent. The designation of any Swap Contract as a Secured Hedge Agreement shall not create in favor of the Lender or Affiliate thereof that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Collateral Documents.

“Secured Leverage Ratio” means, with respect to any date of determination, the ratio of (a) Consolidated Total Debt that is then secured by Liens on property or assets of the Borrower or its Restricted Subsidiaries less unrestricted cash and Cash Equivalents in an aggregate amount not to exceed $75,000,000 as of such date of determination to (b) Consolidated EBITDA for the most recently ended Test Period.

“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, the Hedge Banks, the Cash Management Banks, the Supplemental Agents and each co-agent or sub-agent appointed by the Administrative Agent or Collateral Agent from time to time pursuant to Section 9.02.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means a Security Agreement substantially in the form of Exhibit F.

“Security Agreement Supplement” has the meaning set forth in the Security Agreement.

“Senior Notes” means the 10.375% senior notes due 2017 issued by the Borrower and outstanding on the Amendment No. 5 Effective Date.

“Senior Notes Documentation” means any indenture or other loan or purchase agreement governing the Senior Notes and any other documents delivered pursuant thereto.

“Similar Business” means any business engaged in by the Borrower or any of its Restricted Subsidiaries on the Closing Date and any business or other activities that are reasonably similar, ancillary, complementary or related to, or a reasonable extension, development or expansion of, the businesses in which the Borrower and its Restricted Subsidiaries are engaged on the Closing Date.

“Solvent” and “Solvency” mean, when used with respect to any Person, that, as of any date of determination, (a) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed (i) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (b) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged as of such date and (c) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.

“SPC” has the meaning set forth in Section 10.07(h).

“Specified Default” means a Default under Section 8.01(a), (f) or (g).

“Specified Equity Contribution” means any cash contribution to the common equity of Holdings and/or any purchase or investment in an Equity Interest of Holdings other than Disqualified Equity Interests made pursuant to Section 8.05.

“Specified Gulf States” means Saudi Arabia, Kuwait, Qatar, Oman, Bahrain, and the United Arab Emirates.

“Specified Lender” means the Person named on Schedule 1.01D.

“Specified Transaction” means any incurrence or repayment of Indebtedness (other than for working capital purposes) or Investment or capital contribution that results in a Person becoming a Restricted Subsidiary or an Unrestricted Subsidiary, any Permitted Acquisition or any Disposition that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrower, any Investment constituting an acquisition of assets constituting a business unit, line of business or division of another Person, any Disposition of a business unit, line of business or division of the Borrower or a Restricted Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise.

“Sponsor” has the meaning set forth in the definition of “Investors.”

“Spot Rate” for a currency means the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

“Subordinated Indebtedness” means the collective reference to any Indebtedness of any Loan Party or any Subsidiary thereof subordinated in right and time of payment to the Obligations and containing such other terms and conditions, in each case as are satisfactory to the Administrative Agent.

“Subsidiary” means, with respect to any Person (1) (a) any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than 50% of the total voting power of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof or (b) any partnership, joint venture or limited liability company of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (y) such Person or any Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity and (2) any Person that is consolidated in the consolidated financial statements of the specified Person in accordance with GAAP. In addition, for purposes of Article V and Article VI only (other than Sections 5.01(n) and 6.01 as each relates to consolidated financial statements), any reference in such Article (or a defined term as used in such Article) to a “Subsidiary” or “Subsidiaries” shall include GLS until such time that the Borrower, directly or indirectly, ceases to own (x) 50% or more of the total voting power of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of GLS or (y) more than 50% of the economic interests, capital accounts, distribution rights, or similar economic interests, as applicable, of GLS. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings.

“Subsidiary Guarantor” means any Guarantor other than Holdings.

“Successor Company” has the meaning set forth in Section 7.04(d).

“Supplemental Agent” has the meaning set forth in Section 9.13(a) and “Supplemental Agents” shall have the corresponding meaning.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International

Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Commitment” means the commitment of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.04.

“Swing Line Facility” means the swing line loan facility made available by the Swing Line Lenders pursuant to Section 2.04.

“Swing Line Lender” means Bank of America, in its capacity as provider of Swing Line Loans or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning set forth in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approve by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Swing Line Note” means a promissory note of the Borrower payable to any Swing Line Lender or its registered assigns, in substantially the form of Exhibit C-3 hereto, evidencing the aggregate Indebtedness of the Borrower to such Swing Line Lender resulting from the Swing Line Loans.

“Swing Line Obligations” means, as at any date of determination, the aggregate principal amount of all Swing Line Loans outstanding.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $25,000,000 and (b) the aggregate amount of the Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

“Syndication Agent” means Citigroup Global Markets Inc., as syndication agent under this Agreement.

“Taxes” means any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings or other charges imposed by any Governmental Authority, whether computed on a separate, consolidated, unitary, combined or other basis and any and all liabilities (including interest, fines, penalties or additions to tax) with respect to the foregoing.

“Term B-1 Borrowing” means a borrowing consisting of simultaneous Term B-1 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B-1 Lenders pursuant to Section 2.01(a).

“Term B-1 Commitment” means, as to each Term B-1 Lender, its obligation to make a Term B-1 Loan to the Borrower pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A to this Agreement as in effect on the Closing Date under the caption “Term Commitment” or in the Assignment and Assumption pursuant to which such Term B-1 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Term B-1 Lender” means, at any time, any Lender that has a Term B-1 Commitment or a Term B-1 Loan at such time.

“Term B-1 Loan” means a Loan made pursuant to Section 2.01(a).

“Term B-2 Borrowing” means a borrowing consisting of simultaneous Term B-2 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B-2 Lenders pursuant to Section 2.01(b).

“Term B-2 Commitment” means each Term B-2 Lender’s obligation to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date pursuant to Section 2.01(b) in the aggregate amount set forth opposite such Lender’s name in Schedule 1.01A to Amendment No. 5 under the caption “Term B-2 Commitment.”

“Term B-2 Lender” means, at any time, any Lender that has a Term B-2 Commitment or a Term B-2 Loan at such time.

“Term B-2 Loan” means a Loan made pursuant to Section 2.01(b).

“Term Borrowing” means a Term B-1 Borrowing or a Term B-2 Borrowing.

“Term Commitment” means a Term B-1 Commitment or Term B-2 Commitment, and the “Term Commitments” means the Term B-1 Commitments and the Term B-2 Commitment taken together.

“Term Lender” means a Term B-1 Lender or a Term B-2 Lender.

“Term Loans” means the Term B-1 Loans and the Term B-2 Loans.

“Term Loan Standstill Period” has the meaning set forth in Section 8.01(b).

“Term Note” means a promissory note of the Borrower payable to any Term Lender or its registered assigns, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate Indebtedness of the Borrower to such Term Lender resulting from the Term Loans made by such Term Lender.

“Test Period” means, for any date of determination under this Agreement, the latest four consecutive fiscal quarters of Holdings for which financial statements have been delivered to the Administrative Agent on or prior to the Closing Date and/or for which financial statements are required to be delivered pursuant to Section 6.01, as applicable.

“Third Lien Notes” means the $30,000,000 in aggregate principal amount of 5.00% third lien loans or notes due no earlier than 2026 provided by one or more of the Investors on the Amendment No. 5 Effective Date plus additional principal amounts due to payment of interest in kind in an amount not to exceed 5.00% per annum, subject to the Junior Lien Intercreditor Agreement on a third lien basis, consistent with the terms described in the Offering Memorandum and otherwise on customary terms (x) no less favorable to the Borrower and its Subsidiaries than this Agreement taken as a whole and (y) acceptable to the Administrative Agent, the Required Revolving Lenders and the Required Term B-2 Lenders, in each case in its or their, as applicable, reasonable discretion.

“Threshold Amount” means $25,000,000.

“Total Assets” means the total consolidated assets of Holdings and its Restricted Subsidiaries, as shown on the most recent consolidated balance sheet of Holdings and its Restricted Subsidiaries less the amount of cash and Cash Equivalents received in the form of Designated CapEx Contributions.

“Total Leverage Ratio” means, with respect to any date of determination, the ratio of (a) Consolidated Total Debt less unrestricted cash and Cash Equivalents in an aggregate amount not to exceed $75,000,000 as of such date of determination (it being understood that for purposes of determining compliance with Section 7.10(a), such date of determination shall be the last day of the applicable Test Period) to (b) Consolidated EBITDA for the most recently ended Test Period.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Transaction Expenses” means any fees or expenses incurred or paid by the Investors, Holdings, the Borrower or any of its (or their) Subsidiaries in connection with the Transactions (including expenses in connection with hedging transactions), this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

“Transactions” means, collectively, (a) the acquisition and other related transactions contemplated by the Acquisition Agreement, (b) the Equity Contribution, (c) the issuance and the funding of the Senior Notes, (d) the funding of the Loans on the Closing Date and the execution and delivery of Loan Documents entered into on the Closing Date, (e) the repayment of certain Indebtedness of the acquired company and its subsidiaries existing on the Closing Date (if any) pursuant to the Acquisition Agreement, and (f) the payment of Transaction Expenses.

“Transferred Guarantor” has the meaning set forth in Section 11.09.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” and “U.S.” mean the United States of America.

“United States Tax Compliance Certificate” has the meaning set forth in Section 3.01(d)(ii)(C) and is in substantially the form of Exhibit H hereto.

“Unreimbursed Amount” has the meaning set forth in Section 2.03(c)(i).

“Unrestricted Subsidiary” means (i) each Subsidiary of Holdings listed on Schedule 1.01C as of the Amendment No. 5 Effective Date, (ii) any Subsidiary of Holdings designated by the board of directors of Holdings as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the Amendment No. 5 Effective Date and (iii) any Subsidiary of an Unrestricted Subsidiary.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.

“Waiver” has the meaning set forth in Amendment No. 5.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.

“wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02 Other Interpretive Provisions.

With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(c) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(d) The term “including” is by way of example and not limitation.

(e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(g) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

Section 1.03 Accounting Terms.

All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, except as otherwise specifically prescribed herein. In addition, for purposes of this Agreement, all references to codified accounting standards specifically named herein shall be deemed to include any successor, replacement, amended or updated accounting standard under GAAP.

Section 1.04 Rounding.

Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding up if there is no nearest number).

Section 1.05 References to Agreements, Laws, Etc.

Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, amendments and restatements, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, amendments and restatements, restatements, extensions, supplements and other modifications are permitted by the Loan Documents; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law (including by succession of comparable successor laws).

Section 1.06 Times of Day.

Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

Section 1.07 Timing of Payment of Performance.

When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day.

Section 1.08 [Reserved].

Section 1.09 Pro Forma Calculations.

(a) Notwithstanding anything to the contrary herein, the First Lien Secured Leverage Ratio, the Total Leverage Ratio, the Secured Leverage Ratio and the Interest Coverage Ratio shall be calculated in the manner prescribed by this Section 1.09; provided that notwithstanding anything to the contrary in clauses (b), (c) or (d) of this Section 1.09, when calculating the First Lien Secured Leverage Ratio, the Total Leverage Ratio, the Secured Leverage Ratio and the Interest Coverage Ratio, as applicable, for purposes of determining actual compliance (and not Pro Forma Compliance or compliance on a Pro Forma Basis) with any covenant set forth in Section 7.10(a) or (b), the events described in this Section 1.09 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect.

(b) For purposes of calculating the First Lien Secured Leverage Ratio, the Total Leverage Ratio, the Secured Leverage Ratio and the Interest Coverage Ratio, Specified Transactions (and the incurrence or repayment of any Indebtedness in connection therewith) that have been made (i) during the applicable Test Period and (ii) subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period. If since the beginning of any applicable Test Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.09, then the First Lien Secured Leverage Ratio, the Total Leverage Ratio, the Secured Leverage Ratio and the Interest Coverage Ratio shall be calculated to give pro forma effect thereto in accordance with this Section 1.09.

(c) Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Borrower to the extent consistent with Regulation S-X or are otherwise reasonably identifiable and factually supportable, including the amount of cost savings, operating expense reductions and synergies that have been realized or are expected to be realized within 12 months after the closing date of such Specified Transaction (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period) relating to such Specified Transaction, net of the amount of actual benefits realized during such period from such actions.

(d) In the event that the Borrower or any Restricted Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness included in the calculations of the First Lien Secured Leverage Ratio, the Total Leverage Ratio, the Secured Leverage Ratio and the Interest Coverage Ratio, as the case may be (in each case, other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), (i) during the applicable Test Period and (ii) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then the First Lien Secured Leverage Ratio, the Total Leverage Ratio, the Secured Leverage Ratio and the Interest Coverage Ratio shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on (A) the last day of the applicable Test Period in the case of the First Lien Secured Leverage Ratio, the Total Leverage Ratio or the Secured Leverage Ratio and (B) the first day of the applicable Test Period in the case of the Interest Coverage Ratio. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of the event for which the calculation of the Interest Coverage Ratio is made had been the applicable rate for the entire period (taking into account any hedging obligations applicable to such Indebtedness); provided, in the case of repayment of any Indebtedness, to the extent actual interest related thereto was included during all or any portion of the applicable Test Period, the actual interest may be used for the applicable portion of such Test Period. Interest on a Capitalized Lease shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such Capitalized Lease in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a London interbank offered rate, or other rate, shall be determined to have been based upon the rate actually chose, or if none, then based upon such optional rate chosen as the Borrower or Restricted Subsidiary may designate.

Section 1.10 Letter of Credit Amounts.

Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

Section 1.11 Exchange Rates; Currency Equivalents.

(a) The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable.

(b) Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be.

Section 1.12 Additional Alternative Currencies.

(a) The Company may from time to time request that Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. Any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer.

(b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the L/C Issuer, in their sole discretion). The Administrative Agent shall promptly notify the L/C Issuer thereof. The L/C Issuer shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Letters of Credit in such requested currency.

(c) Any failure by the L/C Issuer to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by the L/C Issuer to permit Letters of Credit to be issued in such requested currency. If the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.12, the Administrative Agent shall promptly so notify the Company.

Section 1.13 Change of Currency.

(a) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency.

(b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

ARTICLE II.

The Commitments and Credit Extensions

Section 2.01 The Loans.

(a) The Term B-1 Borrowings. Subject to the terms and conditions set forth herein, each Term B-1 Lender severally agrees to make to the Borrower on the Closing Date Term B-1 Loans denominated in Dollars in an aggregate amount not to exceed the amount of such Term B-1 Lender’s Term B-1 Commitment. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term B-1 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(b) The Term B-2 Borrowings. On the Amendment No. 5 Effective Date, subject to the terms and conditions set forth in Amendment No. 5, each Term B-2 Lender agrees to make to the Borrower on the Amendment No. 5 Effective Date Term B-2 Loans denominated in Dollars in an aggregate amount not to exceed the amount of such Term B-2 Lender’s Term B-2 Commitment. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Term B-2 Loans shall be Eurocurrency Rate Loans, or Base Rate Loans necessary to comply with Article III or to avoid payments under Section 3.05, as further provided herein. Notwithstanding anything to the contrary contained herein (and without affecting any provision hereof), the funded portion of the Term B-2 Loans to be made on the Amendment No. 5 Effective Date by each Term B-2 Lender (i.e., the amount advanced by such Term B-2 Lender to Borrower on the Amendment No. 5 Effective Date) shall be equal to 93% of the principal amount of such Term B-2 Loan (it being agreed that the full principal amount of each such Term B-2 Loan will be deemed outstanding on the Amendment No. 5 Effective Date and Borrower shall be obligated to repay 100% of the principal amount of each such Term B-2 Loan as provided hereunder).

(c) The Class A Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Class A Revolving Credit Lender severally agrees to make Class A Revolving Credit Loans denominated in Dollars pursuant to Section 2.02 to the Borrower from its applicable Lending Office (each such loan, a “Class A Revolving Credit Loan”) from time to time, on any Business Day during the period after the Closing Date until the Maturity Date of the Class A Revolving Credit Facility, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Class A Revolving Credit Commitment.

(d) The Class B Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Class B Revolving Credit Lender severally agrees to make Class B Revolving Credit Loans denominated in Dollars pursuant to Section 2.02 to the Borrower from its applicable Lending Office (each such loan, a “Class B Revolving Credit Loan”) from time to time, on any Business Day during the period from the Amendment No. 5 Effective Date until the Maturity Date of the Class B Revolving Credit Facility, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Class B Revolving Credit Commitment.

(e) Limits on Borrowings. Notwithstanding clauses (c) and (d) above, no Revolving Credit Lender shall be required to make any Revolving Credit Loans if, after giving effect to any Revolving Credit Borrowing, the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Revolving Credit Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans, shall exceed such Lender’s Revolving Credit Commitment.

(f) Conversion of Revolving Credit Loans; Ratable Borrowings. Each Revolving Credit Commitment outstanding immediately prior to the Amendment No. 5 Effective Date that is held by a Person (other than the Specified Lender) that does not sign Amendment No. 5 as a “Class B Revolving Credit Lender” shall continue to be outstanding under this Agreement from and after the Amendment No. 5 Effective Date as a Class A Revolving Credit Commitment. Each Revolving Credit Commitment outstanding immediately prior to the Amendment No. 5 Effective Date that is held by a Person that signs the Amendment No. 5 as a “Class B Revolving Credit Lender” shall continue to be outstanding under this Agreement from and after the Amendment No. 5 Effective Date as a Class B Revolving Credit Commitment. Each Revolving Credit Commitment outstanding immediately prior to the Amendment No. 5 Effective Date that is held by the Specified Lender shall (i) be converted under this Agreement as of the Amendment No. 5 Effective Date into a Term B-2 Commitment in an aggregate principal amount equal to $10,941,935.48 (giving effect to Section 2.06(b) and Section 2.01(b) hereof in the foregoing order) and (ii) terminate as a Revolving Credit Commitment in accordance with Section 2.06(b). Any Revolving Credit Loans outstanding on the Amendment No. 5 Effective Date that are held by a Class A Revolving Credit Lender shall be deemed to be Class A Revolving Credit Loans and any Revolving Credit Loans outstanding on the Amendment No. 5 Effective Date that are held by a Class B Revolving Credit Lender shall be deemed to be Class B Revolving Credit Loans. Any Revolving Credit Loans made (including without limitation those required to be made under Sections 2.03 and 2.04) on or after the Amendment No. 5 Effective Date (including for the avoidance of doubt and without limitation Revolving Credit Loans and Revolving Credit Borrowings made pursuant to Sections 2.03(c)(i), 2.03(c)(ii) and 2.04(c)(i)) shall be made ratably in accordance with the Pro Rata Share of Revolving Credit Commitments of each Revolving Credit Lender (and for the avoidance of doubt, shall be made ratably among the Class A Revolving Credit Commitments and the Class B Revolving Credit Commitments such that the Class A Revolving Credit Loans and the Class B Revolving Credit Loans shall always comprise the percentage that the Class A Revolving Credit Commitments and the Class B Revolving Credit Commitments, respectively, comprise of the Revolving Credit Commitments as of such date). For the avoidance of doubt, (i) all Borrowings of Revolving Credit Loans at any time prior to the date that is five (5) Business Days prior to the Maturity Date of the Class A Revolving Credit Facility shall be made, and deemed to be made, ratably among the Class A Revolving Credit Lenders and the Class B Revolving Credit Lenders, and (ii) all Borrowings of Revolving Credit Loans prior to the Maturity Date of the Class B Revolving Credit Facility but on or after the date that is five (5) Business days prior to the Maturity Date of the Class A Revolving Credit Facility shall be made, and deemed to be made, ratably among the Class B Revolving Credit Lenders. Revolving Credit Loans that were Eurocurrency Rate Loans on the Amendment No. 5 Effective Date shall initially be Eurocurrency Rate Loans with an initial Interest Period equal to the then remaining Interest Period for such Revolving Credit Loans. Revolving Credit Loans that were Base Rate Loans on the Amendment No. 5 Effective Date shall initially be Base Rate Loans.

(g) Reborrowings; Interest Elections. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

Section 2.02 Borrowings, Conversions and Continuations of Loans.

(a) Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent (except that, subject to Section 3.05, a notice in connection with the initial Credit Extensions hereunder may be revoked if the Closing Date does not occur on the proposed date of borrowing), which may be given by telephone. Each such notice must be received by the Administrative Agent not later than (i) 12:00 noon (New York City time) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans or any conversion of Base Rate Loans to Eurocurrency Rate Loans, and (ii) 11:00 a.m.(New York City time) on the Business Day of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request a Eurocurrency Rate Loan having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. four (4) Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a minimum principal amount of $2,500,000 or a whole multiple of $500,000, in excess thereof. Except as provided in Section 2.03(c), 2.04(c) or the last sentence of this paragraph, each Borrowing of or conversion to Base Rate Loans shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Term Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.

(b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Class of

Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 2:00 p.m.(New York City time) on the Business Day specified in the applicable Committed Loan Notice. The Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Borrower, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowing, second, to the payment in full of any such Swing Line Loans, and third, to the Borrower as provided above.

(c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. During the existence of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as Eurocurrency Rate Loans.

(d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate. The determination of the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e) After giving effect to all Term Borrowings, all Revolving Credit Borrowings, all conversions of Term Loans or Revolving Credit Loans from one Type to the other, and all continuations of Term Loans or Revolving Credit Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect with respect to all Revolving Credit Borrowings and not more than five (5) Interest Periods in effect with respect to all Term Borrowings.

(f) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

Section 2.03 Letters of Credit.

(a) The Letter of Credit Commitment.

(i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period after the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower (provided that any Letter of Credit may be for the benefit of any Subsidiary of the Borrower) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drafts under the Letters of Credit and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Revolving Credit Exposure of any Revolving Credit Lender would exceed such Lender’s Revolving Credit Commitment or (y) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder);

(B) the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Lenders holding a majority of the Revolving Credit Commitments have approved such expiry date;

(C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date;

(D) the issuance of such Letter of Credit would violate any Laws binding upon such L/C Issuer;

(E) such Letter of Credit is denominated in a currency other than Dollars or an Alternative Currency;

(F) any Revolving Credit Lender is at such time a Defaulting Lender, unless such L/C Issuer has received (as set forth in clause (a)(iv) below) Cash Collateral or similar security satisfactory to such L/C Issuer (in its sole discretion) from either the Borrower or such Defaulting Lender or such Defaulting Lender’s Pro Rata Share of the L/C Obligations has been reallocated pursuant to clause (a)(iv) below in respect of such Defaulting Lender’s obligation to fund under Section 2.03(c); or

(G) such Letter of Credit is in an initial amount less than $100,000.

(iii) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(iv) In the case where any Revolving Credit Lender is at any time a Defaulting Lender, the Defaulting Lender’s Pro Rata Share of the L/C Obligations will be reallocated (A) in the event the Defaulting Lender is any Cerberus Revolving Lender, to Bank of America, and (B) with respect to any other Defaulting Lenders, among all Revolving Credit Lenders that are not Defaulting Lenders (pro rata in accordance with their respective Pro Rata Shares ) but, in the case of each of clauses (A) and (B) above, only to the extent (x) the total Revolving Credit Exposure of all Revolving Credit Lenders that are not Defaulting Lenders plus such Defaulting Lender’s Pro Rata Share of the L/C Obligations and any Swing Line Loans, in each case, except to the extent Cash Collateralized, does not exceed the aggregate Revolving Credit Commitments (excluding the Revolving Credit Commitment of any Defaulting Lender) and (y) the conditions set forth in Section 4.01 are satisfied at such time (in which case the Revolving Credit Commitments of all Defaulting Lenders shall be deemed to be zero (except to the extent Cash Collateral has been posted by such Defaulting Lender in respect of any portion of such Defaulting Lender’s L/C Obligations or participations in Swing Line Loans) for purposes of any determination of the Revolving Credit Lenders’ respective Pro Rata Shares of L/C Obligations (including for purposes of all fee calculations hereunder)); provided, that if such reallocation cannot be made as provided above, the Borrower and such Defaulting Lender, on a joint and several basis, hereby agree, within two Business Days following written notice by the Administrative Agent, to cause to be deposited with the Administrative Agent for the benefit of the L/C Issuer, Cash Collateral in the full amount of such Defaulting Lender’s Pro Rata Share of the outstanding L/C Obligations. The Borrower and/or such Defaulting Lender hereby grant to the Administrative Agent, for the benefit of such L/C Issuer, a security interest in any Cash Collateral and all proceeds of the foregoing with respect to such Defaulting Lender’s participations in Letters of Credit deposited hereunder. Such Cash Collateral shall be maintained in blocked deposit accounts at Bank of America and may be invested in Cash Equivalents reasonably acceptable to the Administrative Agent. If at any time the Administrative Agent determines that any funds held as Cash Collateral under this clause (a)(iv) are subject to any right or claim of any Person other than the Administrative Agent for the benefit of such L/C Issuer or that the total amount of such funds is less than such Defaulting Lender’s Pro Rata Share of all L/C Obligations that has not been reallocated as provided above, the Borrower and/or such Defaulting Lender will, promptly upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (I) such Defaulting Lender’s Pro Rata Share of all L/C Obligations that have not been so reallocated over (II) the total amount of funds, if any, then held as Cash Collateral in respect thereof under this clause (a)(iv) that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse such L/C Issuer. If the Lender that triggers the Cash Collateral requirement under this clause (a)(iv) ceases to be a Defaulting Lender (as determined by such L/C Issuer in good faith), or if there are no L/C Obligations outstanding, any funds held as Cash Collateral pursuant to the foregoing provisions shall thereafter be returned to the Borrower or the Defaulting Lender, whichever provided the funds for the Cash Collateral, and the Pro Rata Share of the L/C Obligations of each Revolving Credit Lender shall thereafter take into account such Revolving Credit Lender’s Revolving Credit Commitment.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 11:00 a.m.(New York City time) at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount and currency thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (g) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.

(ii) Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the relevant L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Letter of Credit.

(iii) If the Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the relevant L/C Issuer to prevent any such extension at least once in each twelve month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-extension Notice Date”) in each such twelve month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the relevant L/C Issuer, the Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall (A) not be required to permit any such extension if the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its extended form under the terms hereof (by reason of the provisions of Section 2.03(a)(ii) or otherwise), and (B) shall not permit any such extension if it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-extension Notice Date from the Administrative Agent, any Revolving Credit Lender or the Borrower that one or more of the applicable conditions specified in Section 4.01 is not then satisfied.

(iv) Promptly after issuance of any Letter of Credit or any amendment to a Letter of Credit, the relevant L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Company shall reimburse the L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Company shall have notified the L/C Issuer promptly following receipt of the notice of drawing that the Company will reimburse the L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall notify the Company of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 2:00 p.m. (New York City time) on the Business Day immediately following any payment by an L/C Issuer under a Letter of Credit to be reimbursed in Dollars or the Applicable Time on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency with notice to the Borrower (each such date, an “Honor Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing in the applicable currency. The L/C Issuer shall notify the Borrower of the amount of the drawing promptly following the determination or revaluation thereof. If the Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Revolving Credit Loans that are Base Rate Loans but subject to the amount of the unutilized portion of the Revolving Credit Commitments of the Appropriate Lenders and the conditions set forth in Section 4.01 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Appropriate Lender (including any Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer in Dollars at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. (New York City time) on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Appropriate Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan that is a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the relevant L/C Issuer.

(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.01 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the relevant L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate for Revolving Credit Loans. In such event, each Appropriate Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv) Until each Appropriate Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the relevant L/C Issuer.

(v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of

Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans (but not L/C Advances) pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.01 (other than delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. A certificate of the relevant L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d) Repayment of Participations.

(i) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the amount received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Appropriate Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the Borrower to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of any Loan Party in respect of such Letter of Credit;

(vi) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Company or any Subsidiary or in the relevant currency markets generally; or

(vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party;

provided that the foregoing shall not excuse any L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrower to the extent permitted by applicable Law) suffered by the Borrower that are caused by such L/C Issuer’s gross negligence or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

(f) Role of L/C Issuers. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Lenders holding a majority of the Revolving Credit Commitments, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 2.03(e); provided that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit, in each case as determined in a final and non-appealable judgment by a court of competent jurisdiction. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g) Cash Collateral. (i) If, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, (ii) if any Event of Default occurs and is continuing and the Administrative Agent or the Lenders holding a majority of the Revolving Credit Commitments, as applicable, require the Borrower to Cash Collateralize the L/C Obligations pursuant to Section 8.02 or (iii) an Event of Default set forth under Section 8.01(f) occurs and is continuing, the Borrower shall Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such L/C Borrowing or the Letter of Credit Expiration Date, as the case may be), and shall do so not later than 2:00 p.m. (New York City time), on (x) in the case of the immediately preceding clauses (i) through (iii), (1) the Business Day that the Borrower receives notice thereof, if such notice is received on such day prior to 12:00 noon (New York City time) or (2) if clause (1) above does not apply, the Business Day immediately following the day that the Borrower receives such notice and (y) in the case of the immediately preceding clause (iii), the Business Day on which an Event of Default set forth under Section 8.01(f) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day. For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Appropriate Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Revolving Credit Lenders of the applicable Facility, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked accounts at the Administrative Agent and may be invested in readily available Cash Equivalents. If at any time the Administrative Agent determines that any funds held as Cash Collateral are expressly subject to any right or claim of any Person other than the Administrative Agent (on behalf of the Secured Parties) or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts at the Administrative Agent as aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrower. To the extent any Event of Default giving rise to the requirement to Cash Collateralize any Letter of Credit pursuant to this Section 2.03(g) is cured or otherwise waived by the Required Lenders or the Required Revolving Lenders, as applicable, then so long as no other Event of Default has occurred and is continuing, all Cash Collateral pledged to Cash Collateralize such Letter of Credit shall be refunded to the Borrower.

(h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender for the applicable Revolving Credit Facility in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate applicable to each Revolving Credit Lender’s Loans times the Dollar Equivalent of the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit); provided that (x) if any portion of a Defaulting Lender’s Pro Rata Share of any Letter of Credit is Cash Collateralized by the Borrower or reallocated to Bank of America or to the other Revolving Credit Lenders, as applicable, pursuant to Section 2.03(a)(iv), then the Borrower shall not be required to pay a Letter of Credit fee with respect to such portion of such Defaulting Lender’s Pro Rata Share so long as it is Cash Collateralized by the Borrower or so reallocated and (y) if any portion of a Defaulting Lender’s Pro Rata Share is not Cash Collateralized or reallocated pursuant to Section 2.03(a)(iv), then the Letter of Credit fee with respect to such Defaulting Lender’s Pro Rata Share shall be payable to the applicable L/C Issuer until such Pro Rata Share is Cash Collateralized or such Lender ceases to be a Defaulting

Lender. Such Letter of Credit fees shall be computed on a quarterly basis in arrears. Such Letter of Credit fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it to the Borrower equal to the greater of (x) 0.25% per annum (or such other amount as may be mutually agreed by the Borrower and the applicable L/C Issuer) of the Dollar Equivalent of the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit) and (y) to the extent the L/C Issuer is the Administrative Agent or an Affiliate thereof, $1,500 per annum. Such fronting fees shall be computed on a quarterly basis in arrears. Such fronting fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall pay directly to each L/C Issuer for its own account with respect to each Letter of Credit issued to the Borrower the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable.

(j) Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in this Agreement, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(k) Addition of an L/C Issuer. A Revolving Credit Lender may become an additional L/C Issuer hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Revolving Credit Lender. The Administrative Agent shall notify the Revolving Credit Lenders of any such additional L/C Issuer.

(l) Provisions Related to Earlier Maturing Revolving Credit Commitments. If the Maturity Date in respect of any tranche of Revolving Credit Commitments occurs prior to the expiration of any Letter of Credit, then (i) if one or more other tranches of Revolving Credit Commitments in respect of which the Maturity Date shall not have occurred are then in effect, such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Credit Lenders to purchase participations therein and to make Revolving Credit Loans and payments in respect thereof pursuant to Section 2.03(c)) under (and ratably participated in by Lenders pursuant to) the Revolving Credit Commitments in respect of such non-terminating tranches up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Revolving Credit Commitments thereunder at such time that are then available for Borrowings pursuant to Section 4.01 (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i), the Borrower shall Cash Collateralize any such Letter of Credit in accordance with Section 2.03(g). Except to the extent of reallocations of participations pursuant to clause (i) of the immediately preceding sentence, the occurrence of a Maturity Date with respect to a given tranche of Revolving Credit Commitments shall have no effect upon (and shall not diminish) the percentage participations of the Revolving Credit Lenders in any Letter of Credit issued before such Maturity Date.

Section 2.04 Swing Line Loans.

(a) The Swing Line. Subject to the terms and conditions set forth herein, Bank of America, in its capacity as Swing Line Lender, may in its sole discretion, agree to make loans in Dollars to the Borrower (each such loan, a “Swing Line Loan”), from time to time on any Business Day during the period beginning after the Closing Date and, subject to the last sentence of this Section 2.04(a), until the Maturity Date for the Class B Revolving Credit Facility in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Swing Line Lender’s Revolving Credit Commitment; provided that, after giving effect to any Swing Line Loan, (i) the Revolving Credit Exposure shall not exceed the aggregate Revolving Credit Commitment and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender (other than the relevant Swing Line Lender), plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment then in effect; provided further that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan. For the avoidance of doubt, (i) all Borrowings of Swing Line Loans five (5) Business Days prior to the Maturity Date of the Class A Revolving Credit Facility shall be made, and deemed to be made, ratably among the Class A Revolving Credit Lenders and the Class B Revolving Credit Lenders, and (ii) all Borrowings of Swing Line Loans prior to the Maturity Date of the Class B Revolving Credit Facility but on or after five (5) Business Days prior to the Maturity Date of the Class A Revolving Credit Facility shall be made, and deemed to be made, ratably among the Class B Revolving Credit Lenders.

Notwithstanding the foregoing, if at any time any Revolving Credit Lender is a Defaulting Lender, such Defaulting Lender’s Pro Rata Share of the Swing Line Loans will be reallocated (A) in the event the Defaulting Lender is any Cerberus Revolving Lender, to Bank of America, and (B) with respect to any other Defaulting Lenders, among all Revolving Credit Lenders that are not Defaulting Lenders (pro rata in accordance with their respective Pro Rata Shares ) but, in the case of each of clauses (A) and (B) above, only to the extent (x) the total

Revolving Credit Exposure of all Revolving Credit Lenders that are not Defaulting Lenders plus such Defaulting Lender’s Pro Rata Share of the Swing Line Loans and any L/C Obligations, in each case, except to the extent Cash Collateralized, does not exceed the aggregate Revolving Credit Commitments (excluding the Revolving Credit Commitment of any Defaulting Lender) and (y) the conditions set forth in Section 4.01 are satisfied at such time (in which case the Revolving Credit Commitments of all Defaulting Lenders shall be deemed to be zero (except to the extent Cash Collateral has been posted by such Defaulting Lender in respect of any portion of such Defaulting Lender’s participations in Swing Line Loans or L/C Obligations) for purposes of any determination of the Revolving Credit Lenders’ respective Pro Rata Shares of the Swing Line Loans (including for purposes of all fee calculations hereunder)); provided that if such reallocation cannot be made, the Borrower and such Defaulting Lender, on a joint and several basis, hereby agree, within two Business Days following notice by the Administrative Agent, to cause to be deposited with the Administrative Agent for the benefit of the Swing Line Lender Cash Collateral or similar security reasonably satisfactory to such Swing Line Lender (in its sole discretion) in the full amount of such Defaulting Lender’s Pro Rata Share of outstanding Swing Line Loans. The Borrower and/or such Defaulting Lender hereby grants to the Administrative Agent, for the benefit of the Swing Line Lender, a security interest in all such Cash Collateral and all proceeds of the foregoing. Such Cash Collateral shall be maintained in blocked deposit accounts at Bank of America and may be invested in Cash Equivalents reasonably acceptable to the Administrative Agent. If at any time the Administrative Agent determines that any funds held as Cash Collateral under this paragraph are subject to any right or claim of any Person other than the Administrative Agent for the benefit of the Swing Line Lender or that the total amount of such funds is less than the aggregate risk participation of such Defaulting Lender in the applicable Swing Line Loan, the Borrower and/or such Defaulting Lender will, promptly upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate risk participation over (y) the total amount of funds, if any, then held as Cash Collateral under this paragraph that the Administrative Agent determines to be free and clear of any such right and claim. If the Revolving Credit Lender that triggers the Cash Collateral requirement under this paragraph ceases to be a Defaulting Lender (as determined by the Swing Line Lender in good faith), or if the Swing Line Commitments have been permanently reduced to zero, the funds held as Cash Collateral shall thereafter be returned to the Borrower or the Defaulting Lender, whichever provided the funds for the Cash Collateral.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m.(New York City time) on the requested borrowing date and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the relevant Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice (by telephone or in writing), the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the

Administrative Agent has also received such Swing Line Loan Notice and, if not, such Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless (x) the relevant Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m.(New York City time) on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.01 is not then satisfied or (y) such Swing Line Lender has determined in its sole discretion not to make such Swing Line Loan, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 5:00 p.m.(New York City time) on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

(c) Refinancing of Swing Line Loans.

(i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf the Borrower (which hereby irrevocably authorizes such Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Revolving Credit Loan that is a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding (provided that such request shall be deemed to have been automatically given upon the occurrence of a Default or Event of Default under Section 8.01(f) or (g) or upon the exercise of any of the remedies provided in Section 8.02). Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the aggregate Revolving Credit Commitments and the conditions set forth in Section 4.01. The relevant Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m.(New York City time) on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan that is a Base Rate Loan, as applicable, to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the relevant Swing Line Lender as set forth herein shall be deemed to be a request by such Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by the Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) (but not to purchase and fund risk participations in Swing Line Loans) is subject to the conditions set forth in Section 4.01. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the relevant Swing Line Lender receives any payment on account of such Swing Line Loan, such Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded and the interest rate applicable thereto as set forth in clause (c)(i) above) in the same funds as those received by such Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Federal Funds Rate. The Administrative Agent will make such demand upon the request of a Swing Line Lender. The obligations of the Revolving Credit Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan, Eurocurrency Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

(g) Provisions Related to Earlier Maturing Revolving Credit Commitments. If the Maturity Date shall have occurred in respect of any tranche of Revolving Credit Commitments at a time when another tranche or tranches of Revolving Credit Commitments is or are in effect with a longer Maturity Date, then on the earliest occurring Maturity Date all then outstanding Swing Line Loans shall be repaid in full on such date (and there shall be no adjustment to the participations in such Swing Line Loans as a result of the occurrence of such Maturity Date).

Section 2.05 Prepayments.

(a) Optional.

(i) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time thereafter, without premium or penalty, voluntarily prepay Term Loans and Revolving Credit Loans in whole or in part; provided that (1) such notice must be received by the Administrative Agent not later than 1:00 p.m. (New York City time) (A) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (B) on the date of prepayment of Base Rate Loans; (2) any prepayment of Eurocurrency Rate Loans shall be in a minimum principal amount of $2,500,000, or a whole multiple of $500,000 in excess thereof; and (3) any prepayment of Base Rate Loans shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; provided further that repayments of any Revolving Credit Loans shall be made ratably among the Class A Revolving Credit Loans and the Class B Revolving Credit Loans, other than prepayments in connection with a non-pro-rata reduction of the Revolving Credit Commitments. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans and the order of Borrowing(s) to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. In the case of each prepayment of the Revolving Credit Loans pursuant to this Section 2.05(a), the Borrower may in its sole discretion select the Borrowing or Borrowings to be repaid, and such payment shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares.

(ii) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing

Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. (New York City time) on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing of the applicable Facility, which refinancing shall not be consummated or shall otherwise be delayed. Each prepayment of any Class of Term Loans pursuant to this Section 2.05(a) shall be applied in direct order of maturity to repayments thereof required pursuant to Section 2.07(a).

(b) Mandatory.

(i) Within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(a) (commencing with the fiscal year ended December 30, 2011) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrower shall cause to be prepaid an aggregate amount of Loans in an amount equal to (A) 100% of Excess Cash Flow, if any, for the Excess Cash Flow Period covered by such financial statements minus (B) the sum of (1) all voluntary prepayments of Term Loans during such fiscal year pursuant to Section 2.05(a) and the amount expended by any Purchasing Borrower Party to prepay any Term Loans pursuant to Section 10.07(k) and (2) all voluntary prepayments of Revolving Credit Loans and Swing Line Loans during such fiscal year to the extent the Revolving Credit Commitments are permanently reduced by the amount of such payments, in the case of each of the immediately preceding clauses (1) and (2), to the extent such prepayments are not funded with the proceeds of Indebtedness. Prepayments pursuant to this Section 2.05(b)(i) shall be applied first, to the Term Loan Facility and, second, to the Revolving Credit Facilities in accordance with clause (v) below.

(ii) If (1) Holdings or any Restricted Subsidiary of Holdings Disposes of any property or assets (other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d), (e), (f), (g), (h), (l), (n), (q) or (s)), (2) any Casualty Event occurs, which results in the realization or receipt by Holdings or any Restricted Subsidiary of Net Proceeds or (3) any Extraordinary Event occurs, which results in the realization or receipt by Holdings or any Restricted Subsidiary of Net Proceeds, Holdings shall cause to be offered to be prepaid on or prior to the date which is ten (10) Business Days after the date of the realization or receipt by Holdings or any Restricted Subsidiary of such Net Proceeds an aggregate principal amount of Term Loans in an amount equal to 100% of all Net Proceeds received; provided that if any Permitted Notes have been issued in compliance with Sections 7.01 and 7.03 with Liens ranking pari passu with the Liens securing the Obligations pursuant to the Junior Lien Intercreditor Agreement, then Holdings or the Borrower may, to the extent required pursuant to the terms of the documentation governing such Permitted Notes, prepay Term Loans and purchase such Permitted Notes (at a purchase price no greater than par plus accrued and unpaid interest) on a pro rata basis in accordance with the respective principal amounts thereof.

(iii) If Holdings or any Restricted Subsidiary incurs or issues any Indebtedness after the Amendment No. 5 Effective Date (x) pursuant to Section 7.03(s)(ii) or (y) that is not otherwise permitted to be incurred pursuant to Section 7.03, the Borrower shall cause to be prepaid an aggregate principal amount of Term Loans in an amount equal to 100% of all Net Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt by Holdings or such Restricted Subsidiary of such Net Proceeds.

(iv) If for any reason the aggregate Revolving Credit Exposures at any time exceeds the aggregate Revolving Credit Commitments then in effect, the Borrower shall promptly prepay or cause to be promptly prepaid Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(iv) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans such aggregate Outstanding Amount exceeds the aggregate Revolving Credit Commitments then in effect.

(v) Each prepayment of Term Loans pursuant to Section 2.05(b)(i) shall be applied to the principal installments of the Term Loan Facility required pursuant to Section 2.07(a) in the direct order of maturity; provided, however, that, if the prepayment to be made pursuant to Section 2.05(b)(i) exceeds the amount of the immediately following installment due under Section 2.07(a), the amount of such excess shall be applied to the principal installments of the Term Loan Facility required pursuant to Section 2.07(a) in the inverse order of maturity. Each prepayment of Term Loans pursuant to Section 2.05(b)(ii) or (iii) shall be applied to the principal installments of the Term Loan Facility required pursuant to Section 2.07(a) in the inverse order of maturity; and each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares, subject to clause (vii) of this Section 2.05(b). Each prepayment of Revolving Credit Loans pursuant to Section 2.05(b) shall be made ratably among the Class A Revolving Credit Loans and the Class B Revolving Credit Loans and paid to the Revolving Credit Lenders in accordance with their respective Pro Rata Shares.

(vi) Funding Losses, Etc. All prepayments under this Section 2.05 shall be made together with, in the case of any such prepayment of a Eurocurrency Rate Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such Eurocurrency Rate Loan pursuant to Section 3.05. Notwithstanding any of the other provisions of Section 2.05(b), so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans is required to be made under this Section 2.05(b), prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit the amount of any such prepayment otherwise required to be made thereunder into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05(b). Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with this Section 2.05(b).

(vii) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clause (ii) of this Section 2.05(b) at least four (4) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment. Each Term Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clause (ii) of this Section 2.05(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m.one (1) Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Lender. If a Term Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Proceeds shall be retained by the Borrower.

(viii) On the Amendment No. 5 Effective Date, the Borrower shall cause to be prepaid the entire aggregate principal amount of the Term B-1 Loans from the proceeds of the Term B-2 Loans funded pursuant to the Term B-2 Commitments.

Section 2.06 Termination or Reduction of Commitments.

(a) Optional. The Borrower may, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in a minimum aggregate amount of $5,000,000, as applicable, or any whole multiple of $1,000,000, in excess thereof and (iii) if, after giving effect to any reduction of the Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Credit Facilities, such sublimit shall be automatically reduced by the amount of such excess. The amount of any such Commitment reduction shall not otherwise be applied to the Letter of Credit Sublimit or the Swing Line Sublimit unless otherwise specified by the Borrower. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of any Commitments if such termination would have resulted from a refinancing of all of the applicable Facilities, which refinancing shall not be consummated or otherwise shall be delayed.

(b) Mandatory. The Term B-1 Commitment of each Term B-1 Lender was automatically and permanently reduced to $0 upon the funding of Term B-1 Loans on the Closing Date. The Term B-2 Commitment of each Term B-2 Lender shall be automatically and permanently reduced to $0 upon the funding of the Term B-2 Loans to be made by it on the Amendment No. 5 Effective Date. The Revolving Credit Commitment of each Revolving Credit Lender shall automatically and permanently terminate on the applicable Maturity Date. The aggregate principal amount of the Class B Revolving Credit Commitments shall be permanently reduced on June 24, 2016 (or, if the Amendment No. 5 Effective Date occurs after June 24, 2016, on the Amendment No. 5 Effective Date) in an aggregate principal amount equal to 20% of the total amount of the Class B Revolving Credit Commitments as of the Amendment No. 5 Effective Date; provided that each Class B Revolving Credit Lender shall have the option to decline the permanent reduction in Class B Revolving Credit Commitments otherwise required by this sentence with respect to such Class B Revolving Credit Lender’s Pro Rata Share of the Class B Revolving Credit Commitments by providing written notice to the Administrative Agent and the Borrower three (3) Business Days prior to the date of the permanent reduction required by this sentence. The aggregate principal amount of the Revolving Credit Commitments (as defined immediately prior to the Amendment No. 5 Effective Date) held by the Specified Lender shall (i) be permanently reduced on the Amendment No. 5 Effective Date in an aggregate principal amount equal to 20% of the total amount of such Commitments immediately prior to the Amendment No. 5 Effective Date and (ii) as so reduced, shall automatically and permanently terminate on the Amendment No. 5 Effective Date concurrently with the conversion of such Commitments into Term B-2 Commitments pursuant to Section 2.01(f).

(c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Appropriate Lenders of any termination or reduction of unused portions of the Letter of Credit Sublimit or the Swing Line Sublimit or the unused Commitments of any Class under this Section 2.06. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07). All commitment fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. For the avoidance of doubt and notwithstanding anything to the contrary contained in this Agreement, immediately following the Amendment No. 5 Effective Date the permanent reduction of any Revolving Credit Commitments may be applied on a non-pro rata basis among the outstanding Classes of Revolving Credit Commitments; provided that such reduction shall be made ratably among the Lenders of such Class except to the extent a Class B Revolving Credit Lender declines any permanent reduction otherwise required by the penultimate sentence of Section 2.06(b) with respect to its Pro Rata Share of the Class B Revolving Credit Commitments.

Section 2.07 Repayment of Loans.

(a) Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term B-2 Lenders (i) on or prior to the first anniversary of the Amendment No. 5 Effective Date, an aggregate amount equal to $22,500,000 and on or prior to the second anniversary of the Amendment No. 5 Effective Date, an aggregate amount equal to $22,500,000 (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Term B-2 Loans, the aggregate principal amount of all Term B-2 Loans outstanding on such date.

(b) Revolving Credit Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the applicable Maturity Date for each Revolving Credit Facility the aggregate principal amount of all of the Borrower’s Revolving Credit Loans under such Facility outstanding on such date.

(c) Swing Line Loans. The Borrower shall repay the aggregate principal amount of its Swing Line Loans on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Maturity Date for each Revolving Credit Facility.

Section 2.08 Interest.

(a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan (which shall not include any Swing Line Loan) shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate, for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan (other than a Swing Line Loan) shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Credit Loans.

(b) During the continuance of a Default under Section 8.01(a), the Borrower shall pay interest on past due amounts owing by it hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws; provided that no interest at the Default Rate shall accrue or be payable to a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued and unpaid interest on such amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

Section 2.09 Fees.

In addition to certain fees described in Sections 2.03(h) and (i):

(a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender under each Facility in accordance with its Pro Rata Share , a commitment fee (“Commitment Fee”) equal to the Applicable Rate with respect to commitment fees times the actual daily amount by which the aggregate Revolving Credit Commitment of a Class exceeds the sum of (A) the Outstanding Amount of Revolving Credit Loans of such Class (which shall exclude, for the avoidance of doubt, any Swing Line Loans) and (B) the Outstanding Amount of L/C Obligations of such Class; provided that (x) any commitment fee accrued with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time and (y) no commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fee on each Revolving Credit Facility shall accrue at all times from the Closing Date until the Maturity Date for the applicable Revolving Credit Facility, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date during the first full fiscal quarter to occur after the Closing Date, and on the Maturity Date for the applicable Revolving Credit Facility. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b) Other Fees. The Borrower shall pay to the Agents in Dollars such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent).

(c) Amendment No. 5 Fees. The Borrower agrees to pay on the Amendment No. 5 Effective Date the fees set forth in Section 6 of Amendment No. 5.

Section 2.10 Computation of Interest and Fees.

All computations of interest for Base Rate Loans shall be made on the basis of a year of three hundred sixty-five (365) days, or three hundred sixty-six (366) days, as applicable, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred and sixty (360) day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

Section 2.11 Evidence of Indebtedness.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the

Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as non-fiduciary agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

(c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and (b), and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.

Section 2.12 Payments Generally.

(a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Same Day Funds not later than 2:00 p.m.(New York City time) on the date specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The

Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as otherwise provided herein) of such payment in like funds as received by wire transfer to such Lender’s applicable Lending Office. All payments received by the Administrative Agent after 2:00 p.m.(New York City time), shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. For the avoidance of doubt, all payments to be made hereunder shall be made in Dollars or the Alternative Currency in which such Borrowing was initially made.

(b) If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of Eurocurrency Rate Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

(c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:

(i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Federal Funds Rate from time to time in effect; and

(ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the greater of (x) the applicable Federal Funds Rate from time to time in effect and (y) a rate determined by the Administrative Agent in accordance with banking rules governing interbank compensation. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error.

(d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

(f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.04. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may (to the fullest extent permitted by mandatory provisions of applicable Law), but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.

(h) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.02(b), 2.03(c), 2.04(c), 2.12(c) or 2.13, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.13 Sharing of Payments.

If, other than as expressly provided in Section 7.03(s), Section 10.07 or as otherwise provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

Section 2.14 Incremental Revolving Credit Commitments

(a) The Borrower may, by written notice to the Administrative Agent from time to time, request Incremental Revolving Credit Commitments (which shall be in minimum increments of $1,000,000 and a minimum amount of $1,000,000 or equal to the remaining amount available), as applicable, in an aggregate amount not to exceed $15,000,000 from one or more Cerberus Revolving Lenders willing to provide such Incremental Revolving Credit Commitments in their own discretion. Such notice shall set forth (i) the amount of the Incremental Revolving Credit Commitments being requested and (ii) the date on which such Incremental Revolving Credit Commitments are requested to become effective (the “Increased Amount Date”).

(b) The Borrower and each Cerberus Revolving Lender shall execute and deliver to the Administrative Agent an Incremental Amendment and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Revolving Credit Commitment of such Cerberus Revolving Lender. Each Incremental Amendment shall specify that the Incremental Revolving Credit Commitments are on the same terms as the Class B Revolving Credit Commitments and shall be additional Class B Revolving Credit Commitments.

(c) The Incremental Revolving Credit Commitments and Incremental Revolving Credit Loans shall rank pari passu in right of payment and of security with the Class B Revolving Credit Commitments and Class B Revolving Credit Loans.

(d) The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Amendment, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Revolving Credit Commitments evidenced thereby. Any such deemed amendment may be memorialized in writing by the Administrative Agent with the applicable Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

(e) The Incremental Amendment may, without the consent of Borrower, or any other Loan Party, Agents or Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.14. The Borrower will use the proceeds of the Incremental Revolving Credit Loans for any purpose not prohibited by this Agreement.

(f) This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

ARTICLE III.

Taxes, Increased Costs Protection and Illegality

Section 3.01 Taxes.

(a) Unless required by applicable Laws (as determined in good faith by the applicable withholding agent), any and all payments made by or on account of any Loan Party under any Loan Document shall be made free and clear of and without deduction for Taxes. If the Loan Party or other applicable withholding agent shall be required by any Laws to withhold or deduct any Indemnified Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender (which term, for purposes of this Section 3.01, shall include any L/C Issuer), (i) the sum payable by such Loan Party shall be increased as necessary so that after all required deductions (including deductions applicable to additional sums payable under this Section 3.01) have been made, each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable withholding agent shall make such deductions, (iii) the applicable withholding agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as possible thereafter), if the relevant Loan Party is the applicable withholding agent, the relevant Loan Party shall furnish to such Agent or Lender (as the case may be) the original or a copy of a receipt evidencing payment thereof or other evidence reasonably acceptable to such Agent or Lender.

(b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary Taxes and any other excise, property, intangible or mortgage recording Taxes, or charges or levies of the same character, imposed by any Governmental Authority, which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document, other than any such Taxes that are imposed as a result of a Lender’s voluntary assignment in such Lender’s interest in the Loan hereunder, but only to the extent such assignment-related Taxes are imposed as a result of such Lender’s current or former connection with the jurisdiction imposing such Taxes (other than any connections arising from such Lender having executed, delivered, enforced, become a party to, performed its obligations or received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, any Loan Document) (the “Other Taxes”).

(c) Each of the Loan Parties agrees to indemnify each Agent and each Lender for (i) the full amount of Indemnified Taxes and Other Taxes (including any additional amounts attributable to such Indemnified Taxes or Other Taxes) payable by such Agent or such Lender (whether or not such Taxes are legally imposed) and (ii) any expenses arising therefrom or with respect thereto, provided such Agent or Lender, as the case may be, provides the relevant Loan Party with a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts. If the Borrower reasonably believes that such Indemnified Taxes or Other Taxes were not correctly or legally asserted, the Administrative Agent and each Lender and L/C Issuer will use reasonable efforts to cooperate with Borrower for the Borrower to file for and obtain a refund of such Indemnified Taxes or Other Taxes so long as such efforts would not, in the sole determination of the Administrative Agent, such Lender, or such L/C Issuer, result in any unreimbursed costs, expenses or be otherwise disadvantageous to it.

(d) Each Lender shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by Law certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding tax with respect to any payments to be made to such Lender under the Loan Documents. Each such Lender shall, whenever a lapse in time or change in circumstances renders such documentation obsolete, expired or inaccurate in any material respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the applicable withholding agent) or promptly notify the Borrower and the Administrative Agent of its inability to do so. Unless the applicable withholding agent has received forms or other documents satisfactory to it indicating that payments under any Loan Document to or for a Lender are not subject to withholding tax or are subject to such Tax at a rate reduced by an applicable tax treaty, the Borrower, the Administrative Agent or other applicable withholding agent shall withhold amounts required to be withheld by applicable Law from such payments at the applicable statutory rate. Without limiting the foregoing:

(i) Each Lender that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding.

(ii) Each Lender that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent) whichever of the following is applicable:

(A) two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN (or any successor forms) claiming eligibility for the benefits of an income tax treaty to which the United States is a party, and such other documentation as required under the Code,

(B) two properly completed and duly signed original copies of Internal Revenue Service Form W-8ECI (or any successor forms),

(C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (A) a certificate substantially in the form of Exhibit I (any such certificate a “United States Tax Compliance Certificate”) and (B) two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN,

(D) to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership, or is a Participant holding a participation granted by a participating Lender), Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a Form W-8ECI, W-8BEN-E, United States Tax Compliance Certificate, Form W-9, Form W-8IMY or any other required information from each beneficial owner, as applicable (provided that, if one or more beneficial owners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Lender on behalf of such beneficial owner). Each Lender shall deliver to the Borrower and the Administrative Agent two further original copies of any previously delivered form or certification (or any applicable successor form) on or before the date that any such form or certification expires or becomes obsolete or inaccurate and promptly after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or the Administrative Agent, or promptly notify the Borrower and the Administrative Agent that it is unable to do so. Each Lender shall promptly notify the Administrative Agent at any time it determines that it is no longer in a position to provide any previously delivered form or certification to the Borrower or the Administrative Agent, or

(E) two properly completed and duly signed original copies of any other form prescribed by applicable U.S. federal income tax laws (including the Treasury Regulations) as a basis for claiming a complete exemption from, or a deduction in, United States federal withholding tax on any payments to such Lender under the Loan Documents.

(iii) If a payment made to a Lender (including any L/C Issuer) under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the applicable Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the applicable Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the applicable Borrower or the Administrative Agent as may be necessary for the applicable Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the Amendment No. 4 Effective Date.

Notwithstanding any other provision of this clause (d), a Lender shall not be required to deliver any form that such Lender is not legally able to deliver.

(e) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to Section 3.01(d).

(f) Any Lender claiming any additional amounts payable pursuant to this Section 3.01 shall use its reasonable efforts to change the jurisdiction of its Lending Office (or take any other measures reasonably requested by the Borrower) if such a change or other measures would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole determination of such Lender, result in any unreimbursed cost or expense or be otherwise materially disadvantageous to such Lender.

(g) If any Lender or Agent determines, in its sole discretion, that it has received a refund in respect of any Indemnified Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by any Loan Party pursuant to this Section 3.01, it shall promptly remit such refund to the Loan Party, net of all out-of-pocket expenses (including any Taxes) of the Lender or Agent, as the case may be and without interest (other than any interest paid by the relevant taxing authority with respect to such refund net of any Taxes payable by any Agent or Lender on such interest); provided that the Loan Party, upon the request of the Lender or Agent, as the case may be, agrees promptly to return such refund (plus any penalties, interest or other charges imposed by the relevant taxing authority) to such party in the event such party is required to repay such refund to the relevant taxing authority. This section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to Taxes that it deems confidential) to the Borrower or any other person.

(h) For purposes of determining withholding taxes imposed under FATCA, from and after the Amendment No. 4 Effective Date, the Borrowers and the Administrative Agent agree to treat (and the Lenders hereby authorize the Administrative Agent to treat) any Loan Document and any Loan made or Letter of Credit issued under any Loan Document as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 3.02 Illegality.

If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans, or to determine or charge interest rates based upon the Eurocurrency Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Rate Loans or to convert Base Rate Loans to Eurocurrency Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all applicable Eurocurrency Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

Section 3.03 Inability to Determine Rates.

If the Administrative Agent or the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the applicable Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or that the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or that Dollar deposits are not being offered to banks in the London interbank eurodollar, or other applicable market for the applicable amount and the Interest Period of such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of such Eurocurrency Rate Loans or, failing that, will be deemed to have converted such request, if applicable, into a request for a Borrowing of Base Rate Loans in the amount specified therein.

Section 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans.

(a) If any Lender reasonably determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the Closing Date, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Eurocurrency Rate Loans (or in the case of Taxes, any Loan) or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (i) Indemnified Taxes or Other Taxes (which are covered by Section 3.01), or any Excluded Taxes or (ii) reserve requirements contemplated by Section 3.04(c)) and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining the Eurocurrency Rate Loan (or, in the case of Taxes, of maintaining its obligations to make any Loan), or to reduce the amount of any sum received or receivable by such Lender, then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

(b) If any Lender reasonably determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, in each case after the Amendment No. 5 Effective Date, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender’s desired return on capital), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within fifteen (15) days after receipt of such demand.

(c) The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits, additional interest on the unpaid principal amount of each applicable Eurocurrency Rate Loan of the Borrower equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of any Eurocurrency Rate Loans of the Borrower, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation.

(e) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower and at the Borrower’s expense, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.04(e) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(a), (b), (c) or (d).

Section 3.05 Funding Losses.

Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense actually incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Eurocurrency Rate Loan of the Borrower on a day other than the last day of the Interest Period for such Loan; or

(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurocurrency Rate Loan of the Borrower on the date or in the amount notified by the Borrower;

including any loss or expense (excluding loss of anticipated profits) arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.

Section 3.06 Matters Applicable to All Requests for Compensation.

Any Agent or any Lender claiming compensation under this Article III shall deliver a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods.

(a) With respect to any Lender’s claim for compensation under Section 3.01, 3.02, 3.03 or 3.04, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another applicable Eurocurrency Rate Loan, or, if applicable, to convert Base Rate Loans into Eurocurrency Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

(b) If the obligation of any Lender to make or continue any Eurocurrency Rate Loan, or to convert Base Rate Loans into Eurocurrency Rate Loans shall be suspended pursuant to Section 3.06(b) hereof, such Lender’s applicable Eurocurrency Rate Loans shall be automatically converted into Base Rate Loans (or, if such conversion is not possible, repaid) on the last day(s) of the then current Interest Period(s) for such Eurocurrency Rate Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to such conversion no longer exist:

(i) to the extent that such Lender’s Eurocurrency Rate Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s applicable Eurocurrency Rate Loans shall be applied instead to its Base Rate Loans; and

(ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Eurocurrency Rate Loans shall be made or continued instead as Base Rate Loans (if possible), and all Base Rate Loans of such Lender that would otherwise be converted into Eurocurrency Rate Loans shall remain as Base Rate Loans.

(c) If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of any of such Lender’s Eurocurrency Rate Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate Loans made by other Lenders under the applicable Facility are outstanding, if applicable, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency Rate Loans under such Facility and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments for the applicable Facility.

Section 3.07 Replacement of Lenders Under Certain Circumstances.

(a) If at any time (i) the Borrower becomes obligated to pay additional amounts or indemnity payments described in Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make any Eurocurrency Rate Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Borrower may, on ten (10) Business Days’ prior written notice to the Administrative Agent and such Lender, (x) replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement (in respect of any applicable Facility only in the case of clause (i) or, with respect to a Class vote, clause (iii)) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person; and provided further that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to, and shall be sufficient (together with all other consenting Lenders) to cause the adoption of, the applicable departure, waiver or amendment of the Loan Documents; or (y) terminate the Commitment of such Lender or L/C Issuer, as the case may be, and (1) in the case of a Lender (other than an L/C Issuer), repay all Obligations of the Borrower owing to such Lender relating to the Loans and participations held by such Lender as of such termination date and (2) in the case of an L/C Issuer, repay all Obligations of the Borrower owing to such L/C Issuer relating to the Loans and participations held by the L/C Issuer as of such termination date and cancel or backstop on terms satisfactory to such L/C Issuer any Letters of Credit issued by it; provided that in the case of any such termination of a Non-Consenting Lender such termination shall be sufficient (together with all other consenting Lenders) to cause the adoption of the applicable departure, waiver or amendment of the Loan Documents and such termination shall be in respect of any applicable facility only in the case of clause (i) or, with respect to a Class vote, clause (iii). Notwithstanding the foregoing, as of the Amendment No. 5 Effective Date, no Lender may be both a Class A Revolving Credit Lender and a Class B Revolving Credit Lender.

(b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s applicable Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans in respect thereof, and (ii) deliver any Notes evidencing such Loans to the Borrower or Administrative Agent. Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (B) all obligations of the Borrower owing to the assigning Lender relating to the Loans, Commitments and participations so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such Assignment and Assumption and (C) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender. In connection with any such replacement, if any such Non-Consenting Lender or Defaulting Lender does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption reflecting such replacement within five (5) Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such Non-Consenting Lender or Defaulting Lender, then such Non-Consenting Lender or Defaulting Lender shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of the Non-Consenting Lender or Defaulting Lender.

(c) Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of Cash Collateral into a Cash Collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09.

(d) In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders (or, in the case of a consent, waiver or amendment involving all affected Lenders of a certain Class, the Required Lenders with respect to such Class) have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.”

Section 3.08 Survival.

All of the Borrower’s obligations under this Article III shall survive any assignment of rights by, or the replacement of, a Lender (including any L/C Issuer) and termination of the Aggregate Commitments and repayment, satisfaction and discharge of all other Obligations hereunder.

ARTICLE IV.

Conditions Precedent to Credit Extensions

Section 4.01 All Credit Events After the Closing Date.

The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans) after the Closing Date is subject to satisfaction of the following conditions precedent:

(i) The representations and warranties of each Loan Party set forth in Article V and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(ii) No Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(iii) The Administrative Agent and, if applicable, the relevant L/C Issuer or the relevant Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(iv) In the case of a Request for Credit Extension relating to any Revolving Credit Loans or Swing Line Loans that is made from and after the Amendment No. 5 Effective Date to and including the date which is the second anniversary of the Amendment No. 5 Effective Date, if at the time of the making of the applicable Request for Credit Extension (and after giving effect to the applicable Credit Extension requested thereby and any other Credit Extension subject to a Request for Credit Extension that has not then been funded or honored) the aggregate Revolving Credit Exposure of all Revolving Credit Lenders exceeds (or, after giving effect to such Credit Extension(s), would exceed) 50% of the aggregate amount of Revolving Credit Commitments of all Revolving Credit Lenders at such time, the aggregate amount of unrestricted cash and Cash Equivalents owned or held by the Borrower and its Restricted Subsidiaries shall not, after giving effect to (x) the requested Credit Extension (and any other such Request for Credit Extension that has not then been funded) and (y) the pro forma application of (I) the proceeds of the requested Credit Extension (and any such other Request for Credit Extension) and (II) any other unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries, in each case on (A) in the case of any Borrowing of Eurocurrency Rate Loans, the date that is three Business Days (or four Business Days if the Interest Period selected is other than one, two, three or six months in duration) prior to the requested Credit Extension and (B) in the case of any Borrowing of Base Rate Loans, the date of the requested Credit Extension, for a purpose permitted under this Agreement (and not constituting an investment in Cash Equivalents or a Restricted Subsidiary), exceed $60,000,000.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans) submitted by the Borrower after the Closing Date shall be deemed to be a representation and warranty that the conditions specified in Sections 4.01(i) and (ii) of this Agreement and, in the case of any Credit Extension on the Amendment No. 5 Effective Date, Section 6 of Amendment No. 5 have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V.

Representations and Warranties

Section 5.01 Representations and Warranties.

To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Credit Extensions, the Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders both before and after giving effect to the transactions contemplated under this Agreement, which representations and warranties shall be deemed made on the Amendment No. 5 Effective Date and as otherwise set forth in Article IV, that:

(a) Organization; Power; Qualification. Each Loan Party and each Subsidiary thereof is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its Properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification and authorization except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect. The jurisdictions in which each Loan Party and each Subsidiary thereof are organized and qualified to do business as of the Amendment No. 5 Effective Date are described on Schedule 5.01(a).

(b) Ownership. Each Subsidiary of each Loan Party as of the Amendment No. 5 Effective Date is listed on Schedule 5.01(b). As of the Amendment No. 5 Effective Date, the capitalization of each Loan Party and its Subsidiaries consists of the number of shares or other equity interests, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 5.01(b). All shares or other equity interests outstanding as of the Amendment No. 5 Effective Date have been duly authorized and validly issued and are fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and not subject to any preemptive or similar rights, except as described in Schedule 5.01(b). The shareholders or other owners, as applicable, of each Loan Party and its Subsidiaries and the number of shares or other equity interests owned by each as of the Amendment No. 5 Effective Date are described on Schedule 5.01(b). As of the Amendment No. 5 Effective Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of Equity Interests of any Loan Party or any Subsidiary thereof, except as described on Schedule 5.01(b).

(c) Authorization; Enforceability. Each Loan Party and each Subsidiary thereof has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of each Loan Party and each Subsidiary thereof that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Loan Party and each Subsidiary thereof that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by each Loan Party of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the Credit Extensions hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to any Loan Party where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Loan Party, (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could reasonably be expected to have a Material Adverse Effect or as set forth on Schedule 5.01(d), (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents or (v) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority or any other Person other than (A) consents, authorizations, filings or other acts or consents for which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect, (B) consents or filings under the UCC, (C) filings with the United States Copyright Office and/or the United States Patent and Trademark Office and (D) as may be required with respect to vehicles registered under a certificate of title.

(e) Compliance with Law; Governmental Approvals. Each Loan Party and each Subsidiary thereof (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties and (iii) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law except in each case (i), (ii) or (iii) where the failure to have, comply or file could not reasonably be expected to have a Material Adverse Effect.

(f) Tax Returns and Payments. Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect:

(i) Each Loan Party and each Subsidiary thereof has duly filed or caused to be filed all Tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all Taxes (including in the capacity of a withholding agent) upon it and its property, income, profits and assets (other than any amount that is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person).Such returns accurately reflect in all material respects all liability for Taxes of any Loan Party or any Subsidiary thereof for the periods covered thereby;

(ii) Except as set forth on Schedule 5.01(f), there is no ongoing audit or examination or, to the knowledge of Holdings or any Subsidiary thereof, other investigation by any Governmental Authority of the Tax liability of any Loan Party or any Subsidiary thereof;

(iii) No Governmental Authority has asserted in writing any Lien or other claim against any Loan Party or any Subsidiary thereof with respect to unpaid Taxes which has not been discharged or resolved (other than (A) any amount that is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person) and (B) Liens permitted by Section 7.01; and

(iv) The charges, accruals and reserves on the books of each Loan Party and each Subsidiary thereof in respect of Taxes for all fiscal year and portions thereof since the organization of any Loan Party or any Subsidiary thereof are in the judgment of Holdings and the Borrower adequate.

(g) Intellectual Property Matters. To the knowledge of Holdings and its Subsidiaries, each Loan Party and each Subsidiary thereof owns or possesses rights to use all material copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, service marks and trade names which are reasonably necessary to conduct its business. To the knowledge of Holdings and its Subsidiaries, (i) no event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights and (ii) no Loan Party nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations except as could not reasonably be expected to have a Material Adverse Effect.

(h) Environmental Matters.

(i) To their knowledge, the properties owned, leased or operated by each Loan Party and each Subsidiary thereof now do not contain, and have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of applicable Environmental Laws or (B) could give rise to liability under applicable Environmental Laws, except, in each case, as could not reasonably be expected to have a Material Adverse Effect;

(ii) Each Loan Party and each Subsidiary thereof and such properties and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and, to the knowledge of Holdings and its Subsidiaries, there is no contamination at, under or about such properties or such operations which could interfere in any material respect with the continued operation of such properties or impair the fair saleable value thereof, except, in each case, as could not reasonably, individually or in the aggregate, be expected to have a Material Adverse Effect;

(iii) No Loan Party nor any Subsidiary thereof has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials or Environmental Laws, nor does any Loan Party or any Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened, except, in each case, as could not reasonably be expected to have a Material Adverse Effect;

(iv) To the knowledge of Holdings and its Subsidiaries, (a) Hazardous Materials have not been transported or disposed of to or from the properties owned, leased or operated by any Loan Party or any Subsidiary thereof in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws, nor (b) have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws, except, in each case, where such violation or liability could not reasonably be expected to have a Material Adverse Effect;

(v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of Holdings and its Subsidiaries, threatened, under any Environmental Law to which any Loan Party or any Subsidiary thereof is or will be named as a potentially responsible party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Loan Party, any Subsidiary thereof or such properties or such operations except where such proceeding, action, decree, order or other requirement could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and

(vi) To the knowledge of Holdings, there has been no release or threat of release of Hazardous Materials at or from properties owned, leased or operated by any Loan Party or any Subsidiary, now or in the past, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws except where such violation or liability could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(i) Employee Benefit Matters.

(i) Each Loan Party and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. No liability has been incurred by any Loan Party or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect;

(ii) As of the Amendment No. 5 Effective Date, no Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has any Loan Party or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan, in each case, where any of the foregoing could reasonably be expected to have a Material Adverse Effect;

(iii) No ERISA Event has occurred or is reasonably expected to occur that could reasonably be expected to have a Material Adverse Effect;

(iv) Except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to the best of the knowledge of the Borrower after due inquiry, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) or (B) Pension Plan, in each case, currently maintained or contributed to by any Loan Party or any Subsidiary thereof.

(j) Margin Stock. No Loan Party nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors. If requested by any Lender (through the Administrative Agent) or the Administrative Agent, Holdings will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U.

(k) Government Regulation. No Loan Party nor any Subsidiary thereof is an “investment company” (as such term is defined or used in the Investment Company Act of 1940, as amended) nor is any Loan Party or any Subsidiary thereof “controlled” by an “investment company” that is required to register under the Investment Company Act of 1940, as amended, and no Loan Party nor any Subsidiary thereof is, or after giving effect to any Credit Extensions will be, subject to regulation under the Interstate Commerce Act, as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

(l) Material Contracts. Schedule 5.01(l) sets forth a complete and accurate list of all Material Contracts of each Loan Party and each Subsidiary thereof in effect as of the Amendment No. 5 Effective Date. Other than as set forth in Schedule 5.01(l), each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof. To the extent requested by the Administrative Agent, each Loan Party and each Subsidiary thereof has delivered to the Administrative Agent a true and complete copy of each Material Contract required to be listed on Schedule 5.01(l). No Loan Party nor any Subsidiary thereof (nor, to the knowledge of the Borrower, any other party thereto) is in breach of or in default under any Material Contract in any material respect.

(m) Employee Relations. The Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(n) Financial Statements. The 2015 Audited Financial Statements filed with the SEC are complete and correct and fairly present on a consolidated basis the assets, liabilities and financial position of Holdings and its Subsidiaries as at such dates, and the results of operations and changes of financial position for the periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. Such financial statements show all material Indebtedness and other material liabilities, direct or contingent, of Holdings and its Subsidiaries as of the date thereof, including material liabilities for taxes, material commitments, and Indebtedness, in each case, to the extent required to be disclosed under GAAP. The projections delivered pursuant to Section 6(xvi) of Amendment No. 5, if any, were prepared in good faith on the basis of the assumptions stated therein, which assumptions are believed to be reasonable at the date of delivery in light of then existing conditions except that (i) such balance sheet shall be subject to normal year end closing and audit adjustments and (ii) with respect to such projections, it is recognized that actual results for the periods covered may differ from the projections and such differences may be material.

(o) No Material Adverse Effect. Since January 1, 2016, no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect.

(p) Solvency. As of the Amendment No. 5 Effective Date and after giving effect to the Amendment No. 5 Transactions, the Loan Parties and their Subsidiaries, taken as a whole, are Solvent.

(q) Titles to Properties. As of the Amendment No. 5 Effective Date, the real property listed on Schedule 5.01(q) constitutes (i) all of the Material Real Property that is owned and (ii) all real property that is leased or subleased by any Loan Party or any of its Subsidiaries with annual rent payments in excess of $5,000,000. Each Loan Party and each Subsidiary thereof has such title to the real property owned by it or such valid leasehold interest in the real property leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets.

(r) Insurance. The properties of each Loan Party and each Subsidiary thereof are insured with financially sound and reputable insurance companies not Affiliates of the Loan Parties and their Subsidiaries, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in locations where the Loan Parties and their Subsidiaries operate.

(s) Liens. None of the properties and assets (including, without limitation, intellectual property and licenses) of any Loan Party or any Subsidiary thereof is subject to any Lien, except Liens permitted by Section 7.01. No Loan Party or any Subsidiary thereof has signed any financing statement or any security agreement authorizing any secured party thereunder to file any financing statement, except to perfect Liens permitted by Section 7.01.

(t) Indebtedness and Guaranty Obligations. Schedule 5.01(t) is a complete and correct listing of all Indebtedness and Guaranty Obligations of the Loan Parties and their respective Subsidiaries as of the Amendment No. 5 Effective Date in excess of the Threshold Amount, after giving effect to the Amendment No. 5 Transactions. As of the Amendment No. 5 Effective Date, the Loan Parties and their respective Subsidiaries have performed and are in compliance with all of the material terms of such Indebtedness and Guaranty Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of any of the Loan Parties or any of their respective Subsidiaries exists with respect to any such Indebtedness or Guaranty Obligation.

(u) Litigation. Except for matters existing on the Amendment No. 5 Effective Date and set forth on Schedule 5.01(u), there are no actions, suits, investigations or proceedings pending nor, to the knowledge of the Borrower, threatened against or in any other way relating adversely to or affecting any Loan Party or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that has or could reasonably be expected to have, individually, a Material Adverse Effect.

(v) Absence of Defaults. No event has occurred or is continuing (i) which constitutes a Default or an Event of Default, or (ii) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by any Loan Party or any Subsidiary thereof under any Material Contract or judgment, decree or order to which any Loan Party or any Subsidiary thereof is a party or by which any Loan Party or any Subsidiary thereof or any of their respective properties may be bound or which would require any Loan Party or any Subsidiary thereof to make any payment thereunder prior to the scheduled maturity date therefor that, in any case under this clause (ii), could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (A) No Loan Party or any Subsidiary thereof has been debarred or suspended from any contracting with the United States government, (B) a final decision of debarment or a final decision of suspension has not been issued to any Loan Party or any Subsidiary thereof, (C) the actual termination for default of any Material Contract has not been issued to or received by any Loan Party or any Subsidiary thereof.

(w) Senior Indebtedness Status. The Obligations of each Loan Party and each Subsidiary thereof under this Agreement and each of the other Loan Documents ranks and shall continue to rank at least senior in priority of payment to all Subordinated Indebtedness of each such Person and is designated as “Senior Indebtedness” under all instruments and documents, now or in the future, relating to all Subordinated Indebtedness of such Person.

(x) Anti-Corruption Laws. Holdings and its Subsidiaries have conducted their businesses in compliance, in all material respects, with the United States Foreign Corrupt Practices Act of 1977 and other similar anti-corruption legislation in other jurisdictions with jurisdiction over Holdings, the Borrower or any Subsidiary and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(y) Anti-Terrorism Laws. No Loan Party, none of its Subsidiaries and, to the knowledge of each Loan Party, none of its controlled Affiliates and none of the respective officers, directors, brokers or agents of such Loan Party, such Subsidiary or Affiliate (i) has violated or is in violation of Anti-Terrorism Laws or Sanctions or (ii) has engaged or engages in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of offenses designated in the “Forty Recommendations” and “Nine Special Recommendations” published by the Organisation for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering.

(i) No Loan Party, none of its Subsidiaries and, to the knowledge of each Loan Party, none of its Affiliates and none of the respective officers, directors, brokers or agents of such Loan Party, such Subsidiary or such Affiliate that is acting or benefiting in any capacity in connection with the Loans is an Embargoed Person or the target or subject of Sanctions.

(ii) No Loan Party, none of its Subsidiaries and, to the knowledge of each Loan Party, none of its Affiliates and none of the respective officers, directors, brokers or agents of such Loan Party, such Subsidiary or such Affiliate acting or benefiting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Embargoed Person, (ii) deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any Anti-Terrorism Law or Sanctions or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law or Sanctions.

(z) [Reserved].

(aa) Disclosure. Holdings and/or its Subsidiaries have disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which to their knowledge any Loan Party and any Subsidiary thereof are subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No financial statement, material report, material certificate or other material information furnished (whether in writing or orally) by or on behalf of any Loan Party or any Subsidiary thereof to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, pro forma financial information, estimated financial information and other projected or estimated information, such information was prepared in good faith based upon assumptions believed at the time of delivery to be reasonable in light of then existing conditions, it being recognized that actual results for periods covered by projections or estimates may differ from such projections or estimates and such differences may be material.

(bb) Collateral Documents.

(i) Valid Liens. Each Collateral Document delivered on the Closing Date and pursuant to Sections 6.11 and 6.13 will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, legal, valid and enforceable Liens on, and security interests in, the Collateral described therein to the extent intended to be created thereby and (i) when financing statements and other filings in appropriate form are filed in the offices specified on Schedule 4 to the Perfection Certificate, as amended from time to time, and (ii) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the Security Agreement), the Liens created by the Collateral Documents shall constitute fully perfected Liens on, and security interests in (to the extent intended to be created thereby), all right, title and interest of the grantors in such Collateral to the extent perfection can be obtained by filing financing statements, in each case subject to no Liens other than Liens permitted hereunder.

(ii) PTO Filing; Copyright Office Filing. When the Security Agreement or a short form thereof is properly filed in the United States Patent and Trademark Office and the United States Copyright Office, to the extent such filings may perfect such interests, the Liens created by such Security Agreement shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the grantors thereunder in Patents and Trademarks (each as defined in the Security Agreement) registered or applied for with the United States Patent and Trademark Office or Copyrights (as defined in such Security Agreement) registered or applied for with the United States Copyright Office, as the case may be, in each case free and clear of Liens other than Liens permitted under Section 7.01 hereof (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to establish a Lien on registered Patents, Trademarks and Copyrights registered or applied for by the grantors thereof after the Closing Date).

(iii) Mortgages. Upon recording thereof in the appropriate recording office, each Mortgage is effective to create, in favor of the Collateral Agent, for its benefit and the benefit of the Secured Parties, legal, valid and enforceable perfected first-priority Liens on, and security interest in, all of the Loan Parties’ right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, subject only to Liens permitted hereunder, and when the Mortgages are filed in the offices specified on Schedule 4 to the Perfection Certificate dated the Amendment No. 5 Effective Date (or, in the case of any Mortgage executed and delivered after the date thereof in accordance with the provisions of Sections 6.11 and 6.13, when such Mortgage is filed in the offices specified in the local counsel opinion delivered with respect thereto in accordance with the provisions of Sections 6.11 and 6.13), the Mortgages shall constitute fully perfected first-priority Liens on, and security interests in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person, other than Liens permitted by hereunder.

(iv) Notwithstanding anything herein (including this Section 5.01) or in any other Loan Document to the contrary, neither the Borrower nor any other Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign Law, (B) the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the Collateral Documents or (C) on the Closing Date and until required pursuant to Section 6.13, the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent not required on the Closing Date.

(cc) Use of Proceeds. The proceeds of the Term B-2 Loans will be used on the Amendment No. 5 Effective Date to effect the Amendment No. 5 Transactions, including without limitation, the prepayment in full of all amounts outstanding under the Term B-1 Loans, and to pay costs and expenses relating to the Amendment No. 5 Transactions. The proceeds of the Revolving Credit Loans and Swing Line Loans, shall be used to pay for working capital, general corporate purposes, and any other purpose not prohibited by this Agreement including Permitted Acquisitions, other Investments and the costs and expenses relating to the Amendment No. 5 Transactions. The Letters of Credit shall be used solely to support obligations of the Borrower and its Subsidiaries incurred for working capital, general corporate purposes and any other purpose not prohibited by this Agreement.

(dd) EEA Financial Institutions. Neither the Borrower nor any Guarantor is an EEA Financial Institution.

Section 5.02 Survival of Representations and Warranties, Etc.

All representations and warranties set forth in this Article V and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Amendment No. 5 Effective Date (except those that are expressly made as of a specific date), shall survive the Amendment No. 5 Effective Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

ARTICLE VI.

Affirmative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than Cash Management Obligations, obligations under Secured Hedge Agreements or in respect of contingent indemnification and expense reimbursement obligations for which no claim has been made) hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or a backstop letter of credit reasonably satisfactory to the applicable L/C Issuer is in place), then from and after the Closing Date, Holdings and the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to:

Section 6.01 Financial Statements.

(a) Deliver to the Administrative Agent for prompt further distribution to each Lender, as soon as available, but in any event within ninety (90) days after the end of each fiscal year, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to (x) any “going concern” or like qualification or exception (except for (i) in the case of the fiscal year ended December 31, 2015, such qualifications or exceptions that relate solely to the maturity of the Term B-1 Loans and/or Class A Revolving Credit Commitments, as applicable, and (ii) in the case of the fiscal year ending December 31, 2016, such qualifications or exceptions that relate solely to the maturity of any outstanding Senior Notes and/or the Class B Revolving Credit Facility, as applicable) or (y) any qualification or exception as to the scope of such audit;

(b) Deliver to the Administrative Agent for prompt further distribution to each Lender, as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Holdings, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for such fiscal quarter and the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Holdings as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of Holdings and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(c) Deliver to the Administrative Agent for prompt further distribution to each Lender, as soon as available, and in any event no later than seventy-five (75) days after the end of each fiscal year of Holdings, a detailed consolidated budget for the following fiscal year on a quarterly basis (including a projected consolidated balance sheet of Holdings and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material; and

(d) Deliver to the Administrative Agent with each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) (which may be in footnote form only) from such consolidated financial statements.

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of Holdings and the Restricted Subsidiaries by furnishing (A) the applicable financial statements of Holdings (or any direct or indirect parent of Holdings) or (B) Holdings’ (or any direct or indirect parent thereof), as applicable, Form l0-K or 10-Q, as applicable, containing the information required to be contained therein if Holdings (or any direct or indirect parent thereof), as applicable, were required to file such forms with the SEC; provided that, with respect to clauses (A) and (B), (i) to the extent such information relates to a parent of Holdings, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to Holdings (or such parent), on the one hand, and the information relating to Holdings and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to (x) any “going concern” or like qualification or exception (except for (i) in the case of the fiscal year ended December 31, 2015, such qualifications or exceptions that relate solely to the maturity of the Term B-1 Loans and/or Class A Revolving Credit Commitments, as applicable, and (ii) in the case of the fiscal year ending December 31, 2016, such qualifications or exceptions that relate solely to the maturity of any outstanding Senior Notes and/or the Class B Revolving Credit Facility, as applicable) or (y) any qualification or exception as to the scope of such audit.

Documents required to be delivered pursuant to Section 6.01 and Sections 6.02(c) and (d) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower (or Holdings or any other direct or indirect parent of the Borrower) posts such documents, or provides a link thereto on the website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. In the event any financial statements delivered under Section 6.01(a) or (b) above shall be restated, Holdings and the Borrower shall deliver, promptly after such restated financial statements become available, revised Compliance Certificates with respect to the periods covered thereby that give effect to such restatement, signed by a Responsible Officer of each of Holdings and the Borrower.

The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC,” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws; provided that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and each Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall not be under any obligation to mark any Borrower Materials “PUBLIC.”

Section 6.02 Certificates; Other Information.

Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) no later than five (5) days after the delivery of the financial statements referred to in Section 6.01(a) and (b), commencing with the first full fiscal quarter completed after the Closing Date, a duly completed Compliance Certificate signed by a Responsible Officer of Holdings;

(b) no later than five (5) days after the delivery of the financial statements referred to in Section 6.01(a), but only if available after the use of commercially reasonable efforts, a certificate (or other appropriate reporting means in accordance with applicable auditing standards) of its independent registered public accounting firm stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default or, if any Event of Default shall exist, stating the nature and status of such event;

(c) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which Holdings or any Restricted Subsidiary files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(d) promptly after the furnishing thereof, copies of any material requests or material notices received by any Loan Party (other than in the ordinary course of business) or material statements or material reports furnished to any holder of debt securities (other than in connection with any board observer rights) of any Loan Party or of any of its Restricted Subsidiaries pursuant to the terms of any Senior Notes Documentation, or Junior Financing Documentation in each case in a principal amount in excess of the Threshold Amount and not otherwise required to be furnished to the Lenders pursuant to any clause of this Section 6.02;

(e) together with the delivery of each annual Compliance Certificate pursuant to Section 6.02(a), (i) a report setting forth the information required by sections describing the legal name and the jurisdiction of formation of each Loan Party and the location of the Chief Executive Office of each Loan Party of the Perfection Certificate or confirming that there has been no change in such information since the Closing Date or the date of the last such report and (ii) a list of each Subsidiary of the Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate (to the extent that there have been any changes in the identity of such Subsidiaries since the Closing Date or the most recent list provided); and

(f) promptly, such additional customary information regarding the business, legal, financial or corporate affairs of the Loan Parties or any of their respective Restricted Subsidiaries, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.

Section 6.03 Notices.

Promptly after a Responsible Officer of Holdings or any Subsidiary Guarantor has obtained knowledge thereof, notify the Administrative Agent:

(a) of the occurrence of any Default;

(b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(c) of the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit, litigation or proceeding, whether at law or in equity including with respect to any Environmental Law which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(d) the occurrence of any ERISA Event that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

(e) the occurrence of the Amendment No. 5 Effective Date.

Each notice pursuant to this Section shall be accompanied by a written statement of a Responsible Officer of Holdings (x) that such notice is being delivered pursuant to Section 6.03(a), (b), (c) or (d) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action Holdings has taken and proposes to take with respect thereto.

Section 6.04 Payment of Obligations.

Pay, discharge or otherwise satisfy as the same shall become due and payable in the normal conduct of its business, all its Taxes (whether or not shown on a Tax return), except, in each case, to the extent any such Tax is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP or the failure to pay or discharge the same would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 6.05 Preservation of Existence, Etc.

(a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization and (b) take all reasonable action to maintain all rights, privileges (including its good standing where applicable in the relevant jurisdiction), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except, in the case of (a) or (b), (i) (other than with respect to the Borrower) to the extent that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) pursuant to a transaction permitted by Section 7.04 or 7.05.

Section 6.06 Maintenance of Properties.

Except if the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions thereof or thereto in accordance with prudent industry practice and in the normal conduct of its business.

Section 6.07 Maintenance of Insurance.

(a) Generally. Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as Holdings and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons.

(b) Requirements of Insurance. Not later than ninety (90) days after the Closing Date (or the date any such insurance is obtained, in the case of insurance obtained after the Closing Date), the Borrower shall use commercially reasonable efforts to ensure that (i) all such insurance with respect to any Collateral shall provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 10 days (or, to the extent reasonably available, 30 days) after receipt by the Collateral Agent of written notice thereof (and within ninety (90) days after such written notice the Borrower shall deliver an updated insurance certificate with respect thereto) and (ii) all such insurance with respect to any Collateral shall name the Collateral Agent as mortgagee (in the case of property insurance) or additional insured on behalf of the Secured Parties (in the case of liability insurance) and loss payee (in the case of property insurance), as applicable.

(c) Flood Insurance. With respect to each Mortgaged Property, obtain flood insurance in such total amount as the Administrative Agent or the Required Lenders may from time to time reasonably require, if at any time the area in which any material improvements are located on any Mortgaged Property is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time.

Section 6.08 Compliance with Laws.

(a) Comply in all material respects with the requirements of all Laws (including, without limitation, ERISA and Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its business or property, except if the failure to comply therewith could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Any Loan Party or any Subsidiary thereof shall not be debarred or suspended from any contracting with a United States governmental agency from which 20% of the revenue of Holdings and its Subsidiaries for the four-quarter period most recently ended was generated.

Section 6.09 Books and Records.

Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied and which reflect all material financial transactions and matters involving the assets and business of Holdings or a Restricted Subsidiary, as the case may be (it being understood and agreed that Foreign Subsidiaries may maintain individual books and records in conformity with generally accepted accounting principles that are applicable in their respective countries of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder).

Section 6.10 Inspection Rights.

Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (other than records of the Board of Directors of such Loan Party or such Subsidiary), and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year and only one (1) such time shall be at the Borrower’s expense; provided further that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrower nor any Restricted Subsidiary shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes trade secrets or proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or (iii) is subject to attorney client or similar privilege or constitutes attorney work-product.

Section 6.11 Additional Collateral; Additional Guarantors.

At the Borrower’s expense, take all action necessary or reasonably requested by the Administrative Agent or the Collateral Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including:

(a) Upon (x) the formation or acquisition of any new direct or indirect Subsidiary (in each case, other than an Excluded Subsidiary) by Holdings, (y) any Excluded Subsidiary ceasing to constitute an Excluded Subsidiary or (z) or the designation in accordance with Section 6.14 of any existing direct or indirect Subsidiary (other than an Excluded Subsidiary) as a Restricted Subsidiary:

(i) within 45 days after such formation, acquisition, cessation or designation, or such longer period as the Administrative Agent may agree in writing in its reasonable discretion:

(A) cause each such Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent or the Collateral Agent (as appropriate) joinders to this Agreement as Guarantors, Security Agreement Supplements, Intellectual Property Security Agreements, a counterpart of the Intercompany Note and other security agreements and documents (including, with respect to such Mortgages, the documents listed in Section 6.13(b)), as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent, subject to local law requirements, with the Mortgages, Security Agreement, Intellectual Property Security Agreements and other security agreements in effect on the Closing Date), in each case granting first-priority Liens required by the Collateral and Guarantee Requirement;

(B) cause each such Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement (and the parent of each such Subsidiary that is a Guarantor) to deliver any and all certificates representing Equity Interests (to the extent certificated) and intercompany notes (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank;

(C) take and cause such Restricted Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement and each direct or indirect parent of such Restricted Subsidiary to take whatever action (including the recording of Mortgages, the filing of UCC financing statements and delivery of stock and membership interest certificates) as may be necessary in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and perfected Liens to the extent required by the Collateral and Guarantee Requirement or the Collateral Documents, and to otherwise comply with the requirements of the Collateral and Guarantee Requirement or the Collateral Documents;

(ii) as promptly as practicable after the request therefor by the Administrative Agent or Collateral Agent, deliver to the Collateral Agent with respect to each Material Real Property, any existing title reports, abstracts or environmental assessment reports, to the extent available and in the possession or control of the Borrower; provided, however, that there shall be no obligation to deliver to the Administrative Agent any existing environmental assessment report whose disclosure to the Administrative Agent would require the consent of a Person other than Holdings or one of its Subsidiaries, where, despite the commercially reasonable efforts of the Borrower to obtain such consent, such consent cannot be obtained; and

(iii) if reasonably requested by the Administrative Agent or the Collateral Agent, within sixty (60) days after such request (or such longer period as the

Administrative Agent may agree in writing in its reasonable discretion), deliver to the Collateral Agent any other items necessary from time to time to satisfy the Collateral and Guarantee Requirement with respect to perfection and existence of security interests with respect to property of any Guarantor acquired after the Closing Date and subject to the Collateral and Guarantee Requirement or the Collateral Documents, but not specifically covered by the preceding clauses (i), (ii) or (iii) or clause (b) below.

(b) Not later than sixty (60) days after the acquisition by any Loan Party of Material Real Property as determined by the Borrower (acting reasonably and in good faith) (or such longer period as the Administrative Agent may agree in writing in its reasonable discretion) that is required to be provided as Collateral pursuant to the Collateral and Guarantee Requirement, which property would not be automatically subject to another Lien pursuant to pre-existing Collateral Documents, cause such property to be subject to a first-priority Lien and Mortgage in favor of the Collateral Agent for the benefit of the Secured Parties and take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, in each case to the extent required by, and subject to the limitations and exceptions of, the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the Collateral and Guarantee Requirement.

(c) Always ensuring that the Obligations are secured by a first-priority security interest in all the Equity Interests of the Borrower, subject to any Liens permitted under Section 7.01.

Section 6.12 Compliance with Environmental Laws.

Except, in each case, to the extent that the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, comply, and take all commercially reasonable actions to cause all lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and ownership, use or occupation of its properties; and, in each case to the extent the Loan Parties are required by Environmental Laws, conduct any investigation, remedial or other corrective action necessary to address Hazardous Materials at any property or facility in accordance with applicable Environmental Laws.

Section 6.13 Further Assurances and Post-Closing Conditions.

(a) Within ninety (90) days after the Closing Date (subject to extension by the Administrative Agent in its reasonable discretion), deliver each Collateral Document required to satisfy the Collateral and Guarantee Requirement or required pursuant to the terms of any Collateral Document, duly executed by each Loan Party required to be party thereto, together with all documents and instruments required to perfect the security interest or Lien of the Collateral Agent in the Collateral (if any) free of any other pledges, security interests or mortgages, except Liens permitted under the Collateral and Guarantee Requirement, to the extent required pursuant to the Collateral and Guarantee Requirement or the Collateral Documents.

(b) Promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents, to the extent required pursuant to the Collateral and Guarantee Requirement or the Collateral Documents. If the Administrative Agent or the Collateral Agent reasonably determines that it is required by applicable Law to have appraisals prepared in respect of the Real Property of any Loan Party subject to a mortgage constituting Collateral, the Borrower shall provide to the Administrative Agent appraisals that satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of FIRREA.

Section 6.14 Designation of Subsidiaries.

The Borrower may at any time after the Closing Date designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default shall have occurred and be continuing, (ii) immediately after giving effect to such designation, the Borrower shall be in compliance with the covenants set forth in Section 7.10(a) and (b), determined on a Pro Forma Basis as of the last day of the most recently ended Test Period (or, if no Test Period cited in Section 7.10(a) or (b), as applicable, has passed, the covenants in Section 7.10(a) and (b) for the first Test Period cited in such Section shall be satisfied as of the last four quarters ended), in each case, as if such designation had occurred on the last day of such fiscal quarter of the Borrower and, as a condition precedent to the effectiveness of any such designation, the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance, (iii) no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of the Senior Notes, or any Junior Financing, as applicable, and (iv) if a Restricted Subsidiary is being designated as an Unrestricted Subsidiary hereunder, the sum of (A) the fair market value of assets of such Restricted Subsidiary as of such date of designation (the “Designation Date”), plus (B) the aggregate fair market value of assets of all Unrestricted Subsidiaries (in each case measured as of the date of each such Unrestricted Subsidiary’s designation as an Unrestricted Subsidiary) shall not exceed $250,000,000 as of such Designation Date pro forma for such designation. The designation of any Restricted Subsidiary as an Unrestricted Subsidiary after the Closing Date shall constitute an Investment by the applicable Loan Party therein at the date of designation in an amount equal to the fair market value of the applicable Loan Party’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Borrower in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value at the date of such designation of the Borrower’s Investment in such Subsidiary. Notwithstanding the foregoing, neither the Borrower nor any direct or indirect parent of the Borrower shall be permitted to be an Unrestricted Subsidiary.

Section 6.15 Maintenance of Ratings.

The Borrower will use commercially reasonable efforts to cause the public credit ratings for the Term B-2 Loans issued by each of S&P and Moody’s to each be maintained (but not to obtain or maintain a specific rating).

Section 6.16 Program Specific Accounts.

The Borrower shall not permit, as of the first day of each month, the amount of cash and Cash Equivalents deposited in Program Specific Accounts to exceed the amounts necessary for anticipated operating expenses (including payroll) and to comply with applicable statutory or regulatory obligations in connection with the programs directly related to such Program Specific Accounts for the following three-month period as determined by the Borrower in good faith.

ARTICLE VII.

Negative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than Cash Management Obligations, obligations under Secured Hedge Agreements or in respect of contingent indemnification and expense reimbursement obligations for which no claims has been made) which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or a backstop letter of credit reasonably satisfactory to the applicable L/C Issuer is in place), then from and after the Amendment No. 5 Effective Date:

Section 7.01 Liens.

None of Holdings, Borrower or the Restricted Subsidiaries shall, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) Liens pursuant to any Loan Document;

(b) Liens existing on the Amendment No. 5 Effective Date; provided that any Lien securing Indebtedness in excess of $1,000,000 individually or $5,000,000 in the aggregate shall only be permitted to the extent such Lien is listed on Schedule 7.01(b), and any modifications, replacements, renewals, refinancings or extensions thereof; provided that (i) the Lien does not extend to any additional property beyond such property subject to a Lien on the Amendment No. 5 Effective Date, other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03, and (B) proceeds and products thereof, and (ii) the replacement, renewal, extension or refinancing of the obligations secured or benefited by such Liens, to the extent constituting Indebtedness, is permitted by Section 7.03;

(c) Liens for Taxes, assessments or other governmental charges (i) that are not yet due and payable or (ii) that are being contested in good faith and by appropriate proceedings that have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien for which adequate reserves are being maintained to the extent required by GAAP;

(d) Lien imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against Holdings, the Borrower or any of its Restricted Subsidiaries with respect to Holdings, the Borrower or any of its Restricted Subsidiaries shall then be proceeding with an appeal or other proceedings for review (or which, if due and payable, are being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained, to the extent required by GAAP and such proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien);

(e) pledges or deposits in the ordinary course of business under workmen’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which Holdings, the Borrower or any of its Restricted Subsidiaries is a party, or deposits to secure public or statutory obligations of Holdings, the Borrower or any of its Restricted Subsidiaries or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which Holdings, the Borrower or any of its Restricted Subsidiaries is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case incurred in the ordinary course of business;

(f) Liens in favor of issuers of performance and surety bonds or bid bonds or with respect to other regulatory requirements or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business;

(g) minor survey exceptions, minor encumbrances, easements, reservations of, or rights of others for, licenses, rights-of-way, encroachments, protrusions, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning and other restrictions as to the use of real properties or Liens incidental to the conduct other business of Holdings, the Borrower or its Restricted Subsidiaries or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not in the aggregate materially affect the value of said properties or materially impair their use in the operation of the business of Holdings, the Borrower or its Restricted Subsidiaries, as applicable;

(h) judgment and attachment Liens not giving rise to an Event of Default and notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings for which adequate reserves have been made;

(i) leases or subleases of real property which do not materially interfere with the ordinary conduct of the business of Holdings and its Restricted Subsidiaries;

(j) Liens (i) in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business or (ii) on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business;

(k) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of Law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of setoff) and that are within the general parameters customary in the banking industry or arising pursuant to such banking institutions general terms and conditions;

(l) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02(i) or (n) or, to the extent related to any of the foregoing, Section 7.02(r) to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

(m) Liens (i) in favor of Holdings or a Restricted Subsidiary on assets of a Restricted Subsidiary that is not a Loan Party or (ii) in favor of Holdings or any other Loan Party;

(n) any interest or title of a lessor, sublessor, licensor or sublicensor under leases, subleases, licenses or sublicenses (including software and other technology licenses) entered into by Holdings or any of its Restricted Subsidiaries in the ordinary course of business;

(o) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business;

(p) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02;

(q) [reserved];

(r) Liens that are contractual rights of setoff or rights of pledge (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(s) [reserved];

(t) Liens to secure Indebtedness permitted under Section 7.03(e); provided that (i) such Liens are created prior to or within 270 days of the acquisition, construction, repair, lease or improvement of the property subject to such Liens, (ii) such Liens do not at any time encumber property (except for replacements, additions and accessions to such property) other than the property financed by such Indebtedness and the proceeds and products thereof and customary security deposits and (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for replacements, additions and accessions to such assets) other than the assets subject to such Capitalized Leases and the proceeds and products thereof and customary security deposits;

(u) Liens incurred by a Restricted Subsidiary that is not a Loan Party securing Indebtedness of a Restricted Subsidiary that is not a Loan Party permitted under Section 7.03;

(v) Liens on assets, property or shares of stock at the time of its acquisition or of a Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Amendment No. 5 Effective Date (including Capitalized Leases); provided that (i) such Liens are not created or incurred in connection with, or in contemplation of, such acquisition or such other Person becoming a Restricted Subsidiary, (ii) such Liens do not extend to any other property owned by Holdings, the Borrower or the Restricted Subsidiaries, (iii) to the extent securing Indebtedness, the Indebtedness secured thereby is permitted under Section 7.03(g), and (iv) to the extent such Liens secure Indebtedness and are on assets of a Loan Party, such Liens shall be subordinated to the Liens securing the Obligations on terms reasonably satisfactory to the Administrative Agent;

(w) (i) zoning, building, entitlement and other land use regulations by Governmental Authorities with which the normal operation of the business complies, and (ii) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of Holdings and its Restricted Subsidiaries, taken as a whole;

(x) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by Holdings and its Restricted Subsidiaries in the ordinary course of business;

(y) deposits made in the ordinary course of business to secured liability to insurance carriers;

(z) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (b), (t), (u), (v), (m)(i) and (ii) of this Section 7.01; provided, however, that (x) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property), and (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (b), (t), (u), (v), (m)(i) and (ii) of this Section 7.01 at the time the original Lien became a Lien permitted under Section 7.01, and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement;

(aa) other Liens securing obligations not to exceed $15,000,000 at any one time outstanding; provided that such Liens (i) may not be senior in priority to the Liens securing the Obligations and (ii) that are pari passu with the Liens securing the Obligations may not exceed $5,000,000 at any one time outstanding;

(bb) Liens securing Permitted Notes issued pursuant to Section 7.03(s) so long as such Liens are subject the Junior Lien Intercreditor Agreement;

(cc) [reserved];

(dd) [reserved];

(ee) [reserved];

(ff) [reserved];

(gg) [reserved];

(hh) Liens on assets of Foreign Subsidiaries to secure Indebtedness permitted under Sections 7.03(v) and (w);

(ii) Liens securing Secured Hedge Agreements so long as the related Indebtedness is, and is permitted to be under Section 7.03, secured by a Lien on the same property securing such Secured Hedge Agreement; provided that, the aggregate amount of obligations under Secured Hedge Agreements secured by Liens permitted under this clause (ii) shall not exceed $20,000,000 of any one time outstanding; and

(jj) Liens securing Indebtedness incurred pursuant to Sections 7.03(y) and (z); provided that, such Liens shall be subordinated to the Liens securing the Obligations pursuant to the Junior Lien Intercreditor Agreement.

Section 7.02 Investments.

None of Holdings, the Borrower or the Restricted Subsidiaries shall directly or indirectly, make or hold any Investments, except:

(a) (i) Investment in Cash Equivalents or (ii) Investment Grade Securities in an amount not to exceed $10,000,000 at any one time outstanding; provided that any such Investment Grade Securities, in the case of this clause (ii), may not be held by the Borrower or any Restricted Subsidiary for a period of longer than six months;

(b) loans or advances to officers, directors and employees of any Loan Party (or any direct or indirect parent thereof) or any of its Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of Holdings or any direct or indirect parent thereof (provided that the amount of such loans and advances shall be contributed to the Borrower in cash as common equity) and (iii) for any other purposes not described in the foregoing clauses (i) and (ii); provided that the aggregate principal amount outstanding at any time under clause (iii) above shall not exceed $5,000,000;

(c) Investments (i) by Holdings or any Restricted Subsidiary in any Loan Party and (ii) by any Restricted Subsidiary that is not a Loan Party in any other Restricted Subsidiary that is not a Loan Party;

(d) Investments (i) consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and (ii) received or acquired (A) in exchange for any other Investment or accounts receivable in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (B) as a result of a foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(e) Investments consisting of (x) transactions permitted under Sections 7.01, 7.03 (other than 7.03(b) and (d)), 7.04 (other than 7.04(d) and (e)) and 7.05 (other than 7.05(e)), (y) Restricted Payments permitted by Section 7.06 and (z) repayments or other acquisitions of Indebtedness of the Company or a Subsidiary Guarantor not prohibited by Section 7.12;

(f) Investments (i) existing or contemplated on the Amendment No. 5 Effective Date and set forth on Schedule 7.02(f) and any modification, replacement, renewal, reinvestment or extension thereof and (ii) existing on the Amendment No. 5 Effective Date by Holdings or any Restricted Subsidiary in Holdings or any other Restricted Subsidiary and any modification, renewal or extension thereof; provided that the amount of any original Investment under this clause (f) is not increased except by the terms of such Investment as of the Amendment No. 5 Effective Date or as otherwise permitted by Section 7.02;

(g) Investments in Swap Contracts permitted under Section 7.03;

(h) Investments resulting from the receipt of non-cash consideration received in connection with Dispositions permitted by Section 7.05;

(i) any acquisition of all or substantially all the assets of, or all or substantially all the Equity Interests (other than directors’ qualifying shares or any options for Equity Interests that cannot, as a matter of law, be cancelled, redeemed or otherwise extinguished without the express agreement of the holder thereof at or prior to acquisition) in, a Person or division or line of business of a Person (or any subsequent investment made in a Person, division or line of business previously acquired in a Permitted Acquisition), in a single transaction or series of related transactions, if immediately after giving effect thereto: (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom (other than in respect of any Permitted Acquisition made pursuant to a legally binding commitment entered into at a time when no Default exists or would result therefrom); (ii) the Borrower and the Restricted Subsidiaries shall be in Pro Forma Compliance with the covenants in Section 7.10(a) and (b) after giving effect to such acquisition or investment and any related transactions; (iii) any acquired or newly formed Restricted Subsidiary shall not be liable for any Indebtedness except for Indebtedness otherwise permitted by Section 7.03; (iv) to the extent required by the Collateral and Guarantee Requirement, (A) the property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and (B) any such newly created or acquired Subsidiary (other than an Excluded Subsidiary or an Unrestricted Subsidiary) (it being understood that the acquisition of an Unrestricted Subsidiary as part of a Permitted Acquisition shall be deemed to be an Investment made in reliance on a provision of this Section 7.02 other than this clause (i)) shall become Guarantors, in each case, in accordance with Section 6.11, and (v) the aggregate amount of such Investments by Loan Parties in assets that are not (or do not become) owned by a Loan Party or in Equity Interests in Persons that do not become Loan Parties upon consummation of such acquisition shall not exceed $50,000,000 (any such acquisition, a “Permitted Acquisition”);

(j) Investments in Unrestricted Subsidiaries having an aggregate fair market value, taken together with all other Investments made pursuant to this Section 7.02(j) that are at that time outstanding, not to exceed the greater of (x) 25,000,000 and (y) 1.25% of Total Assets, at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent change in value), at any one time outstanding;

(k) Investments in the ordinary course of business consisting of UCC Article 3 endorsements for collection or deposit and UCC Article 4 customary trade arrangements with customers consistent with past practices;

(l) [reserved];

(m) loans and advances to Holdings and any other direct or indirect parent of the Borrower, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof) Restricted Payments permitted to be made to such parent in accordance with Section 7.06(f) or (h);

(n) other Investments (including in connection with Permitted Acquisitions as contemplated pursuant to Sections 7.02(i)(iv) and (i)(v)) in an aggregate amount outstanding pursuant to this clause (n) (valued at the time of the making thereof, and without giving effect to any write downs or write offs thereof) at any time not to exceed $25,000,000 (net of any return in respect thereof, including dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts);

(o) advances of payroll payments to employees in the ordinary course of business and Investments made pursuant to employment and severance arrangements of officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business;

(p) (i) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of intellectual property, in each case in the ordinary course of business and (ii) Investments the payment for which consists of Equity Interests of the Borrower (other than Disqualified Equity Interests) or any direct or indirect parent of the Borrower;

(q) Investments of a Restricted Subsidiary acquired after the Amendment No. 5 Effective Date or of an entity merged into or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Amendment No. 5 Effective Date to the extent that such Investments were not made in contemplation of such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(r) Investments made by any Restricted Subsidiary that is not a Loan Party to the extent such Investments are financed with the proceeds received by such Restricted Subsidiary from an Investment in such Restricted Subsidiary contemplated pursuant to Section 7.02(n) or permitted under Section 7.02(i)(v);

(s) Guarantees by Holdings or any of its Restricted Subsidiaries of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(t) Investments by Holdings or any other Loan Party made after the Amendment No. 5 Effective Date in any Subsidiary that is not a Loan Party in an aggregate outstanding amount not to exceed at any time (i) the greater of $50,000,000 and 2.5% of Total Assets less (ii) the outstanding amount of Investments made pursuant to Section 7.02(i)(v);

(u) Investments in the form of loans from the Borrower or any Restricted Subsidiary to GLS under the GLS Loan Documents (whether or not GLS is a Subsidiary of Holdings at that time); provided that upon the designation of GLS as an Unrestricted Subsidiary or the release of GLS from its guarantee hereunder pursuant to Section 11.09 any such Investments outstanding upon such designation or release shall be deemed to be an incurrence of such Investment no longer be permitted under this Section 7.02(u); provided that, no such loans will be evidenced by a promissory note unless such note shall be pledged by the Borrower as Collateral to secure the Obligations;

(v) Investments in joint ventures (other than Investments in an Unrestricted Subsidiary made after its designation pursuant to Section 6.14) made after the Amendment No. 5 Effective Date in an aggregate outstanding amount not to exceed $25,000,000;

(w) [reserved]; and

(x) any Investment (i) deemed to exist as a result of a Subsidiary of Holdings that is not a Loan Party distributing a note or other intercompany debt to a parent of such Subsidiary that is a Loan Party (to the extent there is no cash consideration or services rendered for such note) and (ii) consisting of intercompany current liabilities in connection with the cash management, tax and accounting operations of Holdings and its Subsidiaries.

Section 7.03 Indebtedness.

None of Holdings, the Borrower or any of the Restricted Subsidiaries shall directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness under the Loan Documents;

(b) Indebtedness (i) outstanding on the Amendment No. 5 Effective Date (provided that with respect to any Indebtedness in excess of $1,000,000 individually and $5,000,000 in the aggregate, such Indebtedness will only be permitted under this Section 7.03(b) if listed on Schedule 7.03(b)) and any refinancing thereof and (ii) Indebtedness of Holdings to any Subsidiary of Holdings and of any Subsidiary of Holdings to Holdings or any other Subsidiary of Holdings; provided that, other than in the case of intercompany current liabilities incurred in the ordinary course of business in connection with cash management, tax and accounting operations of Holdings and its Subsidiaries, (x) Indebtedness of any Subsidiary of

Holdings that is not a Loan Party owing to a Loan Party shall be (A) subject to Section 7.02 and (B) evidenced by an Intercompany Note and (y) any Indebtedness of any Loan Party to a Subsidiary of Holdings that is not a Loan Party shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent;

(c) Guarantees by Holdings and any Restricted Subsidiary in respect of Indebtedness of Holdings or any Restricted Subsidiary of Holdings otherwise permitted hereunder; provided that (A) no Guarantee of the Senior Notes or any Junior Financing shall be permitted unless such guaranteeing party shall have also provided a Guarantee of the Obligations on the terms set forth herein and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;

(d) Indebtedness of Holdings or any Restricted Subsidiary owing to any Loan Party or any other Restricted Subsidiary (or issued or transferred to any direct or indirect parent of a Loan Party which is substantially contemporaneously transferred to a Loan Party or any Restricted Subsidiary of a Loan Party) to the extent constituting an Investment permitted by Section 7.02; provided that no such Indebtedness of any Restricted Subsidiary of Holdings that is not a Loan Party shall be evidenced by a promissory note unless such note is pledged as Collateral to secure the Obligations and any Indebtedness of any Loan Party to a Restricted Subsidiary that is not a Loan Party shall be subordinated to the Obligations reasonably satisfactory to the Administrative Agent and shall be either unsecured or, if secured, secured by a Lien that is junior priority to the Liens securing the Obligations;

(e) (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) to finance the purchase, lease, construction or improvement of property (real or personal) or equipment (whether through the direct purchase of the assets or the Capital Stock of any Person owning such assets) by Holdings or any Restricted Subsidiary prior to or within 270 days after the acquisition, construction, repair, replacement, lease or improvement of the applicable asset in an aggregate amount not to exceed the greater of $15,000,000 and 0.75% of Total Assets (together with any Permitted Refinancings thereof) at any time outstanding, (ii) Attributable Indebtedness arising out of sale-leaseback transactions permitted by Section 7.05(m) and (iii) any Permitted Refinancing of any of the foregoing;

(f) Indebtedness in respect of Swap Contracts that are incurred in the ordinary course of business (and not for speculative purposes): (A) for the purpose of fixing or hedging interest rate risk with respect to any Indebtedness that is permitted to be incurred under Section 7.03; (B) for the purpose of fixing or hedging currency exchange rate risk with respect to any currency exchanges; or (C) for the purpose of fixing or hedging commodity price risk with respect to any commodity purchases; provided that, the aggregate amount of obligations under Swap Contracts permitted by this clause (f) shall not exceed $20,000,000 at any one time outstanding;

(g) Indebtedness not to exceed $30,000,000 at any one time outstanding, (i) of the Borrower or any of its Restricted Subsidiaries incurred to finance an acquisition and (ii) of Persons that are acquired by the Borrower or any of its Restricted Subsidiaries or merged into the Borrower or a Restricted Subsidiary in accordance with terms of this Agreement; provided, however, that after giving effect to such acquisition and the incurrence of such Indebtedness, either: (1) the Fixed Charge Coverage Ratio shall not be less than 2.00 to 1.00 determined on a Pro Forma Basis as of the last day of the most recently ended Test Period or (2) the Fixed Charge Coverage Ratio calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period would be greater than immediately prior to such acquisition; provided further, however, that (A) any such Indebtedness described above has a final stated maturity at least six months after the Maturity Date for the Term B-2 Loans and (B) any such Indebtedness of any Loan Party shall either be unsecured or, if secured by a Lien on the Collateral, secured on a junior basis to the Lien securing the Obligations;

(h) Indebtedness representing deferred compensation to employees of Holdings or any of its Restricted Subsidiaries incurred in the ordinary course of business; provided that any such Indebtedness is either unsecured or, to the extent permitted under Section 7.01, secured by Liens that are junior in priority to the Obligations;

(i) Indebtedness to current or former officers, managers, consultants, directors and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of Holdings or any direct or indirect parent of the Borrower permitted by Section 7.06;

(j) Indebtedness incurred by Holdings or any of its Restricted Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred in connection with a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition;

(k) Indebtedness consisting of obligations of the Borrower or any of its Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with Permitted Acquisitions or any other Investment expressly permitted hereunder; provided that any such Indebtedness is either unsecured or, to the extent permitted under Section 7.01, secured by Liens that are junior in priority to the Obligations;

(l) (A) Cash Management Obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements or (B) Indebtedness arising from the honoring of a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within five Business Days of its incurrence;

(m) Indebtedness of Holdings or any of its Restricted Subsidiaries, in an aggregate principal amount that at the time of, and after giving effect to, the incurrence thereof, would not exceed $15,000,000 at any one time outstanding; provided that, such Indebtedness may not be senior in right of payment or Lien priority to the Obligations and any unsecured debt that is pari passu with the Obligations in right of payment or any secured Indebtedness that is secured by a Lien that is pari passu with the Liens securing the Obligations incurred under this clause (m) shall not exceed $5,000,000 at any one time outstanding;

(n) Indebtedness consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; provided that, the amount of Indebtedness incurred under this Section 7.03(n) shall not exceed $25,000,000 at any one time outstanding;

(o) Indebtedness incurred by Holdings or any of its Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit and bank guarantees issued in the ordinary course of business, including without limitation letters of credit in respect of workers’ compensation claims, health, disability or other employee benefits (whether current or former) or property, casualty or liability insurance or self-insurance, or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation claims; provided, however, that upon the drawing of such letters of credit, such obligations are reimbursed within 30 days following such drawing;

(p) obligations (including reimbursement obligations with respect to letters of credit and bank guarantees) in respect of performance, bid, appeal and surety bonds and completion guarantees provided by Holdings or any of its Restricted Subsidiaries in the ordinary course of business;

(q) Indebtedness constituting the Senior Notes and any Permitted Refinancing thereof;

(r) Indebtedness supported by a Letter of Credit or bank guarantee, in a principal amount not in excess of the stated amount of such Letter of Credit or bank guarantee;

(s) (i) [reserved], (ii) Permitted Notes, the Net Proceeds of which are applied to the permanent repayment of Term Loans pursuant to Section 2.05(b)(iii), (iii) Permitted Notes that are offered on a pro rata basis to all Lenders that are “Qualified Institutional Buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended) holding Term Loans and in a principal amount not to exceed the amount of Term Loans exchanged for such Permitted Notes pursuant to procedures reasonably acceptable to the Administrative Agent (including procedures designed to comply with securities laws); provided that any Term Loans exchanged for such Permitted Notes shall be deemed to have been repaid immediately upon the effectiveness of such exchange, and (iv) in the case of Permitted Notes incurred under any of the foregoing clauses (ii) and (iii), Permitted Refinancings thereof;

(t) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (s) above and (y) through (z) below;

(u) [reserved];

(v) Indebtedness incurred by Foreign Subsidiaries to third parties other than Holdings or any of its Subsidiaries in an aggregate principal amount not to exceed $10,000,000 at any time outstanding and any Permitted Refinancing thereof;

(w) Indebtedness under the Foreign L/C Facility in an aggregate principal amount not to exceed $30,000,000 at any time outstanding; provided that such Indebtedness may be recourse to Holdings, but shall not be secured by a Lien on the assets of Holdings and any Permitted Refinancing thereof;

(x) [reserved];

(y) the Second Lien Notes and any Permitted Refinancing thereof; and

(z) the Third Lien Notes.

For purposes of determining compliance with this Section 7.03, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (a) through (z) above, the Borrower shall, in its sole discretion, classify and reclassify or later divide, classify or reclassify such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses; provided that (i) all Indebtedness outstanding under the Loan Documents will at all times be deemed to be outstanding in reliance only on the exception in clause (a) of Section 7.03, and (ii) all Indebtedness constituting the Senior Notes will be deemed to be outstanding in reliance only on the exception in clause (q) of Section 7.03.

Section 7.04 Fundamental Changes.

None of Holdings, the Borrower or any of the Restricted Subsidiaries shall merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:

(a) any Restricted Subsidiary may merge, amalgamate or consolidate with (i) the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction in the United States); provided that the Borrower shall be the continuing or surviving Person or (ii) one or more other Restricted Subsidiaries; provided that when any Person that is a Loan Party is merging with a Restricted Subsidiary, a Loan Party shall be the continuing or surviving Person;

(b) (i) any Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Subsidiary that is not a Loan Party and (ii) any Subsidiary may liquidate or dissolve or the Borrower or any Subsidiary may change its legal form if the Borrower determines in good faith that such action is in the best interest of the Borrower and its Subsidiaries and if not materially disadvantageous to the Lenders (it being understood that in the case of any change in legal form, a Subsidiary that is a Guarantor will remain a Guarantor unless such Guarantor is otherwise permitted to cease being a Guarantor hereunder);

(c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to Holdings or to another Restricted Subsidiary other than GLS; provided that if the transferor in such a transaction is a Guarantor, then (i) the transferee must be a Guarantor or the Borrower or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Restricted Subsidiary which is not a Loan Party in accordance with Sections 7.02 (other than Section 7.02(e)) and 7.03, respectively;

(d) so long as no Default exists or would result therefrom, the Borrower may merge with any other Person; provided that (i) the Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Company”), (A) the Successor Company shall be an entity organized or existing under the Laws of the United States, any state thereof, the District of Columbia or any territory thereof, (B) the Successor Company shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have confirmed that its Guarantee shall apply to the Successor Company’s obligations under the Loan Documents, (D) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement and other applicable Collateral Documents confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under the Loan Documents, (E) if requested by the Administrative Agent, each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under the Loan Documents, and (F) the Borrower shall have delivered to the Administrative Agent an certificate of a Responsible Officer and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Company will succeed to, and be substituted for, the Borrower under this Agreement;

(e) so long as no Default exists or would result therefrom (in the case of a merger involving a Loan Party), any Restricted Subsidiary may merge with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that the continuing or surviving Person shall be a Restricted Subsidiary or the Borrower, which together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 6.11 to the extent required pursuant to the Collateral and Guarantee Requirement;

(f) [reserved]; and

(g) so long as no Default exists or would result therefrom, a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05.

Section 7.05 Dispositions.

None of Holdings, the Borrower or any of the Restricted Subsidiaries shall, directly or indirectly, make any Disposition or enter into any agreement to make any Disposition, except:

(a) (i) Dispositions of obsolete, surplus or worn out property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions in the ordinary course of business of property no longer used or useful in the conduct of the business of Holdings or any of its Restricted Subsidiaries and (ii) Dispositions of property no longer used or useful in the conduct of the business of Holdings and its Restricted Subsidiaries outside the ordinary course of business;

(b) Dispositions of inventory, goods held for sale in the ordinary course of business and immaterial assets (including allowing any registrations or any applications for registration of any intellectual property to lapse or go abandoned) in the ordinary course of business;

(c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property;

(d) Dispositions of property to Holdings or any Restricted Subsidiary; provided that if the transferor of such property is a Loan Party, (i) the transferee thereof must be a Loan Party or (ii) if such transaction constitutes an Investment, such transaction is permitted under Section 7.02;

(e) to the extent constituting Dispositions, the granting of Liens permitted by Section 7.01, the making of Investments permitted by Section 7.02, mergers, consolidations, liquidations and the sale of all or substantially all assets permitted by Section 7.04 (other than Section 7.04(g)) and Restricted Payments permitted by Section 7.06;

(f) [reserved];

(g) Dispositions of Cash Equivalents;

(h) leases, subleases, licenses or sublicenses (including the provision of software or the licensing of other intellectual property rights), in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and its Restricted Subsidiaries, taken as a whole;

(i) transfers of property subject to Casualty Events;

(j) Dispositions of property not otherwise permitted under this Section 7.05 in an aggregate amount during the term of this Agreement not to exceed $100,000,000; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default exists), no Default shall exist or would result from such Disposition and (ii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of $4,000,000, the Borrower or any of its Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), (f), (k), (p), (q), (bb) and (jj) and clauses (i) and (ii) of Section 7.01(r)); provided, however, that for the purposes of this clause (j)(ii), the following shall be deemed to be cash: (A) any liabilities (as shown on Holdings’ or the applicable Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of Holdings or such Subsidiary (other than liabilities that are by their terms subordinated to the Obligations) that are assumed by the transferee with respect to the applicable Disposition and for which Holdings and all of its Subsidiaries shall have been validly released by all applicable creditors in writing and (B) any securities received by Holdings or the applicable Subsidiary from such transferee that are converted by Holdings or such Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition;

(k) Dispositions listed on Schedule 7.05(k);

(l) Dispositions or discounts without recourse of accounts receivable in connection with the compromise or collection thereof in the ordinary course of business and sales of assets received by Holdings, the Borrower or any Subsidiary upon foreclosure on a Lien;

(m) Dispositions to any Restricted Subsidiary that is not a Loan Party in an aggregate amount not to exceed $25,000,000;

(n) [reserved];

(o) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(p) the unwinding of any Swap Contracts pursuant to its terms;

(q) Dispositions of any Equity Interests of a JV Subsidiary or interests in any joint venture entity not constituting a Subsidiary in accordance with the applicable joint venture agreement or arrangement relating thereto;

(r) the sale of any property in a Sale/Leaseback Transaction within six months of the original acquisition of such property; and

(s) [reserved];

provided that any Disposition of any property pursuant to Section 7.05(j) or (m) shall be for no less than the fair market value of such property at the time of such Disposition, any Disposition pursuant to Section 7.05(j) or (m) involving assets with a fair market value of more than $1,000,000 shall be approved by the disinterested members of the board of directors of Holdings determining that the consideration to be received for such assets is at or above the fair market value, and set forth in a certificate of a Responsible Officer certifying that such Disposition complies with this proviso, and in connection with any Disposition pursuant to Section 7.05(j) or (m) involving assets with a fair market value of more than $25,000,000, the Borrower shall have obtained a valuation from an Independent Financial Advisor. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and the Administrative Agent or the Collateral Agent, as applicable, shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

Section 7.06 Restricted Payments.

None of Holdings or the Borrower shall, nor shall the Borrower permit any of its Restricted Subsidiaries to, directly or indirectly, declare or make, directly or indirectly, any Restricted Payment, except:

(a) each Restricted Subsidiary may make Restricted Payments to Holdings and its Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-wholly owned Restricted Subsidiary, to Holdings and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests);

(b) Holdings and each Restricted Subsidiary may declare and make dividend payments or other Restricted Payments payable solely in Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person;

(c) [reserved];

(d) to the extent constituting Restricted Payments, Holdings and its Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02 (other than 7.02(e)), 7.04 or Section 7.08 (other than Section 7.08(f));

(e) repurchases of Equity Interests in Holdings (or any direct or indirect parent thereof) or any Restricted Subsidiary of Holdings deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants; provided that no cash payments shall be permitted pursuant to this clause (e);

(f) the repurchase, retirement or other acquisition (or dividends to Holdings or any other direct or indirect parent of the Borrower to finance any such repurchase, retirement or other acquisition) for value of Equity Interests of the Borrower or Holdings or any other direct or indirect parent of the Borrower held by any future, present or former employee, director or consultant of the Borrower or Holdings or any other direct or indirect parent of the Borrower or any Subsidiary of the Borrower pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or other agreement or arrangement; provided, however, that the aggregate amounts paid under this clause (f) do not exceed (i) $2,000,000 in any calendar year (with unused amounts in any calendar year being permitted to be carried over to succeeding calendar years subject to a maximum of $4,000,000 in the aggregate in any calendar year); provided further that such amount in any calendar year may be increased by an amount not to exceed:

(i) the Net Proceeds received by Holdings or any of its Restricted Subsidiaries from the sale of Equity Interests (other than Disqualified Equity Interests) of the Borrower or Holdings or any other direct or indirect parent of Holdings (to the extent contributed to Holdings) to members of management, directors or consultants of Holdings, the Borrower, any of its Restricted Subsidiaries or any other direct or indirect parent of the Borrower that occurs after the Amendment No. 5 Effective Date; plus

(ii) the Net Proceeds of key man life insurance policies received by the Borrower or Holdings or any other direct or indirect parent of the Borrower (to the extent contributed to the Borrower) and its Restricted Subsidiaries after the Amendment No. 5 Effective Date; less

(iii) the amount of any Restricted Payments previously made with the cash proceeds described in clauses (i) and (ii) of this Section 7.06(f);

(g) [reserved];

(h) Holdings may make Restricted Payments to any direct or indirect parent of the Borrower other than the Sponsor, solely in the amount required for such entity to, if applicable:

(i) to pay amounts equal to the fees and expenses (including franchise or similar taxes) required to maintain the corporate existence of Holdings or any other direct or indirect parent of the Borrower, other than the Sponsor, the customary salary, bonus and other benefits payable to, and indemnities provided on behalf of, officers and employees of Holdings or any other direct or indirect parent of the Borrower, if applicable, and ordinary course fees, expenses, salaries, bonuses, benefits and indemnities of Holdings or any other direct or indirect parent of the Borrower, other than the Sponsor, paid to service providers that are non-Affiliates of the Borrower, if applicable, in each case to the extent such fees, expenses, salaries, bonuses, benefits and indemnities are directly attributable to the ownership or operation of the Borrower, if applicable, and its Subsidiaries; provided that, for the avoidance of doubt, no ordinary course fees, expenses, salaries, bonuses, benefits and indemnities or general administrative, corporate operating, overhead and other customary and ordinary course fees and expenses not directly attributable to the Borrower and its Subsidiaries may be paid under this subclause (h)(i); and

(ii) to pay dividends or other distributions to Holdings or any other direct or indirect parent of the Borrower in amounts required for Holdings or such other parent company to pay U.S. federal, state or local income taxes (as the case may be) imposed directly on such entity to the extent such income taxes are attributable to the income of the Borrower and its Restricted Subsidiaries by virtue of such entity being the common parent of a consolidated or combined tax group of which the Borrower and/or its Restricted Subsidiaries are members; provided, however, that in each case the amount of such payments in respect of any tax year does not exceed the amount that the Borrower and its Restricted Subsidiaries would have been required to pay in respect of U.S. federal, state or local taxes (as the case may be) for such year had the Borrower and its Restricted Subsidiaries paid such taxes as a stand-alone taxpayer (or stand-alone group) (reduced by any such taxes paid directly by the Borrower or any of its Restricted Subsidiaries);

(iii) [reserved]; and

(iv) to pay fees and expenses incurred by Holdings or any other direct or indirect parent, other than to Affiliates of Holdings, related to any unsuccessful equity or debt offering of such parent;

(i) payments made or expected to be made by Holdings or any of the Restricted Subsidiaries in respect of withholding or similar Taxes payable by any future, present or former employee, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options;

(j) [reserved];

(k) [reserved];

(l) [reserved];

(m) [reserved];

(n) [reserved]; and

(o) any Restricted Payments made in connection with the consummation of the Amendment No. 5 Transactions as described or contemplated by the Offering Memorandum, in each case listed on Schedule 7.06(o).

Notwithstanding any provision to the contrary in this Section 7.06, none of Holdings or the Borrower shall, nor shall the Borrower permit any of its Restricted Subsidiaries to, directly or indirectly, declare or make, directly or indirectly, any Restricted Payment (x) constituting payment to the Investors (or any of them) pursuant to Section 7.06(d) unless, as of the date of such Restricted Payment (or, with respect to Section 7.06(k), as of the date of declaration of such Restricted Payment) the Total Leverage Ratio does not exceed 4.0 to 1.0, as determined on a Pro Forma Basis as of the date of the most recently ended Test Period or (y) of all or any portion of the Investor Contribution. For the avoidance of doubt, the foregoing sentence shall not restrict any payment to the Investors (or any of them) permitted under Section 7.08, other than 7.08(f).

Section 7.07 Change in Nature of Business.

Holdings and the Borrower shall not, nor shall Holdings or the Borrower permit any of the Restricted Subsidiaries to, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by Holdings and the Restricted Subsidiaries on the Amendment No. 5 Effective Date or any business reasonably related, complementary, synergistic or ancillary thereto (including related, complementary, synergistic or ancillary technologies) or reasonable extensions thereof.

Section 7.08 Transactions with Affiliates.

Holdings and the Borrower shall not, nor shall Holdings or the Borrower permit any of the Restricted Subsidiaries to, directly or indirectly, enter into any transaction of any kind with any Affiliate of Holdings, whether or not in the ordinary course of business, other than (a) (i) transactions between or among Holdings and/or any of its Restricted Subsidiaries (or an entity that becomes a Restricted Subsidiary as a result of such transaction) and (ii) any merger or consolidation of the Borrower and Holdings or any other direct parent company of the Borrower, provided that such parent company shall have no material liabilities and no material assets other than cash, Cash Equivalents and the Equity Interests of the Borrower and such merger or consolidation is otherwise in compliance with the terms of this Agreement and effected for a bona fide business purpose, (b) on terms substantially as favorable to Holdings or such Restricted Subsidiary as would be obtainable by Holdings or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate (provided that, with respect to any such transaction or series of related transactions involving aggregate consideration in excess of (x) $1.0 million, the Borrower delivers to the Administrative Agent a resolution adopted in good faith by the majority of the disinterested members of the board of directors of the Borrower, Holdings or any other direct or indirect parent of the Borrower, approving such transaction and set forth in a certificate of a Responsible Officer certifying that such transaction complies with this clause (b) and (y) $5.0 million, the Borrower or the relevant Restricted Subsidiary shall deliver to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view to the Borrower or the relevant Restricted Subsidiary or meets the requirements of this clause (b)), (c) [reserved], (d) [reserved], (e) [reserved], (f) Restricted Payments permitted under Section 7.06, (g) [reserved], (h) employment and severance arrangements between Holdings and its Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business, (i) the payment of reasonable and customary fees paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of Holdings or any Restricted Subsidiary or Holdings or any other direct or indirect parent of the Borrower, (j) the Master Consulting and Advisory Services Agreement, as in effect on the Amendment No. 5 Effective Date, or any amendment thereto (so long as any such agreement together with all amendments thereto, taken as a whole, is not more disadvantageous to the Lenders in any material respect than the original agreement as in effect on the Amendment No. 5 Effective Date) or any transaction contemplated thereby; provided that, the Borrower may make payments, not to exceed $6,000,000 in any fiscal year, with respect to (i) executives seconded to the Borrower or any of its Restricted Subsidiaries from Cerberus Operations and Advisory Company LLC and (ii) personnel of Cerberus Operations and Advisory Company LLC that provide services to the Borrower or any of its Restricted Subsidiaries at cost on a weekly, monthly or pro-rated basis, (k) [reserved], (l) the entering into of any tax sharing agreement or arrangement and any payments permitted by Section 7.06(h)(ii), (m) the issuance of Equity Interests (other than Disqualified Equity Interests) of the Borrower or Holdings to the Investors or to Holdings or any other direct or indirect parent of the Borrower or Holdings or to any director, officer, employee or consultant thereof and any contribution to the capital of Holdings, (n) (i) transactions with customers, clients, suppliers or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement, which are fair to Holdings and its Restricted Subsidiaries in the reasonable determination of the Board of Directors or the senior management of Holdings, and are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party or (ii) transactions with Unrestricted Subsidiaries entered into in the ordinary course of business, (o) [reserved], (p) [reserved], (q) transactions between the Borrower or any Restricted Subsidiaries and any Person that is an Affiliate solely due to the fact that a director of such Person is also a director of the Borrower or Holdings or any other direct or indirect parent of the Borrower; provided, however, that such director abstains from voting as a director of the Borrower or such direct or indirect parent of the Borrower, as the case may be, on any matter involving such other Person, (r) pledges of Equity Interests of Unrestricted Subsidiaries, (s)

transactions to effect the Amendment No. 5 Transactions, including entry into the Third Lien Notes, entry into the security documents relating thereto and performance of the obligations of the Borrower and its Restricted Subsidiaries thereunder and the payment of all fees and expenses related to the Amendment No. 5 Transactions; (t) payments for back office shared services that are paid at cost (subject to any higher transfer pricing required in certain foreign operations) pursuant to contractual joint venture arrangements pursuant to which the Borrower or any of its Restricted Subsidiaries are party in the ordinary course of business; provided that the exception under this clause (t) shall not permit any payments to the Investors; (u) transactions with any Cerberus Revolving Lender permitted by this Agreement solely to the extent (i) directly related to its Class B Revolving Credit Commitment(s) or Class B Revolving Credit Loan(s) and (ii) on the same terms as for similar transactions with other Class B Revolving Credit Lenders; and (v) transactions with any Debt Fund Affiliate or Non-Debt Fund Affiliate permitted by this Agreement solely to the extent (i) directly related to its Commitment(s) or Loan(s) and (ii) on the same terms as for similar transactions with other Lenders of the applicable Class.

Section 7.09 Burdensome Agreements.

Holdings and the Borrower shall not, nor shall Holdings or the Borrower permit any of the Restricted Subsidiaries to, enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary of Holdings that is not a Guarantor to make Restricted Payments to Holdings or any Guarantor or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Facilities and the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations which (i) (x) exist on the Amendment No. 5 Effective Date and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary of Holdings, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary of Holdings and such Contractual Obligations do not adversely affect the Borrower’s obligation to make principal and interest payments hereunder; provided further that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsidiary pursuant to Section 6.14, (iii) represent Indebtedness of a Restricted Subsidiary of the Borrower which is not a Loan Party which is permitted by Section 7.03 to the extent applying only to such Restricted Subsidiary, (iv) arise in connection with any Disposition permitted by Section 7.04 or 7.05 and relate solely to the assets or Person subject to such Disposition, (v) are customary provisions in joint venture agreements permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by such Indebtedness, (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto, (viii) comprise restrictions imposed by any agreement relating to secured

Indebtedness permitted pursuant to Section 7.03(e), (g) or (m) and to the extent that such restrictions apply only to the property or assets securing such Indebtedness or to the Restricted Subsidiaries incurring or guaranteeing such Indebtedness, (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Holdings or any Restricted Subsidiary, (x) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (xii) are customary restrictions contained in the Senior Notes Documentation, the documentation for the Second Lien Notes or the documentation for the Third Lien Notes or (xiii) arise in connection with cash or other deposits permitted under Sections 7.01 and 7.02 and limited to such cash or deposit.

Section 7.10 Financial Covenants.

(a) Total Leverage Ratio. Holdings shall not permit the Total Leverage Ratio as of the last day of any fiscal quarter ending during any period set forth in the table below (commencing with the fiscal quarter during which the Amendment No. 5 Effective Date occurs) to be greater than the ratio set forth below opposite the last day of any fiscal quarter occurring during the periods set forth below:

Test Period	Total Leverage Ratio
January 1, 2016 — March 25, 2016	7.60 to 1.0
March 26, 2016 — June 24, 2016	7.40 to 1.0
June 25, 2016 — September 30, 2016	7.50 to 1.0
October 1, 2016 — December 31, 2016	7.40 to 1.0
January 1, 2017 — March 31, 2017	7.30 to 1.0
April 1, 2017 — June 30, 2017	6.75 to 1.0
July 1, 2017 — September 29, 2017	6.50 to 1.0
September 30, 2017 — December 31, 2017	5.75 to 1.0
January 1, 2018 — March 30, 2018	5.75 to 1.0
March 31, 2018 — June 29, 2018	5.50 to 1.0
June 30, 2018 — September 28, 2018	5.40 to 1.0
September 29, 2018 and thereafter	4.75 to 1.0

(b) Interest Coverage Ratio. Holdings shall not permit the Interest Coverage Ratio as of the last day of any fiscal quarter ending during any period set forth in the table below (commencing with the fiscal quarter during which the Amendment No. 5 Effective Date occurs) to be less than the ratio set forth below opposite the last day of any fiscal quarter occurring during the periods set forth below:

Test Period	Interest Coverage Ratio
January 1, 2016 — March 25, 2016	1.15 to 1.0
March 26, 2016 — June 24, 2016	1.15 to 1.0
June 25, 2016 — September 30, 2016	1.15 to 1.0
October 1, 2016 — December 31, 2016	1.15 to 1.0
January 1, 2017 — March 31, 2017	1.20 to 1.0
April 1, 2017 — June 30, 2017	1.20 to 1.0
July 1, 2017 — September 29, 2017	1.30 to 1.0
September 30, 2017 — December 31, 2017	1.40 to 1.0
January 1, 2018 — March 30, 2018	1.50 to 1.0
March 31, 2018 — June 29, 2018	1.60 to 1.0
June 30, 2018 and thereafter	1.70 to 1.0

(c) Maximum Capital Expenditures.

(i) Holdings and the Borrower shall not and shall not permit the Restricted Subsidiaries to make any Capital Expenditures that would cause the aggregate amount of Capital Expenditures made by Holdings and the Restricted Subsidiaries (x) in any fiscal year commencing with the fiscal year ending December 31, 2010 through the fiscal year ending December 31, 2014 to exceed $60,000,000 and (y) in any fiscal year thereafter, to exceed $25,000,000.

(ii) Notwithstanding anything to the contrary contained in clause (c)(i) above, (x) to the extent that the aggregate amount of Capital Expenditures made by Holdings and the Restricted Subsidiaries in any fiscal year (for the avoidance of doubt, after giving effect to any CapEx Pull-Forward Amount utilized in the preceding year that reduced the amount of Capital Expenditures that could be made in such year but disregarding any Capital Expenditures made in reliance on any Rollover Amount utilized during such year) pursuant to such clause (c)(i) is less than the amount set forth therein, the amount of such difference (the “Rollover Amount”) may be carried forward and used to make Capital Expenditures in the immediately succeeding fiscal year (with such Rollover Amount deemed utilized first in such succeeding year) and (y) for any fiscal year, the amount of Capital Expenditures that would otherwise be permitted in such fiscal year pursuant to this Section 7.10(c) (including as a result of the application of clause (x) of this clause (ii)) may be increased by an amount not to exceed 50% of the permitted Capital Expenditure limit in the immediately succeeding year (the “CapEx Pull-Forward Amount”). The actual CapEx Pull-Forward Amount in respect of any such fiscal year shall reduce, on a dollar-for-dollar basis, the amount of Capital Expenditures that are permitted to be made in the immediately succeeding fiscal year.

(iii) Notwithstanding anything to the contrary contained in clause (c)(i) and (ii) above, in any year in which a Permitted Acquisition is made and in each subsequent year, the annual Capital Expenditure limit set forth in clause (c)(i) above shall be increased by an amount equal to the greater of (x) the average amount of annual Capital Expenditures made by the target entity or target line of business during the immediately preceding three-year period prior to such acquisition (or such shorter period if the target does not have three years of operations) and (y) 3.5% of the total assets acquired in such acquisition.

(iv) In addition to the Capital Expenditures permitted pursuant to the preceding paragraphs (i) (ii) and (iii), the Borrower and its Restricted Subsidiaries may make additional Capital Expenditures in an amount not to exceed the aggregate amount of contributions to the common capital of the Borrower (other than from a Restricted Subsidiary) received in cash and Cash Equivalents after the Amendment No. 5 Effective Date (other than from a Specified Equity Contribution) to the extent such contributions are designated by the Borrower to be used for Capital Expenditures (the “Designated CapEx Contributions”) in a notice to the Administrative Agent; provided that the Designated CapEx Contributions shall not increase Consolidated EBITDA and the proceeds thereof may not be used for any purpose other than making Capital Expenditures.

(d) Minimum Liquidity. Holdings shall not permit the sum of (i) the excess of the aggregate Revolving Credit Commitments less the aggregate Revolving Credit Exposure plus (ii) the amount of unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries as of the last day of any fiscal quarter (x) commencing with the fiscal quarter ending June 24, 2016 (or, if the Amendment No. 5 Effective Date occurs after June 24, 2016, the fiscal quarter ending September 30, 2016) through the fiscal quarter ending December 31, 2017, to be less than $60,000,000 and (y) each fiscal quarter ending thereafter, to be less than $50,000,000.

Section 7.11 Accounting Changes.

Neither Holdings nor the Borrower may make any change in (a) accounting policies or reporting practices, except as required by GAAP, or (b) fiscal year; provided, however, that Holdings and the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, Holdings, the Borrower and the Administrative Agent will, and hereby are authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

Section 7.12 Prepayments, Etc. of Indebtedness.

(a) Holdings and the Borrower shall not, nor shall Holdings or the Borrower permit any of the Restricted Subsidiaries to, directly or indirectly, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled interest and principal shall be permitted) the Senior Notes, any Indebtedness constituting a Permitted Refinancing of the Senior Notes, the Second Lien Notes, the Third Lien Notes or any Indebtedness incurred under Section 7.03 other than (x) Senior Indebtedness permitted under Section 7.03 secured by Liens ranking pari passu to the Obligations and (y) Indebtedness permitted under Section 7.03 that has a maturity date that is prior to the Maturity Date of the Term B-2 Loans (collectively, “Junior Financing”) or make any payment in violation of any subordination terms of any Junior Financing Documentation, except, in the case of any Junior Financing other than the Third Lien Notes, (i) the refinancing thereof, other than the Senior Notes and the Third Lien Notes, with the Net Proceeds of any Indebtedness constituting a Permitted Refinancing; provided that if such Indebtedness was originally incurred under Section 7.03(g), such Permitted Refinancing is permitted pursuant to Section 7.03(g), (ii) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests and the Third Lien Notes) or the refinancing with the cash proceeds a contemporaneous issuance of Equity Interests (other than Disqualified Equity Interests) of Holdings or any of its direct or indirect parents, (iii) the prepayment of Indebtedness of the Borrower or any Restricted Subsidiary to the Borrower or any Restricted Subsidiary to the extent not prohibited by the subordination provisions contained in the Intercompany Note, (iv) in the case of any senior unsecured Indebtedness, including the Senior Notes, or secured Indebtedness secured by a Lien on the Collateral ranking junior to the Liens securing the Obligations, refinancing thereof with proceeds of or in exchange for (1) senior unsecured Indebtedness otherwise permitted under this Agreement or (2) secured Indebtedness secured by a Lien on the Collateral ranking junior to the Liens securing the Obligations otherwise permitted under this Agreement and subject to the Junior Lien Intercreditor Agreement; provided that any Senior Notes that remain outstanding immediately after the Amendment No. 5 Effective Date may be repaid, repurchased or otherwise satisfied solely with the cash proceeds from or exchange into a contemporaneous issuance of (x) unsecured, subordinated Indebtedness that has a maturity date that is after the Maturity Date of the Term B-2 Loans or (y) Equity Interests (other than Disqualified Equity Interests) of Holdings or any direct or indirect parent of Holdings (provided that the amount of any such cash proceeds shall be contributed to the Borrower as common equity), and (v) other prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an amount not to exceed $45,000,000 (including, for the avoidance of doubt, any such prepayments, redemptions, purchases, defeasances or other payments made prior to or on the Amendment No. 5 Effective Date). Notwithstanding the foregoing, the Third Lien Notes may be converted to Equity Interests (other than Disqualified Equity Interests) of Holdings or any direct or indirect parent of Holdings, and any such conversion shall not increase the capacity for Restricted Payments.

(b) Holdings and the Borrower shall not, nor shall they permit any of the Restricted Subsidiaries to, directly or indirectly, amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Junior Financing Documentation without the consent of the Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed).

Section 7.13 Permitted Activities.

Holdings shall not engage in any material operating or business activities; provided that the following shall be permitted in any event: (i) its ownership of the Equity Interests of Borrower and activities incidental thereto, (ii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (iii) the performance of its obligations with respect to the Loan Documents and any other Indebtedness, (iv) any public offering of its common stock or any other issuance or sale of its Equity Interests, (v) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of the Borrower and guaranteeing the obligations of the Borrower, (vi) participating in tax, accounting and other administrative matters as a member of the consolidated group of Holdings and the Borrower, (vii) holding any cash or property (but not operating any property), (viii) providing indemnification to officers, managers and directors and (ix) any activities related, complementary or incidental to the foregoing. Holdings shall not incur any Liens on Equity Interests of the Borrower other than those for the benefit of the Obligations and Holdings shall not own any Equity Interests other than those of the Borrower.

Section 7.14 Amendments of Organization Documents.

Amend any of its Organization Documents in a manner that would be materially adverse to the Lenders.

Section 7.15 Sanctions.

Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation of Sanctions by Holdings, the Borrower or any Subsidiary or by any other individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Amendment No. 3 Arranger, Amendment No. 5 Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise).

ARTICLE VIII.

Events Of Default and Remedies

Section 8.01 Events of Default.

Any of the following from and after the Closing Date shall constitute an event of default (an “Event of Default”):

(a) Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or

(b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a) or 6.05(a) (solely with respect to the Borrower) or Article VII; provided that the covenants in Section 7.10(a) and (b) are subject to cure pursuant to Section 8.05; provided, further, that a Default as a result of a breach of Section 7.10(d) (a “Liquidity Default”) shall not constitute an Event of Default with respect to any Term Loans unless and until the Required Revolving Lenders have declared all amounts outstanding under the Class B Revolving Credit Facility to be immediately due and payable and all outstanding Revolving Credit Commitments to be immediately terminated, in each case in accordance with this Agreement and such declaration has not been rescinded (the “Term Loan Standstill Period”); or

(c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after written notice thereof by the Administrative Agent or the Required Lenders to the Borrower; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of Holdings or any other Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period with respect thereto, if any, (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder) having an outstanding aggregate principal amount of not less than the $10,000,000, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise); provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided further that such failure is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Revolving Credit Commitments or acceleration of the Loans pursuant to Section 8.02; or

(f) Insolvency Proceedings, Etc. Any Loan Party or any Restricted Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) consecutive days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) consecutive days, or an order for relief is entered in any such proceeding; or

(g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Restricted Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of Holdings and the Restricted Subsidiaries, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or

(h) Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has an investment grade rating has been notified of such judgment or order and has not denied coverage) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of thirty (30) consecutive days; or

(i) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or Collateral Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or

(j) Change of Control. There occurs any Change of Control; or

(k) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 6.11 or 6.13 shall for any reason (other than pursuant to the terms thereof including as a result of a transaction not prohibited under this Agreement) cease to create a valid and perfected Lien, with the priority required by the Collateral Documents on and security interest in any Collateral purported to be covered thereby with a fair market value of greater than $10,000,000, subject to Liens permitted under Section 7.01, (i) except to the extent that any such perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or results from the failure of the Administrative Agent or the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and (ii) except as to Collateral consisting of Real Property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage; or

(l) ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of a Loan Party or a Restricted Subsidiary in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) a Loan Party, any Restricted Subsidiary or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect.

Section 8.02 Remedies upon Event of Default.

If any Event of Default occurs and is continuing, the Administrative Agent may, and at the request of the Majority Lenders (or, if a Liquidity Default occurs and is continuing and prior to the expiration of the Term Loan Standstill Period, at the request of the Required Revolving Lenders under the Class B Revolving Credit Facility only, and in such case only with respect to the Class B Revolving Credit Commitments, Class B Revolving Credit Loans and Swing Line Loans, L/C Obligations and Letters of Credit under the Class B Revolving Credit Facility, provided that if the Required Revolving Lenders take any action pursuant to clauses (a) through (d) below, then the Required Term B-2 Lenders may take such action with respect to the

Term B-2 Loans, and provided, further, that only the Majority Lenders shall be permitted to request that the Administrative Agent take any action pursuant to clause (d) below if both the Required Revolving Lenders and the Required Term B-2 Lenders have taken any of the actions set forth in clauses (a) and (b) below) shall, take any or all of the following actions:

(a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;

provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

Section 8.03 Exclusion of Immaterial Subsidiaries.

Solely for the purpose of determining whether a Default or Event of Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Restricted Subsidiary or Loan Party shall be deemed not to include any Restricted Subsidiary (an “Immaterial Subsidiary”) affected by any event or circumstances referred to in any such clause that did not, as of the last day of the most recent completed fiscal quarter of Holdings, have assets with a fair market value in excess of 5% of the consolidated total assets of the Borrower and the Restricted Subsidiaries (it being agreed that all Restricted Subsidiaries affected by any event or circumstance referred to in any such clause shall be considered together, as a single consolidated Restricted Subsidiary, for purposes of determining whether the condition specified above is satisfied).

Section 8.04 Application of Funds.

After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order (to the fullest extent permitted by mandatory provisions of applicable Law):

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent or the Collateral Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest and fees on the Loans, Commitments, Letters of Credit and L/C Borrowings, and any fees, premiums and scheduled periodic payments due under Cash Management Obligations or Secured Hedge Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings (including to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit), and any breakage, termination or other payments under Cash Management Obligations or Secured Hedge Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the payment of all other Obligations of the Borrower that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrower as applicable.

Notwithstanding the foregoing, (a) amounts received from the Borrower or any Guarantor that is not an “Eligible Contract Participant” (as defined in the Commodity Exchange Act) shall not be applied to the Loan Obligations that are Excluded Swap Obligations and (b) Obligations arising under Cash Management Obligations and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Lender” party hereto. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.

Section 8.05 Borrower’s Right to Cure.

(a) Notwithstanding anything to the contrary contained in Section 8.01 or 8.02, in the event of any Event of Default or potential Event of Default under the covenants set forth in Sections 7.10(a) and/or (b) and at any time until the expiration of the tenth (10th) Business Day after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder, the Investors may make a Specified Equity Contribution to Holdings, and Holdings may apply the amount of the net cash proceeds thereof to increase Consolidated EBITDA with respect to such applicable quarter; provided that such net cash proceeds (i) are actually received by the Borrower as cash common equity (including through capital contribution of such net cash proceeds to the Borrower) no later than ten (10) Business Days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder and (ii) are Not Otherwise Applied. The parties hereby acknowledge that this Section 8.05(a) may not be relied on for purposes of calculating any financial ratios other than as applicable to Section 7.10 and shall not result in any adjustment to any amounts other than the amount of the Consolidated EBITDA referred to in the immediately preceding sentence.

(b) Notwithstanding the foregoing Section 8.05(a), (i) in each period of four consecutive fiscal quarters, there shall be at least two fiscal quarters in which no Specified Equity Contribution is made, (ii) no Specified Equity Contribution may be made in each of any two successive fiscal quarters, (iii) no more than four Specified Equity Contributions will be made in the aggregate during the term of this Agreement, (iv) the aggregate amount of Specified Equity Contributions during the term of this Agreement shall not exceed $20,000,000, (v) the amount of any Specified Equity Contribution shall be no more than the amount required to cause Holdings to be in Pro Forma Compliance with Sections 7.10(a) and/or (b) for any applicable period and (vi) there shall be no pro forma reduction in Indebtedness with the proceeds of any Specified Equity Contribution for determining compliance with Sections 7.10(a) and/or (b) for the fiscal quarter immediately prior to the fiscal quarter in which such Specified Equity Contribution was made.

ARTICLE IX.

Administrative Agent and Other Agents

Section 9.01 Appointment and Authorization of Agents.

(a) Each Lender hereby irrevocably appoints, designates and authorizes each of the Administrative Agent and the Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, neither the Administrative Agent nor the Collateral Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent or the Collateral Agent have or be deemed to have any fiduciary relationship with any Lender or Participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent or the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article IX and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

(c) Each of the Secured Parties hereby irrevocably appoints and authorizes the Collateral Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or in trust for) such Secured Party for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent), shall be entitled to the benefits of all provisions of this Article IX (including, Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the Collateral Agent under the Loan Documents) as if set forth in full herein with respect thereto.

Section 9.02 Delegation of Duties.

Each of the Administrative Agent and the Collateral Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final non-appealable judgment of a court of competent jurisdiction).

Section 9.03 Liability of Agents.

No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or Participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent or the Collateral Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

Section 9.04 Reliance by Agents.

Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders, the Required Lenders, the Required Revolving Lenders or the Required Term B-2 Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan

Document in accordance with a request or consent of the Majority Lenders, the Required Lenders, the Required Revolving Lenders or the Required Term B-2 Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

Section 9.05 Notice of Default.

The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Majority Lenders, the Required Revolving Lenders or the Required Term B-2 Lenders, as applicable, in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

Section 9.06 Credit Decision; Disclosure of Information by Agents.

Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates which may come into the possession of any Agent-Related Person.

Section 9.07 Indemnification of Agents.

Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Majority Lenders, the Required Lenders, the Required Revolving Lenders or the Required Term B-2 Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07; provided, further that any obligation to indemnify an L/C Issuer pursuant to this Section 9.07 shall be limited to Revolving Credit Lenders only. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse each of the Administrative Agent and the Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent or the Collateral Agent, as the case may be, in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent or the Collateral Agent, as the case may be, is not reimbursed for such expenses by or on behalf of the Loan Parties. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent or the Collateral Agent, as the case may be.

Section 9.08 Agents in Their Individual Capacities.

Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its respective Affiliates as though Bank of America were not the Administrative Agent, the Collateral Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Affiliate) and acknowledge that neither the Administrative Agent nor the Collateral Agent shall be under any obligation to provide such information to them. With respect to its Loans, Bank of America and its Affiliates shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, the Collateral Agent or an L/C Issuer, and the terms “Lender” and “Lenders” include Bank of America in its individual capacity. Any successor to Bank of America as the Administrative Agent or the Collateral Agent shall also have the rights attributed to Bank of America under this paragraph.

Section 9.09 Successor Agents.

Each of the Administrative Agent and the Collateral Agent may resign as the Administrative Agent or the Collateral Agent, as applicable, upon thirty (30) days’ notice to the Lenders and the Borrower and if either the Administrative Agent or the Collateral Agent is a Defaulting Lender, the Borrower may remove such Defaulting Lender from such role upon fifteen (15) days’ notice to the Lenders. If the Administrative Agent or the Collateral Agent resigns under this Agreement or is removed by the Borrower, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default under Section 8.01(f) or (g) (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation or removal of the Administrative Agent or the Collateral Agent, as applicable, the Administrative Agent or the Collateral Agent, as applicable in the case of a resignation, and the Borrower, in the case of a removal, may appoint, after consulting with the Lenders and the Borrower (in the case of a resignation), a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent or retiring Collateral Agent and the term “Administrative Agent” or “Collateral Agent” shall mean such successor administrative agent or collateral agent and/or Supplemental Agent, as the case may be, and the retiring Administrative Agent’s or Collateral Agent’s appointment, powers and duties as the Administrative Agent or Collateral Agent shall be terminated. After the retiring Administrative Agent’s or the Collateral Agent’s resignation or removal hereunder as the Administrative Agent or Collateral Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent or Collateral Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent or the Collateral Agent by the date which is thirty (30) days following the retiring Administrative Agent’s or Collateral Agent’s notice of resignation or fifteen (15) days following the Borrower’s notice of removal, the retiring Administrative Agent’s or the retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent or Collateral Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as the Administrative Agent or Collateral Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that Section 6.11 is satisfied, the Administrative Agent or Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent or Collateral Agent, and the retiring Administrative Agent or Collateral Agent shall be discharged from its duties and obligations under the Loan Documents. After the retiring Administrative Agent’s or Collateral Agent’s resignation hereunder as the Administrative Agent or the Collateral Agent, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent or the Collateral Agent.

Section 9.10 Administrative Agent May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower or the Collateral Agent) shall be (to the fullest extent permitted by mandatory provisions of applicable Law) entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Collateral Agent and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Collateral Agent and the Administrative Agent and their respective agents and counsel and all other amounts due to the Lenders, the Collateral Agent and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, curator, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent or the Collateral Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent or the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent or the Collateral Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 9.11 Collateral and Guaranty Matters.

The Lenders irrevocably agree:

(a) that any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) Cash Management Obligations or obligations under Secured Hedge Agreements not yet due and payable and (y) contingent obligations not yet accrued and payable) and the expiration or termination or Cash Collateralization of all Letters of Credit, (ii) at the time the property subject to such Lien is Disposed or to be substantially simultaneously Disposed as part of or in connection with any Disposition permitted hereunder or under any other Loan Document to any Person other than a Person required to grant a Lien to the Administrative Agent or the Collateral Agent under the Loan Documents (or, if such transferee is a Person required to grant a Lien to the Administrative Agent or the Collateral Agent on such asset, at the option of the applicable Loan Party, such Lien on such asset may still be released in connection with the transfer so long as (x) the transferee grants a new Lien to the Administrative Agent or Collateral Agent on such asset substantially concurrently with the transfer of such asset, (y) the transfer is between parties organized under the laws of different jurisdictions and the transferee is a Foreign Subsidiary and (z) the priority of the new Lien is the same as that of the original Lien), (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders or (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) or (d) below;

(b) the Collateral Agent is authorized to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document on any assets that are excluded from the Collateral;

(c) that any Guarantor shall be automatically released from its obligations under the Guaranty if such Person ceases to be a Restricted Subsidiary or becomes an Excluded Subsidiary (other than pursuant to (i) clause (a) of the definition thereof unless such Restricted Subsidiary ceases to be a Restricted Subsidiary or (ii) clause (b) of the definition thereof unless, in the case of this subclause (ii), the Borrower delivers a written request to the Administrative Agent for such release and no Default has occurred and is continuing at such time) as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of the Senior Notes or any Junior Financing;

(d) that GLS shall be automatically released from its obligations under the Guaranty if GLS ceases to be a Guarantor pursuant to Section 11.09; and

(e) (x) the Collateral Agent may, without any further consent of any Lender, enter into or amend (i) the Junior Lien Intercreditor Agreement with the collateral agents or other representatives of the holders of Indebtedness that is permitted to be secured by a Lien on the Collateral ranking junior to the Lien securing the Obligations that is permitted by Section 7.03, (y) the Collateral Agent may rely exclusively on a certificate of a Responsible Officer of the Borrower as to whether any such other Liens are permitted and (z) the Junior Lien Intercreditor Agreement entered into by the Collateral Agent shall be binding on the Secured Parties.

Upon request by the Administrative Agent or the Collateral Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s or the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative Agent or the Collateral Agent will (and each Lender irrevocably authorizes the Administrative Agent and the Collateral Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as the Borrower may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11.

Section 9.12 Other Agents; Arrangers and Managers.

None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “joint bookrunner” or “arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

Section 9.13 Appointment of Supplemental Agents.

(a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent or the Collateral Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent and the Collateral Agent are hereby authorized to appoint an additional individual or institution selected by the Administrative Agent or the Collateral Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Agent” and collectively as “Supplemental Agents”).

(b) In the event that the Collateral Agent appoints a Supplemental Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Agent to the extent, and only to the extent, necessary to enable such Supplemental Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Agent shall run to and be enforceable by either the Collateral Agent or such Supplemental Agent, and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Agent and all references therein to the Collateral Agent shall be deemed to be references to the Collateral Agent and/or such Supplemental Agent, as the context may require.

(c) Should any instrument in writing from any Loan Party be required by any Supplemental Agent so appointed by the Administrative Agent or the Collateral Agent for more fully and certainly vesting in and confirming to it or its such rights, powers, privileges and duties, such Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent or the Collateral Agent. In case any Supplemental Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Agent.

Section 9.14 Withholding Tax Indemnity.

To the extent required by any applicable Law, the Administrative Agent may withhold from any payment to any Lender (which term, for purposes of this Section 9.14, shall include any L/C Issuer) an amount equivalent to any applicable withholding tax. If the Internal Revenue Service or any other authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding tax ineffective), such Lender shall indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower pursuant to Section 3.01 and Section 3.04 and without limiting or expanding the obligation of the Borrower to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such tax was correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. The agreements in this Section 9.14 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Agreement and the repayment, satisfaction or discharge of all other Obligations.

ARTICLE X.

Miscellaneous

Section 10.01 Amendments, Etc.

Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall:

(a) extend or increase the Commitment of any Lender without the written consent of each Lender holding such Commitment (it being understood that a waiver of any condition precedent or of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

(b) postpone any date scheduled for, or reduce or forgive the amount of, any payment of principal or interest under Section 2.07 or 2.08 without the written consent of each Lender holding the applicable Obligation (it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest and it being understood that any change to the definition of “Secured Leverage Ratio”, “First Lien Secured Leverage Ratio” or in the component definitions thereof shall not constitute a reduction or forgiveness in any rate of interest);

(c) reduce or forgive the principal of, or the rate of interest specified herein on, any Loan, or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document (or change the timing of payments of such fees or other amounts) without the written consent of each Lender holding such Loan, L/C Borrowing or to whom such fee or other amount is owed (it being understood that any change to the definition of “Secured Leverage Ratio”, “First Lien Secured Leverage Ratio” or in the component definitions thereof shall not constitute a reduction or forgiveness in any rate of interest);

(d) change any provision of this Section 10.01 or the definitions of “Required Lenders” or “Majority Lenders” without the written consent of each Lender, the definition of “Required Revolving Lenders” without the written consent of each Class B Revolving Credit Lender, the definition of “Required Term B-2 Lenders” without the written consent of each Term B-2 Lender, or the definition of “Required Class Lenders,” Section 8.04 or, following an exercise of remedies pursuant to Section 8.02(a), the definition of “Pro Rata Share” or Section 2.12(a), 2.12(g) or 2.13 without the written consent of each Lender directly affected thereby;

(e) other than in connection with a transaction permitted under Section 7.04 or 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(f) other than in connection with a transaction permitted under Section 7.04 or 7.05, release all or substantially all of the aggregate value of the Guarantees, without the written consent of each Lender;

(g) without the written consent of each Lender adversely affected thereby, amend the portion of the definition of “Interest Period” that reads as follows: “one, two, three or six months thereafter or, to the extent agreed by each Lender of such Eurocurrency Rate Loan, nine or twelve months or less than one month thereafter”;

(h) waive or modify any mandatory prepayment of the Term Loans required under Section 2.05 without the written consent of the Required Class Lenders; or

(i) change any provision that would impose any restriction on the ability of any Lender to assign any of its rights or obligations without the written consent of each Lender directly affected thereby;

and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of an L/C

Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by a Swing Line Lender in addition to the Lenders required above, affect the rights or duties of such Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or the Collateral Agent, as applicable, in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent or the Collateral Agent, as applicable, under this Agreement or any other Loan Document; and (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification.

Notwithstanding the foregoing, Section 4.01(iv) may not be waived or amended, without the consent of the Required Revolving Lenders and the Required Term B-2 Lenders.

Notwithstanding the foregoing, only the consent of the Required Revolving Lenders shall be required to (and only the Required Revolving Lenders shall have the ability to) waive, amend or consent to any departure by any Loan Party from the covenant set forth in Section 7.10(d) (including any defined terms as they relate thereto).

Notwithstanding the foregoing, all Revolving Credit Commitments and Revolving Credit Exposure held by any Cerberus Revolving Lender shall be deemed to be not outstanding for purposes of calculating whether all Lenders have taken any action under Section 10.01(d), (e) or (f) unless the action in question affects such Cerberus Revolving Lender in a disproportionately adverse manner than its effect on other Lenders.

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. Notwithstanding the foregoing, this Agreement may be amended to adjust the borrowing mechanics related to Swing Line Loans with only the written consent of the Administrative Agent, the applicable Swing Line Lender(s), Holdings and the Borrower so long as the obligations of the Revolving Credit Lenders and, if applicable, the other Swing Line Lender are not affected thereby.

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, Holdings, the Borrower and the Lenders providing the Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term Loans (“Refinanced Term Loans”) with one or more replacement term loan tranches denominated in Dollars (“Replacement Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (b) the Weighted Average Life to Maturity of Replacement Term Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Term Loans, at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the applicable Term Loans) and (c) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing.

Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Lender will not be entitled to vote in respect of amendments, waivers and consents hereunder and the Commitment and the outstanding Loans or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Majority Lenders, the Required Class Lenders, the Required Lenders, the Required Revolving Lenders, the Required Term B-2 Lenders or all of the Lenders, as required, have approved any such amendment, waiver or consent (and the definitions of “Majority Lenders”, “Required Class Lenders”, “Required Revolving Lenders”, “Required Term B-2 Lenders” and “Required Lenders” will automatically be deemed modified accordingly for the duration of such period); provided that any such amendment or waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender.

Notwithstanding anything to the contrary contained in this Section 10.01, the Borrower and the Administrative Agent may without the input or consent of the Lenders, effect amendments to this Agreement and the other Loan Documents as may be necessary or appropriate in the opinion of the Administrative Agent to effect the provisions of Section 2.14.

Notwithstanding anything to the contrary contained in this Section 10.01, guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended, supplemented and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment, supplement or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities, omissions, mistakes or defects (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents or (iv) to cause the collateral security documents or other documents to be consistent with the collateral security documents related to the Second Lien Notes and Third Lien Note.

Notwithstanding anything to the contrary, if any Incremental Revolving Credit Commitments are made, then the aggregate amount of Class B Revolving Credit Commitments held by all Non-Debt Fund Affiliates and Debt Fund Affiliates of Cerberus equal to all Incremental Revolving Credit Commitments made will be treated as if held by a Cerberus Revolving Lender for purposes of this Section 10.01 and Section 10.07 (other than Sections

10.07(k)(i)(B), (F) and (G)). Any amount of Class B Revolving Credit Commitments held by Debt Fund Affiliates of Cerberus in excess of all Incremental Revolving Credit Commitments made will be treated as held by a Debt Fund Affiliate for all purposes of this Agreement.

Section 10.02 Notices and Other Communications; Facsimile Copies.

(a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to Holdings, the Borrower or the Administrative Agent, the Collateral Agent, an L/C Issuer or a Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to Holdings, the Borrower and the Administrative Agent, the Collateral Agent, an L/C Issuer or a Swing Line Lender.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(d)), when delivered; provided that notices and other communications to the Administrative Agent, the Collateral Agent, an L/C Issuer and a Swing Line Lender pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

(b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile or other electronic communication. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders.

(c) Reliance by Agents and Lenders. The Administrative Agent, the Collateral Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in the absence of gross negligence or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction. All telephonic notices to the Administrative Agent or Collateral Agent may be recorded by the Administrative Agent or the Collateral Agent, and each of the parties hereto hereby consents to such recording.

(d) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Each of the Administrative Agent, Holdings or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

Section 10.03 No Waiver; Cumulative Remedies.

No failure by any Lender or the Administrative Agent or the Collateral Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

Section 10.04 Attorney Costs and Expenses.

The Borrower agrees (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent, the Collateral Agent, the Syndication Agent and the Arrangers for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby (including all Attorney Costs, which shall be limited to Cahill Gordon & Reindel LLP and one local counsel in each applicable jurisdiction and, solely in the event of an actual conflict of interest, one additional counsel in each applicable material jurisdiction to the affected Persons, taken as a whole) and (b) from and after the Closing Date, to pay or reimburse the Administrative Agent, the Collateral Agent, the Syndication Agent, the Arrangers, the Amendment No. 3 Arrangers, the Amendment No. 5 Arranger and each Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of any rights or remedies under, this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all respective Attorney Costs, which shall be limited to Attorney Costs of one counsel to the Administrative Agent, the Arrangers, the Amendment No. 3 Arrangers and the Amendment No. 5 Arranger (and one local counsel in each applicable jurisdiction and, solely in the event of an actual conflict of interest, one additional counsel in each applicable material jurisdiction to the affected Persons, taken as a whole)). The foregoing costs and expenses shall include all reasonable search, filing, recording and title insurance charges and fees related thereto, and other reasonable out-of-pocket expenses incurred by any Agent. The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid within ten (10) Business Days of receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail; provided that, with respect to the Closing Date, all amounts due under this Section 10.04 shall be paid on the Closing Date solely to the extent invoiced to the Borrower within three (3) Business Days of the Closing Date. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion.

Section 10.05 Indemnification by the Borrower.

Whether or not the transactions contemplated hereby are consummated, from and after the Closing Date, the Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, and directors, officers, employees, counsel, agents, trustees, investment advisors and attorneys-in-fact of each of the foregoing (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs which shall be limited to Attorney Costs of one counsel to the Administrative Agent, the Arrangers, the Amendment No. 3 Arrangers and the Amendment No. 5 Arranger and one counsel to the other Lenders (and one local counsel in each applicable jurisdiction and, solely in the event of an actual conflict of interest, one additional counsel in each applicable material jurisdiction to the affected Persons, taken as a whole)) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment,

Loan or Letter of Credit or the use or proposed use of the proceeds therefrom including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, or (c) any actual or alleged presence or Release of Hazardous Materials at, on, under or from any property or facility currently or formerly owned, leased or operated by the Loan Parties or any Subsidiary, or any Environmental Liability related in any way to any Loan Parties or any Subsidiary, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”) in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that, notwithstanding the foregoing, such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence or willful misconduct of such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee, as determined by the final, non-appealable judgment of a court of competent jurisdiction or (y) a material breach of its obligations under the Loan Documents by such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee as determined by the final, non-appealable judgment of a court of competent jurisdiction. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement unless resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by the final, non-appealable judgment of a court of competent jurisdiction, nor shall any Indemnitee or the Borrower or any Subsidiary have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) except with respect to Loan Parties to the extent such damages would otherwise be subject to indemnification pursuant to this Section 10.05. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, any Subsidiary of any Loan Party, any Loan Party’s directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents are consummated. All amounts due under this Section 10.05 shall be paid within ten (10) Business Days after demand therefor; provided, however, that such Indemnitee shall promptly refund such amount to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification rights with respect to such payment pursuant to the express terms of this Section 10.05. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent or the Collateral Agent, the replacement of, or assignment of rights by, any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. For the avoidance of doubt, any indemnification relating to Taxes, other than Taxes resulting from any non-Tax claim, shall be covered by Sections 3.01 and 3.04 and shall not be covered by this Section 10.05.

Section 10.06 Payments Set Aside.

To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall, to the fullest extent possible under provisions of applicable Law, be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect.

Section 10.07 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (except as permitted by Section 7.04) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Assignee pursuant to an assignment made in accordance with the provisions of Section 10.07(b) (such an assignee, an “Eligible Assignee”), (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(g) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below and subject to Section 10.07(d) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and in Swing Line Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A) the Borrower (not to be unreasonably withheld or delayed), provided that no consent of the Borrower shall be required for (i) an assignment of all or a portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund, (ii) an assignment related to Revolving Credit Commitments or Revolving Credit Exposure to a Revolving Credit Lender or an Affiliate of a Revolving Credit Lender or an Approved Fund of a Revolving Credit Lender or (iii) if an Event of Default has occurred and is continuing, any Assignee;

(B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of (i) all or any portion of a Term Loan to a Lender or an Approved Fund or (ii) all or any portion of a Revolving Credit Commitment to a Revolving Credit Lender or an Approved Fund of a Revolving Credit Lender;

(C) each Principal L/C Issuer at the time of such assignment, provided that no consent of the Principal L/C Issuers shall be required for any assignment (i) not related to Revolving Credit Commitments or Revolving Credit Exposure or (ii) to an Agent or an Affiliate of an Agent; and

(D) the Swing Line Lenders; provided that no consent of a Swing Line Lender shall be required for any assignment (i) not related to Revolving Credit Commitments or Revolving Credit Exposure or (ii) to an Agent or an Affiliate of an Agent.

(E) Notwithstanding the foregoing or anything to the contrary set forth herein, any assignment of any Loans or Commitments to a Purchasing Borrower Party or a Non-Debt Fund Affiliate shall also be subject to the requirements set forth in Section 10.07(k).

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than an amount of $5,000,000 (in the case of each Revolving Credit Loan) or $1,000,000 (in the case of a Term Loan), and shall be in increments of an amount of $1,000,000 in excess thereof unless each of the Borrower and the Administrative Agent otherwise consents, provided that such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent, in its sole discretion, may elect to waive such processing and recordation fee;

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

(D) on or before the date on which it becomes a party to this Agreement, the Assignee shall deliver to the Borrower and the Administrative Agent the forms or certifications, as applicable, described in Section 3.01(d), to the extent required thereby.

This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis among such Facilities.

(c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e).

(d) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and the amounts due under Section 2.03, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e) Any Lender may at any time sell participations to any Person (other than a natural person, Holdings or any of its Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that requires the affirmative vote of such Lender. Subject to Section 10.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations of such Sections, including the requirement to provide the forms and certificates pursuant to Section 3.01(d)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting as a non-fiduciary agent of the Borrower (solely for tax purposes), maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The Loan Parties and each Non-Debt Fund Affiliate (by its acquisition of a participation in any Lender’s rights and/or obligations under this Agreement) hereby agree that if a case under Title 11 of the United States Code is commenced against any Loan Party, to the extent that any Non-Debt Fund Affiliate would have the right to direct any Participant with respect to any vote with respect to any plan of reorganization with respect to any Loan Party (or to directly vote on such plan of reorganization) as a result of any participation taken by such Non-Debt Fund Affiliate pursuant to this Section 10.07(e), such Loan Party shall seek (and each Non-Debt Fund Affiliate shall consent) to provide that the vote of any Non-Debt Fund Affiliate (in its capacity as a Participant) with respect to any plan of reorganization of such Loan Party shall not be counted except that such Non-Debt Fund Affiliate’s vote (in its capacity as a Participant) may be counted to the extent any such plan of reorganization proposes to treat the participation in any Obligations held by such Non-Debt Fund Affiliate in a manner that is less favorable in any material respect to such Non-Debt Fund Affiliate than the proposed treatment of similar Obligations held by Lenders or Participants that are not Affiliates of the Borrower. Each Non-Debt Fund Affiliate hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Non-Debt Fund Affiliate’s attorney-in-fact, with full authority in the place and stead of such Non-Debt Fund Affiliate and in the name of such Non-Debt Fund Affiliate (solely in respect of Loans and participations therein and not in respect of any other claim or status such Non-Debt Fund Affiliate may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this paragraph.

(f) A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (not to be unreasonably withheld).

(g) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) an SPC shall be entitled to the benefit of Sections 3.01, 3.04 and 3.05 (subject to the requirements and the limitations of such Sections, including the requirement to provide the forms and certificates pursuant to Section 3.01(d)), but neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement, unless the grant to the SPC was made with the prior written consent of the Borrower, not to be unreasonably withheld or delayed (for the avoidance of doubt, the Borrower shall have reasonable basis for withholding consent if an exercise by SPC immediately after the grant would result in materially increased indemnification obligation to the Borrower at such time), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(i) Notwithstanding anything to the contrary contained herein, without the consent of the Borrower or the Administrative Agent, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

(j) Notwithstanding anything to the contrary contained herein, any L/C Issuer or Swing Line Lender may, upon thirty (30) days’ notice to the Borrower and the Lenders, resign as an L/C Issuer or Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or Swing Line Lender shall have identified a successor L/C Issuer or Swing Line Lender reasonably acceptable to the Borrower willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable, and the effectiveness of such resignation shall be conditioned upon such successor assuming the rights and duties of the L/C Issuer or Swing Line Lender, as applicable. In the event of any such resignation of an L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of the relevant L/C Issuer or the Swing Line Lender, as the case may be, except as expressly provided above. If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans, Eurocurrency Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).

(k) (i) Notwithstanding anything else to the contrary contained in this Agreement, any Lender may assign all or a portion of its Term Loans to any Non-Debt Fund Affiliate or Purchasing Borrower Party in accordance with Section 10.07(b); provided that:

(A) no Default or Event of Default has occurred or is continuing or would result therefrom;

(B) the assigning Lender and Non-Debt Fund Affiliate or Purchasing Borrower Party purchasing such Lender’s Term Loans, as applicable, shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit M hereto (an “Affiliated Lender Assignment and Assumption”) in lieu of an Assignment and Assumption;

(C) for the avoidance of doubt, Lenders shall not be permitted to assign Revolving Credit Commitments or Revolving Credit Loans to any Purchasing Borrower Party or Non-Debt Fund Affiliate;

(D) any Term Loans assigned to any Purchasing Borrower Party shall be automatically and permanently cancelled for upon the effectiveness of such assignment and will thereafter no longer be outstanding for any purpose hereunder;

(E) (i) no Purchasing Borrower Party may use the proceeds from Revolving Credit Loans or Swing Line Loans to purchase any Term Loans and (ii) Term Loans may only be purchased by a Purchasing Borrowing Party if, after giving effect to any such purchase, the sum of (x) the excess of the aggregate Revolving Credit Commitments at such time less the aggregate Revolving Credit Exposure plus (y) the amount of unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries shall be not less than $75,000,000;

(F) each Non-Debt Fund Affiliate or Purchasing Borrower Party represents and warrants as of the date of any assignment to such Non-Debt Fund Affiliate or Purchasing Borrower Party pursuant to this Section 10.07(k), that neither the Non-Debt Fund Affiliate or Purchasing Borrower Party nor any of its Affiliate has any MNPI with respect to Holdings, the Borrower or any of its Subsidiaries or securities that either (a) has not been disclosed to the Lenders (other than Lenders that do not wish to receive MNPI with respect to Holdings, any of its Subsidiaries or Affiliates) prior to such time or (b) could not reasonably be expected to have a material effect upon, or otherwise be material, (i) to a Lender’s decision to participate in any assignment pursuant to this Section 10.07(k) or (ii) to the market price of the Term Loans; and

(G) no Term Loan may be assigned to a Non-Debt Fund Affiliates pursuant to this Section 10.07(k), if after giving effect to such assignment, Non-Debt Fund Affiliates in the aggregate would own in excess of 25% of all Term Loans then outstanding.

(ii) Notwithstanding anything to the contrary in this Agreement, no Non-Debt Fund Affiliate shall have any right to (i) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Loan Parties are not invited, and (ii) receive any information or material prepared by Administrative Agent or any Lender or any communication by or among Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to any Loan Party or its representatives (and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to Article II), or (iii) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against Administrative Agent, the Collateral Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Loan Documents.

(l) Notwithstanding anything in Section 10.01 or the definition of “Majority Lenders”, “Required Lenders”, “Required Revolving Lenders”, “Required Term B-2 Lenders” or “Required Class Lenders” to the contrary, for purposes of determining whether the Majority

Lenders, the Required Lenders, the Required Revolving Lenders, the Required Term B-2 Lenders or the Required Class Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent, Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document:

(i) all Term Loans and Class B Revolving Commitments held by any Non-Debt Fund Affiliate shall be deemed to be not outstanding for all purposes of calculating whether the Majority Lenders, the Required Lenders, the Required Class Lenders, the Required Revolving Lenders or the Required Term B-2 Lenders have taken any actions; and

(ii) all Term Loans, Revolving Credit Commitments and Revolving Credit Exposure held by Debt Fund Affiliates may not account for more than 50% of the Term Loans, Revolving Credit Commitments and Revolving Credit Exposure of consenting Lenders included in determining whether the Majority Lenders, the Required Lenders, the Required Class Lenders, the Required Revolving Lenders or the Required Term B-2 Lenders have consented to any action pursuant to Section 10.01;

(m) Notwithstanding anything to the contrary in this Agreement, no Cerberus Revolving Lender shall be permitted to assign Class B Revolving Credit Commitments or Class B Revolving Credit Loans to any Debt Fund Affiliate.

Additionally, the Loan Parties and each Non-Debt Fund Affiliate hereby agree that if a case under Title 11 of the United States Code is commenced against any Loan Party, such Loan Party shall seek (and each Non-Debt Fund Affiliate shall consent) to provide that the vote of any Non-Debt Fund Affiliate (in its capacity as a Lender) with respect to any plan of reorganization of such Loan Party shall not be counted except that such Non-Debt Fund Affiliate’s vote (in its capacity as a Lender) may be counted to the extent any such plan of reorganization proposes to treat the Obligations held by such Non-Debt Fund Affiliate in a manner that is less favorable in any material respect to such Non-Debt Fund Affiliate than the proposed treatment of similar Obligations held by Lenders that are not Affiliates of the Borrower. Each Non-Debt Fund Affiliate hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Non-Debt Fund Affiliate’s attorney-in-fact, with full authority in the place and stead of such Non-Debt Fund Affiliate and in the name of such Non-Debt Fund Affiliate (solely in respect of Loans and participations therein and not in respect of any other claim or status such Non-Debt Fund Affiliate may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this paragraph.

Section 10.08 Confidentiality.

Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ managers, administrators, directors, officers, employees, trustees, partners, investors, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority or self regulatory authority having or asserting jurisdiction over such Person (including any Governmental Authority regulating any Lender or its Affiliates); (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions substantially the same as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 10.07(g), counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in any of its rights or obligations under this Agreement; (f) with the written consent of the Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08 or becomes available to the Administrative Agent, any Arranger, any Lender, the L/C Issuer or any of their respective Affiliates on a non-confidential basis from a source other than a Loan Party or any Investor or their respective related parties (so long as such source is not known to the Administrative Agent, such Arranger, such Lender, the L/C Issuer or any of their respective Affiliates to be bound by confidentiality obligations to any Loan Party); (h) to any Governmental Authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating any Lender; (i) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to Loan Parties and their Subsidiaries received by it from such Lender) or to the CUSIP Service Bureau or any similar organization; or (j) in connection with the exercise of any remedies hereunder, under any other Loan Document or the enforcement of its rights hereunder or thereunder. In addition, the Agents and the Lenders may disclose the existence of this Agreement and publicly available information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from the Loan Parties relating to any Loan Party, its Affiliates or its Affiliates’ directors, managers, officers, employees, trustees, investment advisors or agents, relating to Holdings, the Borrower or any of their Subsidiaries or its business, other than any such information that is publicly available to any Agent, any L/C Issuer or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that, in the case of information received from a Loan Party after the Closing Date, such information is clearly identified at the time of delivery as confidential or is delivered pursuant to Section 6.01, 6.02 or 6.03 hereof.

Section 10.09 Setoff.

In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates (and the Collateral Agent, in respect of any unpaid fees, costs and expenses payable hereunder) is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and each of its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or the Collateral Agent to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or the Collateral Agent hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, the Collateral Agent and each Lender under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, the Collateral Agent and such Lender may have at Law.

Section 10.10 Interest Rate Limitation.

Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 10.11 Counterparts.

This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

Section 10.12 Integration; Termination.

This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

Section 10.13 Survival of Representations and Warranties.

All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

Section 10.14 Severability.

If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.15 GOVERNING LAW.

THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(a) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY, BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH LOAN PARTY, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR

PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 10.16 WAIVER OF RIGHT TO TRIAL BY JURY.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 10.17 Binding Effect.

This Agreement shall become effective when it shall have been executed by the Loan Parties and the Administrative Agent shall have been notified by each Lender, the Swing Line Lenders and L/C Issuer that each such Lender, Swing Line Lender and L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Loan Parties, each Agent and each Lender and their respective successors and assigns, in each case in accordance with Section 10.07 (if applicable) and except that no Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04.

Section 10.18 USA Patriot Act.

Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name, address and tax identification number of the Borrower and other information regarding the Borrower that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the USA Patriot Act. This notice is given in accordance with the requirements of the USA Patriot Act and is effective as to the Lenders and the Administrative Agent.

Section 10.19 No Advisory or Fiduciary Responsibility.

In connection with all aspects of each transaction contemplated hereby, each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Agents, the Arrangers, the Amendment No. 3 Arrangers, the Amendment No. 5 Arranger and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Agents, the Arrangers, the Amendment No. 3 Arrangers, the Amendment No. 5 Arranger and the Lenders is and has been acting solely as a principal and except as expressly agreed in writing by the relevant parties, is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Agents, the Arrangers, the Amendment No. 3 Arrangers, the Amendment No. 5 Arranger or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto except as expressly agreed in writing by the relevant parties, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Agent or Lender has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Agents, the Arrangers, the Amendment No. 3 Arrangers, the Amendment No. 5 Arranger or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Agents, the Arrangers, the Amendment No. 3 Arrangers, the Amendment No. 5 Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Agents, the Arrangers, the Amendment No. 3 Arrangers, the Amendment No. 5 Arranger or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Agents, the Arrangers, the Amendment No. 3 Arrangers, the Amendment No. 5 Arranger and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.

Section 10.20 Electronic Execution of Assignments and Certain Other Documents.

The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

ARTICLE XI.

Guarantee

Section 11.01 The Guarantee.

Each Guarantor hereby jointly and severally with the other Guarantors guarantees, as a primary obligor and not as a surety to each Secured Party and their respective successors and assigns, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of (i) the Title 11 of the United States Code after any bankruptcy or insolvency petition under Title 11 of the United States Code and (ii) any other Debtor Relief Laws) on the Loans made by the Lenders to, and the Notes, if any, held by each Lender of, the Borrower (other than such Guarantor), and all other Obligations from time to time owing to the Secured Parties by any Loan Party under any Loan Document or Holdings or any Restricted Subsidiary under any Secured Hedge Agreement or any Cash Management Obligations, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”); provided that the Guaranteed Obligations shall exclude, with respect to any Guarantor at any time, Excluded Swap Obligations with respect to such Guarantor at such time. The Guarantors hereby jointly and severally agree that if the Borrower or other Guarantor(s) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

Section 11.02 Obligations Unconditional.

The obligations of the Guarantors under Section 11.01 shall constitute a guaranty of payment and to the fullest extent permitted by applicable Law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations of the Borrower under this Agreement, the Notes, if any, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above:

(i) at any time or from time to time, without notice to the Guarantors, to the extent permitted by Law, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

(ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted;

(iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or except as permitted pursuant to Section 11.09, any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

(iv) any Lien or security interest granted to, or in favor of, an L/C Issuer or any Lender or Agent as security for any of the Guaranteed Obligations shall fail to be perfected; or

(v) the release of any other Guarantor pursuant to Section 11.09 or otherwise.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and, to the extent permitted by Law, all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against the Borrower under this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Guarantors waive, to the extent permitted by Law, any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between the Borrower and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. This Guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by Secured Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other person at any time of any right or remedy against the Borrower or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding.

Section 11.03 Reinstatement.

The obligations of the Guarantors under this Article XI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Loan Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Section 11.04 Subrogation; Subordination.

Each Guarantor hereby agrees that until the payment and satisfaction in full in cash of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement it shall waive any claim and shall not exercise any right or remedy, direct or indirect, arising by reason of any performance by it of its guarantee in Section 11.01, whether by subrogation or otherwise, against the Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Any Indebtedness of any Loan Party permitted pursuant to Section 7.03(b)(ii) or 7.03(d) shall be subordinated to such Loan Party’s Obligations in the manner set forth in the Intercompany Note evidencing such Indebtedness.

Section 11.05 Remedies.

The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement and the Notes, if any, may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 8.02) for purposes of Section 11.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 11.01.

Section 11.06 Instrument for the Payment of Money.

Each Guarantor hereby acknowledges that the guarantee in this Article XI constitutes an instrument for the payment of money, and consents and agrees that any Lender or Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213.

Section 11.07 Continuing Guarantee.

The guarantee in this Article XI is a continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising.

Section 11.08 General Limitation on Guarantee Obligations.

In any action or proceeding involving any state corporate limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 11.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 11.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Loan Party or any other person, be automatically limited and reduced to the highest amount (after giving effect to the right of contribution established in Section 11.10) that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

Section 11.09 Release of Guarantors.

If, in compliance with the terms and provisions of the Loan Documents, Equity Interests of any Subsidiary Guarantor (a “Transferred Guarantor”) are sold or otherwise transferred, following which transfer such Subsidiary Guarantor ceases to be a Subsidiary, such Transferred Guarantor shall, upon the consummation of such sale or transfer, be automatically released from its obligations under this Agreement (including under Section 10.05 hereof) and the other Loan Documents and, so long as the Borrower shall have provided the Agents such certifications or documents as any Agent shall reasonably request, the Collateral Agent shall take such actions as are necessary to effect the releases described in this Section 11.09.

At the request of the Borrower, GLS shall be released from its obligations as a Guarantor under this Agreement and the Collateral Agent shall take such actions as are necessary to effect the releases described in this Section 11.09. At such time that GLS is released from its obligation as a Guarantor, GLS shall remain a Restricted Subsidiary for all other purposes of this Agreement and the other Loan Documents unless and until GLS no longer constitutes a Restricted Subsidiary pursuant to the definition thereof. At any time after a release of GLS pursuant to this Section 11.09, the Borrower shall not be contractually obligated to make Investments in GLS beyond its pro rata share of the outstanding economic interest in GLS.

When all Commitments hereunder have terminated, and all Loans or other Obligation hereunder which are accrued and payable have been paid or satisfied, and no Letter of Credit remains outstanding (except any Letter of Credit the Outstanding Amount of which the Obligations related thereto has been Cash Collateralized or for which a backstop letter of credit reasonably satisfactory to the applicable L/C Issuer has been put in place), this Agreement and the Guarantees made herein shall terminate with respect to all Obligations, except with respect to Obligations that expressly survive such repayment pursuant to the terms of this Agreement.

Section 11.10 Right of Contribution.

Each Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 11.04. The provisions of this Section 11.10 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

Section 11.11 Keepwell.

Each Loan Party that is a Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each other Loan Party with respect to such Swap Obligation as may be needed by such Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article XI voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 11.12 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(ii) the effects of any Bail-In Action on any such liability, including, if applicable:

(A) a reduction in full or in part or cancellation of any such liability;

(B) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(C) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DYNCORP INTERNATIONAL INC.

By:
Name:
Title:

DELTA TUCKER HOLDINGS, INC.

By:
Name:
Title:

DIV CAPITAL CORPORATION
DTS AVIATION SERVICES LLC
DYN MARINE SERVICES OF VIRGINIA LLC
DYNCORP AEROSPACE OPERATIONS LLC
DYNCORP INTERNATIONAL LLC
DYNCORP INTERNATIONAL SERVICES LLC
HELIWORKS LLC
PHOENIX CONSULTING GROUP, LLC
SERVICES INTERNATIONAL LLC
WORLDWIDE MANAGEMENT AND CONSULTING
SERVICES LLC
WORLDWIDE RECRUITING AND STAFFING
SERVICES LLC

By:
Name:
Title:

CASALS & ASSOCIATES, INC.

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and a Lender

By:
Name:
Title:

[LENDERS], as a Lender

By:
Name:
Title:

S-4